UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04636

                                 THE GALAXY FUND
  ----------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Financial Center
                                BOSTON, MA 02111
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               (Address of principal executive offices) (Zip code)

                            Glen P. Martin, President
                       c/o Columbia Management Group, Inc.
                              One Financial Center
                                BOSTON, MA 02111
  ----------------------------------------------------------------------------

        Registrant's telephone number, including area code: 866-840-5469
                                                            ------------

                      Date of fiscal year end: MAY 31, 2004
                                              -------------

                     Date of reporting period: MAY 31, 2004
                                              -------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

ANNUAL REPORT

May 31, 2004

     GALAXY MONEY MARKET FUNDS

[GRAPHIC OMITTED]
ACCORN,COLUMN, CAP, HANDSHAKE ART



Galaxy Money Market Fund

Galaxy Government
Money Market Fund

Galaxy U.S. Treasury
Money Market Fund

Galaxy Tax-Exempt
Money Market Fund

Galaxy Connecticut Municipal
Money Market Fund

Galaxy Massachusetts Municipal
Money Market Fund

Galaxy New York Municipal
Money Market Fund

                                                               [GRAPHIC OMITTED]
                                                               GALAXY FUNDS LOGO

--------------------------------------------------------------------------------
                          THE GALAXY MONEY MARKET FUNDS
                                 PRIVACY NOTICE

      The Galaxy Money Market Funds, each a series of The Galaxy Fund, recognizes and respects the privacy concerns of our customers(1). We provide this notice to you so that you will be aware of the kinds of information we collect and the circumstances under which that information may be disclosed to third parties.

      We collect nonpublic personal information about you from the following sources:

      o Information received from you on account applications or other forms;
      o Information about your transactions with us, our affiliates, or others;
      o Information received from you in written, telephonic or electronic communications with us, our affiliates or others;
      o Information received from a consumer reporting agency; and
      o Information received from public sources, such as telephone numbers.

      We may disclose all of the information described above that we collect.

      We may disclose nonpublic personal information about you to the following types of third parties affiliated with the Galaxy Money Market Funds:

      o Financial service providers, such as retail banking, mortgage banking, credit card, brokerage and insurance companies.

      You may prohibit the sharing of nonpublic personal information about you with such affiliated third parties. Simply mail a written request with your name, address and account number(s) to the following address, The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520, or call the following toll-free number, 1-866-840-5469. If you make such a request, it will apply to all of your accounts. If you have a joint account, a request by one party will apply to the entire account.

      Your request will not impact existing relationships you may have with Fleet National Bank and its affiliates, such as a Galaxy IRA, Galaxy Access account or Fleet One account.

      We may also disclose nonpublic personal information about you to nonaffiliated third parties if you request or authorize such disclosure, if such disclosure is permitted by law (such as sharing information with companies who maintain our service customer accounts), or if such disclosure is made pursuant to a joint agreement with another company or another financial institution that provides marketing services on our behalf.

      If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

      We restrict access to your personal and account information to those persons who need to know that information in order to provide services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

      In the event that you hold shares of the Galaxy Money Market Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

-------------------------------------
(1) For purposes of this notice, the terms "customer" or "customers" include individuals who provide nonpublic personal information to the Galaxy Money Market Funds, but do not invest in shares of the Funds.
--------------------------------------------------------------------------------

CHAIRMAN'S AND PRESIDENT'S MESSAGE

Dear Shareholder:

      We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of this merger, Columbia Management Group, affiliates of which serve as advisor and distributor to the Galaxy Funds, became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to Galaxy Fund shareholders. By preserving and leveraging its strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products. There are no immediate changes planned for fund names, product lines, or customer service contacts.

      On March 15, 2004, FleetBoston Financial Corporation announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") to settle charges involving market timing in Columbia Management mutual funds. The Galaxy Money Market Funds were not named in these charges. (Bank of America came to a similar agreement in principle at the same time.) The agreement will require the final approval of the SEC and the NYAG. This settlement in principle reflects Columbia Management's strong wish to put this regrettable situation behind it. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of the open-end mutual fund shares it distributes.

      We want you to know that over 75% of the members of the Galaxy Funds' Board of Trustees are independent of the funds' advisor and its affiliates. In addition, the Board has been energetic over the past year in strengthening its capacity to oversee the Galaxy Funds. Recently, the Board appointed an interim chief compliance officer, who reports directly to the audit committee of the Board.

      Both the Galaxy Fund trustees and Columbia Management are committed to serving you, our shareholders, and we will continue to work hard to help you achieve your financial goals.

      As always, thank you for choosing to invest in a Galaxy Fund. It is a privilege to play a role in your financial future.

Sincerely,

/S/ DWIGHT E. VICKS, JR.                             /S/ GLEN P. MARTIN

Dwight E. Vicks, Jr.                                 Glen P. Martin
Chairman, Board of Trustees                          President


Glen P. Martin became president of the Galaxy Funds on March 4, 2004.

-----------------------
Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

[BEGIN SIDEBAR]
MUTUAL FUNDS:

O ARE NOT BANK DEPOSITS

O ARE NOT FDIC INSURED

O ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK

O ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
  AMOUNT INVESTED
[END SIDEBAR]

MARKET OVERVIEW

MONEY MARKET OVERVIEW

BY COLUMBIA MANAGEMENT ADVISORS, INC.
      As investors became more certain over the past year that a US economic recovery was underway, the yields for money market instruments and other short-term securities began to rise. On May 31, 2004, when this 12-month reporting period ended, the one-year LIBOR Index (a widely used benchmark for short-term yields) stood at 2.05%. That compares with 1.21% when the period began. During that time, we enhanced returns for shareholders of the Galaxy Money Market Funds by taking advantage of investment opportunities that arose from periodic up ticks in yields and changes in supply and demand. In addition, we positioned the funds to take advantage of a more sustained rise in yields that stronger economic growth would bring.

JOB GROWTH FIRMS UP RECOVERY
      In June of 2003, when the reporting period started, it was still unclear how strong or long-lasting the economic recovery would be. During the second quarter of 2003, the gross domestic product (GDP) - which measures the output of US goods and services - posted an annualized gain of 3.1%, up modestly from a gain of 2.0% in the first quarter. Despite improvements in other areas of the economy, employment rates remained low. To spur growth, the Federal Reserve Board cut the federal funds rate by 0.25%. Money market yields fell sharply at this time.
      In addition to benefiting from the lowest interest rates in more than four decades, the economy soon responded positively to cuts in federal income taxes and large outlays for defense. Consumer confidence and spending improved. There were also gains in business spending - which had lagged for several years - as a result of the recent tax cuts, enhanced productivity and stronger corporate profits. GDP improved at a robust annualized rate of 8.2% for the third quarter of 2003, the fastest pace in several decades, and money market yields rose.
      In the fourth quarter of 2003 and the first quarter of 2004, GDP growth leveled off at healthy rates of an estimated 4.1% and 3.9%, respectively. Growth in employment remained generally disappointing, however. Intent on sustaining growth and avoiding possible deflation, the Fed signaled that it would not raise interest rates any time soon. From November 2003 into March of 2004, money market yields traded in a relatively narrow range. Yields then rose sharply in April and May, as jobs growth improved and the Fed indicated that it might soon start to raise interest rates in a series of moves.

A SHIFT FROM LONGER TO SHORTER MATURITIES
      In the first half of the reporting period, with money market yields near historic lows, we continued to seek investment opportunities in near-term yield up ticks and a steepening in the yield curve. Initially, we purchased both intermediate- and longer-term issues in the Galaxy taxable money market funds - for a more even distribution of maturities. Later, when it became clear that yields would rise, we increased investments in shorter-term issues. Throughout the year, we also took advantage of selected opportunities in commercial paper, the debt of US government agencies and certain taxable municipal securities.
      We used a similar strategy with respect to maturities for the Galaxy tax-exempt money market funds - adding longer maturities at the start of the reporting period and moving into shorter maturities as the economic outlook improved. We further enhanced returns by taking advantage of opportunities resulting from seasonal changes in supply and demand.

POSITIONED FOR RISING RATES
      We believe that economic growth will remain relatively stable in the second half of 2004, with some upward pressure on inflation. Although higher energy prices have slowed consumer spending in recent months, the production side of the economy is expanding robustly - evidenced by solid growth in manufacturing and rapid employment gains.
      Now that the recovery is well established, and the Fed has indicated it will probably start to raise short-term interest rates in coming months, money market yields should continue to rise. The recent emphasis on shorter maturities in the Galaxy money market funds should help us take advantage of new opportunities in higher-yielding securities.

PERFORMANCE AT-A-GLANCE as of May 31, 2004(%)

                                                         RETAIL A       TRUST
                                                          SHARES       SHARES
                                                          ------       ------
      GALAXY MONEY MARKET FUND
           7-day average yield........................     0.48         0.72
           30-day average yield.......................     0.47         0.71

      GALAXY GOVERNMENT MONEY MARKET FUND
           7-day average yield........................     0.47         0.60
           30-day average yield.......................     0.45         0.57

      GALAXY U.S. TREASURY MONEY MARKET FUND
           7-day average yield........................     0.33         0.48
           30-day average yield.......................     0.33         0.48

      GALAXY TAX-EXEMPT MONEY MARKET FUND
           7-day average yield........................     0.51         0.64
           30-day average yield.......................     0.51         0.64

      GALAXY CONNECTICUT MUNICIPAL
      MONEY MARKET FUND
           7-day average yield........................     0.45         0.55
           30-day average yield.......................     0.45         0.55

      GALAXY MASSACHUSETTS MUNICIPAL
      MONEY MARKET FUND
           7-day average yield........................     0.49         0.57
           30-day average yield.......................     0.49         0.57

      GALAXY NEW YORK MUNICIPAL
      MONEY MARKET FUND
           7-day average yield........................     0.64         0.74
           30-day average yield.......................     0.62         0.72

   PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. INVESTMENTS IN THE GALAXY MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. YIELDS ARE HISTORICAL AND WILL VARY WITH MARKET PERFORMANCE. HAD THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES NOT WAIVED OR REIMBURSED A PORTION OF EXPENSES, YIELDS WOULD HAVE BEEN LOWER. PLEASE CALL 1-866-840-5469 FOR THE MOST RECENT DAILY AND MONTH-END PERFORMANCE UPDATES.

   RETAIL A SHARES ARE CURRENTLY SUBJECT TO A SHAREHOLDER SERVICING FEE OF 0.10% OF AVERAGE DAILY NET ASSETS.

PORTFOLIO REVIEWS

GALAXY TAXABLE MONEY MARKET FUNDS

BY KAREN ARNEIL, CFA, AND WILLIAM GOLDTHWAIT
PORTFOLIO MANAGERS

      With money market yields near historically low levels for the past year, we watched for near-term opportunities to enhance yield for the Galaxy taxable money market funds, which are Galaxy Money Market Fund, Galaxy Government Money Market Fund and Galaxy U.S. Treasury Money Market Fund. Sometimes, we found these opportunities in issues with longer maturities. At other times, opportunities arose in various market sectors. Near the end of the reporting period, we prepared the funds' portfolios for the opportunities that would come from a more sustained rise in money market yields.
      For the 12 months ended May 31, 2004, Trust shares of Galaxy Money Market Fund had a total return of 0.69% and the fund's Retail A shares earned a total return of 0.45%. During the same period, total returns averaged 0.69% and 0.36%, respectively, for trust and retail shares of other taxable money market funds that reported their results to Lipper Inc. ("Lipper"), a mutual fund performance tracking service.
      Trust shares of Galaxy Government Money Market Fund had a total return of 0.59% and the fund's Retail A shares had a total return of 0.44% during the twelve-month reporting period ended May 31, 2004. Trust and retail shares of other US government money market funds that reported their performances to Lipper earned average total returns of 0.70% and 0.38%, respectively, over the same time.
      Trust shares of the Galaxy U.S. Treasury Money Market Fund had a total return of 0.52%, for the twelve-month period ended May 31, 2004 and the fund's Retail A shares earned a total return of 0.36%. By comparison, trust and retail shares of other money market funds investing in US Treasury issues that reported their results to Lipper earned total returns of 0.60% and 0.32%, respectively, for the same period.
      On May 31, 2004, Galaxy Money Market Fund had an average weighted maturity of 50 days; Galaxy Government Money Market Fund had an average weighted maturity of 51 days and Galaxy U.S. Treasury Money Market Fund had an average weighted maturity of 46 days.

CHANGING MATURITY STRUCTURE
      In the first part of the reporting period, when a soft economy kept money market yields at historically low levels, we took advantage of near-term up ticks in yield to add longer-term instruments to all of the Galaxy taxable money market

GALAXY MONEY MARKET FUND

DISTRIBUTION OF NET ASSETS AS OF MAY 31, 2004 (%)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMMERCIAL PAPER:                                       31%
US GOVERNMENT AGENCY OBLIGATIONS:                       20%
CORPORATE NOTES AND BONDS:                              19%
CERTIFICATES OF  DEPOSIT:                               15%
MUNICIPAL SECURITIES:                                   12%
REPURCHASE AGREEMENT:                                    2%
PROMISSORY NOTES & NET OTHER ASSETS AND LIABILITIES:     1%

GALAXY MONEY MARKET FUND

7-DAY AVERAGE YIELD (%)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  TRUST    RETAIL A
5/31/2003         0.84%     0.67%
6/30/2003         0.72%     0.49%
7/31/2003         0.62%     0.39%
8/29/2003         0.63%     0.40%
9/30/2003         0.64%     0.41%
10/31/2003        0.67%     0.43%
11/28/2003        0.69%     0.45%
12/31/2004        0.72%     0.48%
01/31/2004        0.69%     0.45%
02/29/2004        0.67%     0.43%
03/31/2004        0.69%     0.46%
04/30/2004        0.71%     0.47%
05/31/2004        0.72%     0.48%

GALAXY GOVERNMENT MONEY MARKET FUND

DISTRIBUTION OF NET ASSETS AS OF MAY 31, 2004 (%)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FEDERAL NATIONAL MORTGAGE ASSOCIATION:                   34%
FEDERAL HOME LOAN MORTGAGE CORPORATION:                  32%
REPURCHASE AGREEMENT:                                    24%
FEDERAL HOME LOAN BANK:                                  10%
CASH EQUIVALENT & NET OTHER ASSETS AND LIABILITIES*

* PERCENTAGE LESS THAN 1%

[BEGIN SIDEBAR]
KAREN ARNEIL HAS MANAGED THE GALAXY TAXABLE MONEY MARKET FUNDS SINCE SEPTEMBER 1996. SHE HAS MANAGED MONEY MARKET INVESTMENTS SINCE 1993.

WILLIAM GOLDTHWAIT HAS MANAGED THE GALAXY TAXABLE MONEY MARKET FUNDS SINCE JULY 2003. HE HAS MANAGED MONEY MARKET INVESTMENTS SINCE 1999.
[END SIDEBAR]

PORTFOLIO REVIEWS

funds. Because the yields for intermediate maturities were relatively unattractive at this time, we balanced the longer-term instruments with shorter-term issues in a "barbelled" maturity structure.
      As yields stabilized, and the yield curve began to steepen, we moved to a "laddered" structure with a more even distribution of maturities - which lengthened the average weighted maturities of the funds' portfolios. We then placed greater emphasis on shorter maturities, as money market yields rose at the end of the period.
      Throughout the year, we found yield opportunities for Galaxy Money Market Fund in commercial paper, including asset-backed issues. We also found yield advantages in both taxable and tax-exempt municipal securities. In the Galaxy Money Market Fund and the Galaxy Government Money Market Fund, we continued to add investments in instruments of US government agencies that could be called in by their issuers.

ENHANCED LIQUIDITY
      The barbelled maturity structure currently in place for the Galaxy taxable money market funds should provide enhanced liquidity in a changing market environment and help us to take advantage of new yield opportunities as interest rates continue to rise. As before, we will watch for near-term yield advantage in specific instruments and market sectors and emphasize issues with strong liquidity and superior credit ratings.

GALAXY GOVERNMENT MONEY MARKET FUND

7-DAY AVERAGE YIELD (%)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  TRUST    RETAIL A
6/30/2003         0.63%     0.48%
7/31/2003         0.59%     0.43%
8/29/2003         0.57%     0.41%
9/30/2003         0.57%     0.41%
10/31/2003        0.57%     0.45%
11/28/2003        0.58%     0.44%
12/31/2002        0.58%     0.46%
1/31/2003         0.58%     0.47%
2/28/2003         0.58%     0.44%
3/31/2003         0.57%     0.45%
4/30/2003         0.55%     0.40%
5/31/2003         0.60%     0.47%

GALAXY U.S. TREASURY MONEY MARKET FUND

7-DAY AVERAGE YIELD (%)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  TRUST    RETAIL A
5/31/2003         0.68%     0.53%
6/30/2003         0.57%     0.42%
7/31/2003         0.51%     0.36%
8/29/2003         0.49%     0.34%
9/30/2003         0.50%     0.35%
10/31/2003        0.50%     0.34%
11/28/2003        0.51%     0.35%
12/31/2002        0.50%     0.35%
1/31/2003         0.49%     0.33%
2/28/2003         0.48%     0.31%
3/31/2003         0.52%     0.35%
4/30/2003         0.50%     0.34%
5/31/2003         0.48%     0.33%

GALAXY U.S. TREASURY MONEY MARKET FUND

DISTRIBUTION OF NET ASSETS AS OF MAY 31, 2004 (%)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

US TREASURY BILLS:                       69%
FEDERAL HOME LOAN BANK:                  18%
US TREASURY NOTES:                       13%
NET OTHER ASSETS AND LIABILITIES*

* PERCENTAGE LESS THAN 1%

----------------------------------------
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. THE INVESTMENT ADVISOR IS PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED. PLEASE CALL 1-866-840-5469 FOR THE MOST RECENT DAILY AND MONTH-END PERFORMANCE UPDATES.

PORTFOLIO REVIEWS

GALAXY TAX-EXEMPT
MONEY MARKET FUNDS

BY NORM DESROSIERS
PORTFOLIO MANAGER
      In addition to seeking opportunities in the dynamic yield environment of the past year, we continued to find opportunities both from changes in market supply and demand and from seasonality factors in order to enhance returns for the Galaxy tax-exempt money market funds. These funds are Galaxy Tax-Exempt Money Market Fund, Galaxy Connecticut Municipal Money Market Fund, Galaxy Massachusetts Municipal Money Market Fund and Galaxy New York Municipal Money Market Fund.
      For the 12 months ended May 31, 2004, Trust and Retail A shares of Galaxy Tax-Exempt Money Market Fund had total returns of 0.58% and 0.46%, respectively. Over the same time, trust and retail shares of other tax-exempt money market funds reporting their performances to Lipper earned average total returns of 0.63% and 0.38%, respectively.
      During the same period, Retail A shares of Galaxy Connecticut Municipal Money Market Fund had a total return of 0.37%, versus an average total return of 0.27% for the retail shares of other Connecticut tax-exempt money market funds tracked by Lipper. Retail A shares of Galaxy Massachusetts Municipal Money Market Fund had a total return of 0.42%, versus the average total return of 0.41% for the retail shares of other Massachusetts tax-exempt money market funds as reported by Lipper. For the period September 16, 2003 (the fund's inception date) through May 31, 2004, Retail A shares of Galaxy New York Municipal Money Market Fund had a total return of 0.41%, which was significantly better than the average total return of 0.29% for the retail shares of other New York tax-exempt money market funds as reported by Lipper.
      Trust shares of Galaxy Connecticut Municipal Money Market Fund, Galaxy Massachusetts Municipal Money Market Fund, and Galaxy New York Municipal Money Market Fund earned total returns of 0.13%, 0.14% and 0.17%, respectively, from their inception date of March 1, 2004 through the end of the reporting period on May 31, 2004. Average total returns for the funds' respective Lipper peer groups were 0.07%, 0.10% and 0.11%.
      As of May 31, 2004, the average weighted maturity of the Galaxy Tax-Exempt Money Market Fund was 22 days and the average weighted maturities of Galaxy Connecticut Municipal Money Market Fund, Galaxy Massachusetts Municipal Money Market Fund and Galaxy New York Municipal Money Market Fund were 51 days, 35 days and 19 days, respectively.

MAKING THE MOST OF MARKET CHANGES
      At the start of the reporting period on June 1, 2003 - when the money market yield curve was relatively flat, offering little additional yield for longer maturities - we emphasized securities with shorter maturities in the funds' portfolios.
      We therefore focused our attention on variable rate demand bonds (VRBOs). VRBOs are securities that reset their rate daily or weekly. They offer both liquidity and protection against higher interest rates because of their floating rate feature. As such, we increased our position in VRBOs from 67% of Galaxy Tax-Exempt Money Market Fund's portfolio at the end of the 2003 annual reporting period (May 2003) to 79% as of the end of this annual reporting period (May
2004).

GALAXY TAX-EXEMPT MONEY MARKET FUND

DISTRIBUTION OF NET ASSETS AS OF MAY 31, 2004 (%)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SOUTH:                                  40%
NORTH CENTRAL:                          29%
MOUNTAIN:                               11%
EAST:                                    9%
PACIFIC:                                 8%
OTHER TERRITORIES, CASH EQUIVALENTS &
NET OTHER ASSETS AND LIABILITIES:        3%

GALAXY TAX-EXEMPT MONEY MARKET FUND

7-DAY AVERAGE YIELD (%)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  TRUST    RETAIL A
5/31/2003         0.79%     0.67%
6/30/2003         0.63%     0.52%
7/31/2003          0.5%     0.38%
8/29/2003         0.46%     0.34%
9/30/2003         0.63%     0.52%
10/31/2003        0.58%     0.46%
11/28/2003        0.66%     0.55%
12/31/2002        0.75%     0.63%
1/31/2003         0.55%     0.42%
2/28/2003         0.55%     0.42%
3/31/2003         0.60%     0.47%
4/30/2003         0.66%     0.52%
5/31/2003         0.64%     0.51%

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND

7-DAY AVERAGE YIELD (%)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                RETAIL A   TRUST
5/31/2003         0.56%
6/30/2003         0.43%
7/31/2003          0.3%
8/29/2003         0.25%
9/30/2003         0.42%
10/31/2003        0.38%
11/28/2003        0.45%
12/31/03          0.56%
01/31/04          0.36%
02/29/04          0.35%
03/31/04          0.41%    0.51%
04/30/04          0.45%    0.55%
05/31/04          0.45%    0.55%

[BEGIN SIDEBAR]
NORM DESROSIERS HAD BEEN CO-MANAGING THE GALAXY TAX-EXEMPT MONEY MARKET FUNDS SINCE JUNE 2000, AND WAS NAMED PORTFOLIO MANAGER IN JULY 2002. HE HAS MANAGED MONEY MARKET INVESTMENTS SINCE 1994.
[END SIDEBAR]

PORTFOLIO REVIEWS

      Several weeks into this reporting period, as investors looked for the Fed to trim short-term interest rates by 50 basis points, the yield curve inverted. When the Fed reduced the federal funds rate from 1.25% to 1.00%, however, the yields on short-term issues that we had purchased for the funds provided higher yields than did longer-term issues. Moreover, the funds' earlier emphasis on short-term securities gave us the flexibility to capitalize on the attractive yield opportunities that arose throughout the reporting period.
      Higher yields are common at the end of a calendar year because redemptions out of money market funds typically increase as investors pay for holiday expenses and corporate tax payments. These redemptions tend to increase the supply of securities in the market, which puts dealers under pressure to attract investors with higher yields. We used this spike in yields to add securities with slightly longer maturities. This strategy let us avoid the drop in yields that typically occurs in January when investors return to money market funds. We later moved back into securities with shorter maturities with the approach of the end of the calendar quarter in March and tax season in April. The sale of tax-exempt securities to pay tax bills during these months again causes yields to spike higher.

KEEPING MATURITIES ON THE SHORT SIDE
      The funds' short average weighted maturities should give us the flexibility to take advantage of any yield pickup in longer-term money market securities that typically occurs when state and local governments issue new tax-exempt notes in June, July, and August. While we may participate in this seasonal influx of new supply, we will be cautious about the volume of longer-term instruments that we buy. With the Fed likely to raise interest rates several times before the end of 2004, we plan to keep maturities sufficiently short to take advantage of new yield opportunities that the rate hikes should provide. As always, we will emphasize investments with both strong liquidity and superior credit ratings.

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND

DISTRIBUTION OF NET ASSETS AS OF MAY 31, 2004 (%)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CONNECTICUT:                            77%
OTHER TERRITORIES:                       7%
NORTH CENTRAL:                           7%
SOUTH:                                   5%
PACIFIC, MOUNTAIN, CASH EQUIVALENT &
NET OTHER ASSETS AND LIABILITIES:        4%

GALAXY NEW YORK MUNICIPAL MONEY MARKET FUND

DISTRIBUTION OF NET ASSETS AS OF MAY 31, 2004 (%)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

NEW YORK:                                       87%
PACIFIC:                                         5%
NORTH CENTRAL:                                   5%
OTHER TERRITORIES, SOUTH, CASH EQUIVALENTS &
NET OTHER ASSETS AND LIABILITIES:                3%

GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

DISTRIBUTION OF NET ASSETS AS OF MAY 31, 2004 (%)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MASSACHUSETTS:                                                  83%
SOUTH:                                                           6%
NORTH CENTRAL:                                                   4%
EAST, CASH EQUIVALENTS & NET OTHER ASSETS AND LIABILITIES:       3%
OTHER TERRITORIES:                                               2%
PACIFIC:                                                         2%

GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

7-DAY AVERAGE YIELD (%)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                RETAIL A   TRUST
6/30/2003         0.45%
7/31/2003         0.34%
8/29/2003         0.28%
9/30/2003         0.44%
10/31/2003        0.40%
11/30/2003        0.52%
12/31/2003        0.59%
1/31/2004         0.42%
2/29/2004         0.39%
3/31/2004         0.45%    0.54%
4/30/2004         0.51%    0.59%
5/31/2004         0.49%    0.57%

GALAXY NEW YORK MUNICIPAL MONEY MARKET FUND

7-DAY AVERAGE YIELD (%)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                RETAIL A   TRUST
09/30/2003        0.61%
10/31/2003        0.55%
11/28/2003        0.65%
12/31/2003        0.71%
1/31/2003         0.53%
2/29/2004         0.52%
3/31/2004         0.58%    0.68%
4/30/2004         0.64%    0.74%
5/31/2004         0.64%    0.74%

----------------------------------------
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. THE INVESTMENT ADVISOR IS PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED. PLEASE CALL 1-866-840-5469 FOR THE MOST RECENT DAILY AND MONTH-END PERFORMANCE UPDATES.

SHAREHOLDER INFORMATION

[BEGIN SIDEBAR]
                                  TRUSTEES AND
                          PRINCIPAL EXECUTIVE OFFICERS

                              Dwight E. Vicks, Jr.
                              CHAIRMAN AND TRUSTEE

                                 John T. O'Neill
                                     TRUSTEE

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     TRUSTEE

                                Kenneth A. Froot
                                     TRUSTEE

                                  James M. Seed
                                     TRUSTEE

                               Bradford S. Wellman
                                EMERITUS TRUSTEE

                                 Glen P. Martin
                                    PRESIDENT

                              J. Kevin Connaughton
                                    TREASURER

                                    W. Bruce
                                 McConnel, Esq.
                                    SECRETARY

                             INVESTMENT ADVISOR AND
                                 ADMINISTRATOR

                               Columbia Management
                                 Advisors, Inc.
                               100 Federal Street
                                Boston, MA 02110

                                   DISTRIBUTOR

                                 Columbia Funds
                                Distributor, Inc.
                              One Financial Center
                              Boston, MA 02111-2621

                              INDEPENDENT AUDITORS

                           PricewaterhouseCoopers LLP
                                 125 High Street
                                Boston, MA 02110

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                                Philadelphia, PA
                                   19103-6996
[END SIDEBAR]

This report is submitted for the general information of shareholders of the Galaxy Money Market Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each fund. A fund's prospectus contains more information concerning the investment policies and expenses of the fund, as well as other pertinent information. For complete information, and before making an investment decision on any of the Galaxy money market funds, you should request a prospectus by calling toll-free 1-866-840-5469. Read the prospectus carefully before you invest.

A description of the policies and procedures that the Galaxy Money Market Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge upon request by calling 1-866-840-5469, or (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANK OF AMERICA CORPORATION OR ANY OF ITS AFFILIATES, INCLUDING COLUMBIA MANAGEMENT ADVISORS, INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE US GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

                               [GRAPHIC OMITTED]
                                RECYCLE LOGO ART

                   This report was printed on recycled paper.

GALAXY MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

COMMERCIAL PAPER (A) - 32.89%

$48,000,000     Ciesco, LLC
                1.03%, 06/24/04 ................. $   47,968,413
 50,000,000     CXC, LLC
                1.05%, 06/01/04 (C)..............     50,000,000
 50,000,000     Dexia Delaware LLC
                1.06%, 07/07/04 .................     49,947,000
 40,668,000     Falcon Asset Securitization Corp.
                1.03%, 06/10/04 (C)..............     40,657,528
 50,000,000     Fountain Square Commercial
                Funding Corp.
                1.03%, 06/03/04 (C)..............     49,997,153
 50,000,000     Govco, Inc.
                1.20%, 08/19/04 (C)..............     49,868,333
 50,000,000     JPMorgan Chase & Co.
                1.03%, 06/14/04 .................     49,981,403
 50,000,000     Lloyds TSB Bank Plc
                1.17%, 10/13/04 .................     49,784,111
 15,039,000     Old Line Funding Corp.
                1.05%, 07/01/04 (C)..............     15,025,841
 30,000,000     Provena Health Services
                1.06%, 06/21/04
                Insured: MBIA
                SPA: JPMorgan Chase Bank.........     29,982,333
 25,000,000     Societe Generale, N.A.
                1.11%, 09/15/04 .................     24,919,028
 40,482,000     Verizon Network Funding Corp.
                1.08%, 07/06/04 .................     40,439,494
 31,000,000     Windmill Funding Corp.
                1.15%, 08/04/04 (C)..............     30,936,622
                                                  --------------
                TOTAL COMMERCIAL PAPER...........    529,507,259
                                                  --------------
                (Cost $529,507,259)

U.S. GOVERNMENT AGENCY OBLIGATIONS - 20.28%

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.70%

 25,000,000     1.01%, 06/17/04 (A)..............     24,988,944
  5,000,000     3.25%, 11/15/04 .................      5,040,757
 35,000,000     1.09%, 09/09/05 (B)..............     35,000,000
 50,000,000     1.10%, 10/07/05 (B)..............     50,000,000
 25,000,000     1.14%, 11/07/05 (B)..............     25,000,000
                                                  --------------
                                                     140,029,701
                                                  --------------

                FEDERAL HOME LOAN BANK - 6.74%

 10,000,000     1.50%, 03/01/05 .................     10,000,000
  6,500,000     1.40%, 04/04/05 .................      6,500,000
 20,000,000     1.45%, 04/04/05 .................     20,000,000
 19,000,000     1.35%, 04/15/05 .................     19,000,000
 15,000,000     1.07%, 04/19/05 (B)..............     14,996,048
 20,000,000     1.02%, 04/25/05 (B)..............     19,992,769
  8,000,000     1.30%, 04/27/05 .................      7,996,430
 10,000,000     1.35%, 04/29/05 .................     10,000,000
                                                  --------------
                                                     108,485,247
                                                  --------------

 PAR VALUE                                            VALUE
 ---------                                            -----

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.84%

$10,000,000     1.08%, 09/10/04 (A).............. $    9,969,981
 40,000,000     1.04%, 03/23/05 (B)..............     39,993,500
 18,000,000     1.55%, 05/04/05 .................     18,000,000
 10,000,000     1.75%, 05/23/05 .................     10,000,000
                                                  --------------
                                                      77,963,481
                                                  --------------
                TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS...............    326,478,429
                                                  --------------
                (Cost $326,478,429)

CORPORATE NOTES AND BONDS - 17.55%

  3,600,000     Abbott Laboratories
                5.13%, 07/01/04 .................      3,611,271
 10,000,000     American Express Credit Corp.
                Senior Note, Series B, MTN
                Extendible
                1.12%, 06/20/05 (B)(E)...........     10,000,000
 72,000,000     American Express Credit Corp.
                Senior Note, Series B, MTN
                Extendible
                1.15%, 07/05/05 (B)..............     72,000,000
 60,000,000     General Electric Capital Corp.
                MTN, Extendible
                1.18%, 06/17/05 (B)..............     60,005,158
 25,000,000     Goldman Sachs Group, Inc.
                MTN, Extendible
                1.26%, 06/14/05 (B)(E)(F)........     25,028,622
  2,000,000     Gulf Gate Apartments
                Series 2003
                1.20%, 09/01/28 (D)
                LOC: Wells Fargo Bank, N.A.......      2,000,000
 20,000,000     HBOS Treasury Services Plc
                MTN, Extendible
                1.09%, 06/01/05 (B)(E)...........     20,000,000
 15,000,000     MBIA Global Funding LLC, MTN
                1.06%, 02/07/05 (B)(E)...........     15,000,000
 40,000,000     Morgan Stanley
                Series EXL, Extendible
                1.11%, 06/27/05 (B)..............     40,000,000
 11,321,000     National Rural Utilities
                Cooperative Finance
                5.25%, 07/15/04 .................     11,374,779
 15,000,000     Royal Bank of Canada, Yankee, MTN
                Extendible
                1.08%, 06/10/05 (B)..............     15,000,000
  8,445,000     Wachovia Corp.
                6.95%, 11/01/04 .................      8,640,061
                                                  --------------
                TOTAL CORPORATE NOTES AND BONDS..    282,659,891
                                                  --------------
                (Cost $282,659,891)

CERTIFICATES OF DEPOSIT - 14.16%

 23,000,000     Barclays Bank Plc, Yankee
                1.03%, 05/25/05 (B)..............     22,993,104
 75,000,000     Canadian Imperial Bank of
                Commerce N.Y., Yankee
                Extendible
                1.15%, 06/15/05 (B)..............     75,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY MONEY MARKET FUND

MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

$30,000,000     Citibank, N.A.
                1.07%, 07/22/04 .................  $  30,000,000
 50,000,000     Credit Suisse First Boston N.Y.,
                Yankee
                1.08%, 07/07/04 (B)..............     50,000,000
 50,000,000     Wells Fargo Bank, N.A.
                1.09%, 07/12/04 .................     50,000,000
                                                  --------------
                TOTAL CERTIFICATES OF DEPOSIT....    227,993,104
                                                  --------------
                (Cost $227,993,104)

MUNICIPAL SECURITIES - 12.19%

                ARKANSAS - 0.19%

  3,000,000     Union County
                IDR, Del-Tin Fiber L.I.C. Project
                1.12%, 10/01/27 (D)
                LOC: Bank One, N.A...............      3,000,000
                                                  --------------

                CALIFORNIA - 0.19%

  3,000,000     Kern Water Bank Authority
                Series B
                1.20%, 07/01/28 (D)
                LOC: Wells Fargo Bank, N.A.......      3,000,000
                                                  --------------

                GEORGIA - 0.87%

 14,025,000     De Kalb County Development Authority
                Emory University, Series B, GO
                1.10%, 11/01/25 (D)..............     14,025,000
                                                  --------------

                LOUISIANA - 2.20%

 35,400,000     New Orleans, Pension Revenue, N.A.
                1.10%, 09/01/30 (D)
                LOC: AMBAC
                SPA: Bank One, N.A...............     35,400,000
                                                  --------------

                MAINE - 1.55%

 25,000,000     Portland, Pension Bonds, GO
                1.10%, 06/01/26 (D)
                SPA: Landesbank
                Hessen-Thuringen GZ .............     25,000,000
                                                  --------------

                MARYLAND - 1.79%

 22,300,000     Baltimore Community
                Development Financing Corp.
                1.11%, 08/15/30 (D)
                Insured: MBIA
                SPA: Wachovia Bank, N.A..........     22,300,000
  6,485,000     Maryland State
                Health & Higher Education Authority
                Charlestown Project, Series B
                1.10%, 01/01/28 (D)
                LOC: Wachovia Bank, N.A..........      6,485,000
                                                  --------------
                                                      28,785,000
                                                  --------------

 PAR VALUE                                            VALUE
 ---------                                            -----

                MINNESOTA - 0.93%

$15,000,000     St. Paul Housing & Redevelopment
                Authority
                Land Assembly Revenue
                Housing 5000 Project
                1.17%, 01/01/24 (D)
                LOC: U.S. Bank, N.A.............. $   15,000,000
                                                  --------------

                NEW HAMPSHIRE - 0.62%

 10,000,000     New Hampshire State Business
                Finance Authority
                Student Guaranteed
                Series B
                1.16%, 11/01/20 (D)
                SPA: Bank of New York............     10,000,000
                                                  --------------

                NEW JERSEY - 2.98%

 48,000,000     New Jersey EDA
                State Pension Funding Revenue
                1.09%, 02/15/29 (D)
                Insured: FSA
                SPA: Dexia Credit Local de France     48,000,000
                                                  --------------

                TEXAS - 0.87%

 14,000,000     Gulf Coast Waste Disposal Authority
                Environmental Facilities Revenue
                BP Amoco Chemical Project
                Series B, AMT
                1.13%, 09/01/38 (D)..............     14,000,000
                                                  --------------
                TOTAL MUNICIPAL SECURITIES.......    196,210,000
                                                  --------------
                (Cost $196,210,000)

PROMISSORY NOTES - 1.24%

                FINANCE - 1.24%

 20,000,000     Goldman Sachs
                1.18%, 07/13/04 (F)..............     20,000,000
                                                  --------------
                TOTAL PROMISSORY NOTES...........     20,000,000
                                                  --------------
                (Cost $20,000,000)


                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY MONEY MARKET FUND

MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

REPURCHASE AGREEMENT - 1.70%

$27,317,000     Repurchase Agreement with:
                JPMorgan Chase & Co.
                1.05%, Due 6/01/2004, dated 5/28/04
                Repurchase Price $27,320,187
                (Collateralized by U.S.
                Government Agency
                Obligations, 4.00% - 7.50%
                Due 03/01/2011 - 05/01/2034;
                Total Par $27,947,501
                Market Value $27,863,412)........ $   27,317,000
                                                  --------------
                TOTAL REPURCHASE AGREEMENT.......     27,317,000
                                                  --------------
                (Cost $27,317,000)

TOTAL INVESTMENTS - 100.01%......................  1,610,165,683
                                                  --------------
(Cost $1,610,165,683)*

NET OTHER ASSETS AND LIABILITIES - (0.01)%.......       (192,570)
                                                  --------------
NET ASSETS - 100.00%............................. $1,609,973,113
                                                  ==============

---------------------------
*       Aggregate cost for federal tax purposes.
(A)     Discount yield at time of purchase.
(B) Interest rate is reset at various time intervals. The interest rate shown reflects the rate in effect at May 31, 2004.
(C) Securities exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. At May 31, 2004, these securities amounted to $236,485,477 or 14.69% of net assets. These securities are deemed to be liquid.
(D) Variable rate demand notes are payable upon not more than one, seven or thirty business days' notice. Put bonds and notes have demand features that mature within one year. The interest rate shown reflects the rate in effect on May 31, 2004.
(E) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in exempt transactions to qualified institutional buyers. On May 31, 2004, these securities amounted to $70,028,622 or 4.35% of net assets. These securities are deemed to be liquid.
(F) Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Fund has valued the investment. Illiquid securities are valued at amortized cost, which approximates the fair market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. At May 31, 2004, these securities amount to $45,028,622 or 2.80% of net assets.
AMBAC   American Municipal Bond Assurance Corp.
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.
EDA     Economic Development Authority
FSA     Financial Security Assurance Inc.
GO      General Obligation
IDR     Industrial Development Revenue
LOC     Letter of Credit
MBIA    Municipal Bond Insurance Association
MTN     Medium Term Note
SPA     Stand-by Purchase Agreement

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

U.S. GOVERNMENT AGENCY OBLIGATIONS - 75.64%

                FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 33.42%

$40,000,000     1.05%, 07/07/04 (A)..............  $  39,958,400
 15,000,000     1.12%, 08/11/04 (A)..............     14,966,867
 30,000,000     1.00%, 09/10/04 (B)..............     29,996,028
 30,000,000     3.50%, 09/15/04 .................     30,191,330
 35,000,000     1.18%, 02/18/05 (B)..............     34,993,632
 15,000,000     1.04%, 03/23/05 (B)..............     14,997,563
  7,000,000     1.55%, 05/04/05 .................      7,000,000
  6,000,000     1.60%, 05/13/05 .................      6,000,000
  5,000,000     1.75%, 05/23/05 .................      5,000,000
 15,000,000     1.03%, 10/21/05 (B)..............     14,986,365
                                                   -------------
                                                     198,090,185
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION  - 32.10%

 15,000,000     1.06%, 07/13/04 (A)..............     14,981,625
 30,000,000     3.00%, 07/15/04 .................     30,068,048
 15,000,000     6.25%, 07/15/04 .................     15,093,121
 15,000,000     1.13%, 07/21/04 (A)..............     14,976,562
 20,000,000     1.06%, 08/10/04 (A)..............     19,958,778
  4,000,000     1.16%, 08/12/04 (A)..............      3,990,800
 30,000,000     4.50%, 08/15/04 .................     30,203,319
  5,000,000     3.25%, 11/15/04 .................      5,040,756
 16,000,000     1.09%, 09/09/05 (B)..............     16,000,533
 25,000,000     1.10%, 10/07/05 (B)..............     25,007,956
 15,000,000     1.14%, 11/07/05 (B)..............     15,000,000
                                                   -------------
                                                     190,321,498
                                                   -------------

                FEDERAL HOME LOAN BANK  - 10.12%

  6,000,000     1.50%, 03/01/05 .................      6,000,000
 22,000,000     1.05%, 04/07/05 (B)..............     22,000,000
  5,000,000     1.07%, 04/19/05 (B)..............      4,998,683
  7,000,000     1.02%, 04/25/05 (B)..............      6,997,469
 20,000,000     1.03%, 07/15/05 (B)..............     19,992,114
                                                   -------------
                                                      59,988,266
                                                   -------------
                TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS...............    448,399,949
                                                   -------------
                (Cost $448,399,949)

PAR VALUE                                               VALUE
---------                                               -----

REPURCHASE AGREEMENTS - 24.13%

$90,000,000     Repurchase Agreement with:
                JPMorgan Chase & Co.
                1.05% Due 06/01/2004,
                dated 05/28/2004
                Repurchase Price $90,010,500
                (Collateralized by U.S.
                Government Agency
                Obligations 4.00% - 7.50%
                Due 03/01/2011 - 05/01/2034;
                Total Par $92,077,281
                Market Value $91,800,236)........  $  90,000,000
 53,033,000     Repurchase Agreement with:
                UBS Financial Services
                1.03% Due 06/01/2004,
                dated 05/28/2004
                Repurchase Price $53,039,069
                (Collateralized by U.S.
                Government Agency
                Obligations 2.30% - 6.25%
                Due 07/15/2004 - 06/30/2008;
                Total Par $53,852,928
                Market Value $54,094,728)........     53,033,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENTS......    143,033,000
                                                   -------------
                (Cost $143,033,000)

  SHARES
  ------

INVESTMENT COMPANY - 0.02%

    156,254     Dreyfus Government Cash
                Management Fund
                0.87% (C)........................        156,254
                                                   -------------
                TOTAL INVESTMENT COMPANY.........        156,254
                                                   -------------
                (Cost $156,254)

TOTAL INVESTMENTS - 99.79%.......................    591,589,203
                                                   -------------
(Cost $591,589,203)*

NET OTHER ASSETS AND LIABILITIES - 0.21%.........      1,215,988
                                                   -------------
NET ASSETS - 100.00%.............................  $ 592,805,191
                                                   =============

--------------------------
*      Aggregate cost for federal tax purposes.
(A)    Discount yield at time of purchase.
(B) Interest rate is reset at various time intervals. The interest rate shown reflects the rate in effect at May 31, 2004.
(C)    Reflects seven-day yield at May 31, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY U.S. TREASURY MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 99.93%

                U.S. TREASURY BILLS - 69.17%

$89,421,000     0.89%, 06/03/04 (A)..............  $  89,416,604
 90,000,000     0.86%, 06/10/04 (A)..............     89,980,763
 50,000,000     0.88%, 06/17/04 (A)..............     49,980,555
121,693,000     0.91%, 06/24/04 (A)..............    121,619,254
 59,930,000     0.94%, 07/29/04 (A)..............     59,839,481
 10,000,000     1.00%, 09/02/04 (A)..............      9,974,296
 50,000,000     0.98%, 09/16/04 (A)..............     49,854,362
 50,000,000     1.10%, 10/14/04 (A)..............     49,795,625
                                                   -------------
                                                     520,460,940
                                                   -------------

                FEDERAL HOME LOAN BANK  - 17.81%

 20,391,000     0.95%, 06/01/04 (A)..............     20,391,000
 26,711,000     0.96%, 06/02/04 (A)..............     26,710,288
  7,511,000     0.97%, 06/09/04 (A)..............      7,509,381
 16,450,000     0.98%, 06/09/04 (A)..............     16,446,436
 27,986,000     0.98%, 06/11/04 (A)..............     27,978,227
 10,000,000     1.50%, 03/01/05 .................     10,000,000
 25,000,000     1.03%, 07/15/05 (B)..............     24,990,142
                                                   -------------
                                                     134,025,474
                                                   -------------

 PAR VALUE                                            VALUE
 ---------                                            -----

                U.S. TREASURY NOTES - 12.95%

$30,000,000     2.88%, 06/30/04 .................  $  30,045,720
 27,045,000     6.00%, 08/15/04 .................     27,319,585
 20,000,000     2.13%, 08/31/04 .................     20,054,328
 10,000,000     1.88%, 09/30/04 .................     10,019,552
 10,000,000     2.13%, 10/31/04 .................     10,038,663
                                                   -------------
                                                      97,477,848
                                                   -------------
                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS...............    751,964,262
                                                   -------------
                (Cost $751,964,262)

TOTAL INVESTMENTS - 99.93%.......................    751,964,262
                                                   -------------
(Cost $751,964,262)*

NET OTHER ASSETS AND LIABILITIES - 0.07%.........        493,959
                                                   -------------
NET ASSETS - 100.00%.............................  $ 752,458,221
                                                   =============

----------------------------------
*      Aggregate cost for federal tax purposes.
(A)    Discount yield at time of purchase.
(B) Interest rate is reset at various time intervals. The interest rate shown reflects the rate in effect at May 31, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAX-EXEMPT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

MUNICIPAL SECURITIES - 99.80%

                ALABAMA - 0.59%

$ 7,250,000     Huntsville-Redstone Village
                Special Care Facilities
                Financing Authority
                Series D
                1.08%, 12/01/06 (A)
                LOC: LaSalle Bank, N.A........... $    7,250,000
                                                  --------------

                ALASKA - 2.67%

  2,670,000     Alaska Municipal Bond Bank
                Authority, GO
                Series 2085
                1.10%, 02/15/12 (A)
                Insured: MBIA
                SPA: Merrill Lynch
                Capital Services ................      2,670,000
 30,000,000     North Slope Borough, Series A, GO
                1.12%, 06/30/10 (A)
                Insured: MBIA
                SPA: Dexia Credit Local de France     30,000,000
                                                  --------------
                                                      32,670,000
                                                  --------------

                ARIZONA - 3.16%

 16,650,000     Pima County, IDA
                Senior Living Facilities
                La Posada, Series A
                1.07%, 05/01/32 (A)
                LOC: LaSalle Bank, N.A...........     16,650,000
 19,000,000     Pima County, IDA
                Tucson Electric-Irvington
                Series A
                1.13%, 10/01/22 (A)
                LOC: Credit Suisse First Boston..     19,000,000
  2,900,000     Tempe, IDA, Centers for Habilitation
                1.19%, 12/01/21 (A)
                LOC: Wells Fargo Bank, N.A.......      2,900,000
                                                  --------------
                                                      38,550,000
                                                  --------------

                ARKANSAS - 0.82%

 10,000,000     Arkansas State Development
                Finance Authority
                Environmental Facilities Revenue
                Teris LLC Project, AMT
                1.15%, 03/01/21 (A)
                LOC: Wachovia Bank, N.A..........     10,000,000
                                                  --------------

                COLORADO - 3.48%

  6,995,000     Castle Pines North Metropolitan
                District, GO
                1.17%, 12/01/28 (A)
                LOC: U.S. Bank, N.A..............      6,995,000
  8,360,000     Colorado Department of
                Transportation
                (Roaring Fork Municipal Products
                LLC Series 2004-3, Class A)
                1.14%, 12/15/16 (A)(B)
                Insured: FGIC
                SPA: Bank of New York............      8,360,000

 PAR VALUE                                            VALUE
 ---------                                            -----

                COLORADO (CONTINUED)

$ 1,900,000     Colorado Educational & Cultural
                Facilities Authority Revenue
                Regis Jesuit High School Project
                1.09%, 12/01/33 (A)
                LOC: Wells Fargo Bank, N.A.......  $   1,900,000
  4,210,000     Colorado Health Facilities Authority
                Golden West Manor Project
                Series A
                1.12%, 07/01/32 (A)
                LOC: U.S. Bank, N.A..............      4,210,000
  5,000,000     Colorado, HFA
                Single Family Mortgage
                Class I-C-4, AMT
                1.18%, 11/01/04 .................      5,000,000
 13,000,000     Colorado, HFA
                Single Family Mortgage
                Class I-C-5
                1.13%, 11/01/04 .................     13,000,000
  3,000,000     Moffat County, PCR
                Colorado Ute Electric
                1.28%, 07/01/10 (A)
                Insured: AMBAC
                SPA: Societe Generale............      3,000,000
                                                  --------------
                                                      42,465,000
                                                  --------------

                FLORIDA - 0.70%

  3,045,000     Brevard County Revenue
                Holy Trinity Episcopal
                1.12%, 10/01/19 (A)
                LOC: Wachovia Bank, N.A..........      3,045,000
  3,560,000     Orange County, IDA
                Lake Highland Preparation School
                1.12%, 10/01/18 (A)
                LOC: Wachovia Bank, N.A..........      3,560,000
  2,000,000     Pinellas County Health
                Facilities Authority
                Hospital Facilities,
                Bayfront Projects
                1.08%, 07/01/34 (A)
                LOC: SunTrust Bank, N.A..........      2,000,000
                                                  --------------
                                                       8,605,000
                                                  --------------

                GEORGIA - 9.80%

  6,800,000     Athens-Clarke County, Unified
                Government Development
                Authority, UGA Real Estate
                Foundation Project
                1.07%, 04/01/31 (A)
                LOC: SunTrust Bank, N.A..........      6,800,000
 12,500,000     Atlanta Airport Revenue
                Series B-2
                1.08%, 01/01/30 (A)
                Insured: MBIA
                SPA: JPMorgan Chase Bank.........     12,500,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAX-EXEMPT MONEY MARKET FUND

MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

                GEORGIA (CONTINUED)

$15,565,000     Atlanta Development Authority
                Clark University Project
                Series A
                1.09%, 07/01/32 (A)
                LOC: Wachovia Bank, N.A..........  $  15,565,000
  6,100,000     Atlanta Urban Residential
                Finance Authority
                Multi-Family Housing Revenue
                Auburn Glenn Apartments,
                Series A, AMT
                1.15%, 12/01/37 (A)
                LOC: Wachovia Bank, N.A..........      6,100,000
  5,000,000     Atlanta Urban Residential
                Finance Authority
                Multi-Family Housing Revenue
                Northside Plaza Project, AMT
                1.15%, 11/01/27 (A)
                LOC: Wachovia Bank, N.A..........      5,000,000
  2,600,000     Burke County Development
                Authority, PCR
                Oglethorpe Power Corp.
                Series B
                1.08%, 01/01/20 (A)
                Insured: AMBAC
                SPA: JPMorgan Chase Bank.........      2,600,000
  8,400,000     Burke County Development
                Authority, PCR
                Oglethorpe Power Corp. Vogtle
                1.08%, 01/01/22 (A)
                Insured: AMBAC
                SPA: JPMorgan Chase Bank.........      8,400,000
 10,000,000     Clayton County Development Authority
                Special Facilities Revenue
                Delta Airlines, Series C, AMT
                1.15%, 05/01/35 (A)
                LOC: General Electric
                Capital Corp. ...................     10,000,000
  4,300,000     Clayton County Development
                Authority, IDR
                Wilson Holdings, Inc. Project, AMT
                1.20%, 11/01/13 (A)
                LOC: SunTrust Bank, N.A..........      4,300,000
  9,200,000     Cobb County Development
                Authority, IDR
                Institute of Nuclear
                Power Operations
                1.07%, 02/01/13 (A)
                LOC: SunTrust Bank, N.A..........      9,200,000
  7,700,000     Cobb County Housing Authority
                Multi-Family Housing Revenue
                Walton Reserve Apartments
                Project, AMT
                1.15%, 10/01/35 (A)
                LOC: SunTrust Bank, N.A..........      7,700,000
  4,900,000     Fayette County Hospital Authority
                Revenue Anticipation Certificates
                Fayette Community Hospital Project
                1.07%, 06/01/26 (A)
                LOC: SunTrust Bank, N.A..........      4,900,000
  5,000,000     Fulton County Development Authority
                Lovett School Project
                1.07%, 05/01/27 (A)
                LOC: SunTrust Bank, N.A..........      5,000,000
  6,400,000     Fulton County Development Authority
                Woodward Academy, Inc. Project
                1.07%, 12/01/27 (A)
                LOC: SunTrust Bank, N.A..........      6,400,000

 PAR VALUE                                            VALUE
 ---------                                            -----

                GEORGIA (CONTINUED)

$ 6,375,000     Gainesville & Hall County
                Exempt Facilities Revenue
                Squirrel Creek Basin, AMT
                1.15%, 07/01/32 (A)
                LOC: Wachovia Bank, N.A..........  $   6,375,000
  5,900,000     Georgia State Ports Authority
                Colonels Island Terminal, AMT
                1.15%, 10/01/23 (A)
                LOC: SunTrust Bank, N.A..........      5,900,000
  3,000,000     Monroe County Development
                Authority, PCR
                Oglethorpe Power Corp. Project
                1.08%, 01/01/18 (A)
                Insured: MBIA
                SPA: JPMorgan Chase Bank.........      3,000,000
                                                  --------------
                                                     119,740,000
                                                  --------------

                HAWAII - 0.41%

  4,995,000     Honolulu City & County
                Series 876, GO
                1.10%, 03/01/11 (A)
                Insured: MBIA
                SPA: Merrill Lynch
                Capital Services ................      4,995,000
                                                  --------------

                IDAHO - 0.59%

  2,625,000     Custer County, PCR
                Amoco Co. Project
                Standard Oil Industry
                0.90%, 10/01/09 (A)..............      2,625,000
  4,535,000     Eagle, IDC
                Camille Beckman Corp. Project, AMT
                1.34%, 09/01/21 (A)
                LOC: Wells Fargo Bank, N.A.......      4,535,000
                                                  --------------
                                                       7,160,000
                                                  --------------

                ILLINOIS - 14.37%

 10,200,000     Chicago Homestart Program
                Series A
                1.17%, 06/01/05 (A)
                LOC: Harris Trust & Savings Bank
                LOC: Northern Trust Co.
                LOC: Bank One, N.A...............     10,200,000
  6,850,000     Chicago Enterprise Zone
                J & A LLC Project, AMT
                1.19%, 12/01/32 (A)
                LOC: LaSalle Bank, N.A...........      6,850,000
  5,500,000     Chicago, IDR
                Flying Food Fare Midway Project, AMT
                1.15%, 12/01/28 (A)
                LOC: Harris Trust & Savings Bank.      5,500,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAX-EXEMPT MONEY MARKET FUND

MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

                ILLINOIS (CONTINUED)

$ 9,900,000     Illinois Development
                Finance Authority
                Bradley University Project
                1.08%, 08/01/32 (A)
                Insured: FGIC
                SPA: National City Bank..........  $   9,900,000
  6,750,000     Illinois Development
                Finance Authority
                Foundation for Safety & Health
                1.09%, 10/01/17 (A)
                LOC: LaSalle Bank, N.A...........      6,750,000
  3,675,000     Illinois Development
                Finance Authority
                Oak Park Residence Corp. Project
                1.08%, 07/01/41 (A)
                LOC: LaSalle Bank, N.A...........      3,675,000
  5,000,000     Illinois Development
                Finance Authority
                Sinai Community Institute Project
                1.09%, 03/01/22 (A)
                LOC: LaSalle Bank, N.A...........      5,000,000
  4,610,000     Illinois Development Finance
                Authority, IDR
                Forty Foot High Realty LLC, AMT
                1.19%, 12/01/27 (A)
                LOC: National City Bank..........      4,610,000
 14,615,000     Illinois Health Facilities Authority
                Resurrection Health Care
                Series B
                1.07%, 05/15/29 (A)
                Insured: FSA
                SPA: LaSalle Bank, N.A...........     14,615,000
 14,700,000     Illinois Health Facilities Authority
                Riverside Health System
                Series B
                1.07%, 11/15/17 (A)
                LOC: LaSalle Bank, N.A...........     14,700,000
  3,000,000     Illinois International Port
                District Revenue
                1.08%, 01/01/23 (A)
                LOC: LaSalle Bank, N.A...........      3,000,000
  7,110,000     Illinois State Sales Tax Revenue
                Series 445
                1.10%, 12/15/15 (A)
                Insured: FGIC
                SPA: JPMorgan Chase Bank.........      7,110,000
 33,300,000     Illinois State Toll
                Highway Authority
                Series B
                1.11%, 01/01/17 (A)
                Insured: FSA
                SPA: Landesbank
                Hessen-Thuringen GZ .............     33,300,000
  2,865,000     Illinois State, GO
                Series 2010
                1.10%, 04/01/08 (A)
                Insured: FSA
                SPA: Merrill Lynch
                Capital Services ................      2,865,000
  2,000,000     Illinois State, GO
                Series 871
                1.10%, 04/01/10 (A)
                Insured: FSA
                SPA: Landesbank
                Hessen-Thuringen GZ .............      2,000,000

 PAR VALUE                                            VALUE
 ---------                                            -----

                ILLINOIS (CONTINUED)

$ 5,300,000     Illinois, EFA
                Beverly Arts Center Chicago
                1.08%, 10/01/28 (A)
                LOC: Fifth Third Bank............ $    5,300,000
 16,560,000     Illinois, EFA
                Illinois Institute of Technology
                1.07%, 12/01/35 (A)
                LOC: Harris Trust & Savings Bank.     16,560,000
  4,900,000     Illinois, EFA
                St. Xavier University Project
                Series A 1.08%, 10/01/32 (A)
                LOC: LaSalle Bank, N.A...........      4,900,000
  7,255,000     Marion Special Service Area
                No. 2, GO
                1.12%, 01/01/22 (A)
                LOC: U.S. Bank, N.A..............      7,255,000
  6,000,000     Niles Educational Facilities
                Notre Dame High School Project
                1.09%, 03/01/31 (A)
                LOC: LaSalle Bank, N.A...........      6,000,000
  5,500,000     Northern Cook County, Solid Waste
                Agency Contract
                Second Lien, Series A
                1.08%, 05/01/15 (A)
                LOC: Northern Trust Co...........      5,500,000
                                                  --------------
                                                     175,590,000
                                                  --------------

                INDIANA - 2.01%

  2,835,000     Elkhart County
                Hubbard Hill Estates, Inc.
                1.08%, 11/01/21 (A)
                LOC: Fifth Third Bank............      2,835,000
  3,200,000     Hartford City Industry
                Economic Development
                Hartford Concrete Products
                Project, AMT
                1.15%, 10/01/16 (A)
                LOC: Fifth Third Bank............      3,200,000
  3,260,000     Henry County, EDR
                YMCA, Inc.
                1.12%, 02/15/24 (A)
                LOC: U.S. Bank, N.A..............      3,260,000
 10,000,000     Indianapolis Airport Authority
                Series 1999
                1.11%, 06/23/04
                LOC: Bank One, N.A...............     10,000,000
  5,300,000     Sullivan County, PCR
                Hoosiers, Series L-3
                1.15%, 07/13/04
                LOC: National Rural Utilities....      5,300,000
                                                  --------------
                                                      24,595,000
                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAX-EXEMPT MONEY MARKET FUND

MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

                IOWA - 4.22%

$ 5,925,000     Iowa Finance Authority, IDR
                Ramsgate Corp. Project, AMT
                1.17%, 12/01/22 (A)
                LOC: U.S. Bank, N.A..............  $   5,925,000
  1,675,000     Iowa Higher Education
                Loan Authority
                Private College Facilities
                American Institute of
                Business Project
                1.19%, 11/01/13 (A)
                LOC: Wells Fargo Bank, N.A.......      1,675,000
  1,300,000     Iowa Higher Education
                Loan Authority
                Private College Facilities
                Wartburg Theological
                Seminary Project
                1.14%, 03/01/30 (A)
                LOC: Northern Trust Co...........      1,300,000
 25,000,000     Iowa School Corps
                Warrant Certificates
                Iowa School Cash
                Anticipation Program
                Series A
                2.00%, 06/18/04
                Insured: FSA.....................     25,010,206
  5,600,000     Linn County
                YMCA Greater Cedar Rapids
                1.19%, 12/01/10 (A)
                LOC: Wells Fargo Bank, N.A.......      5,600,000
  6,995,000     Linn County, IDR
                Highway Equipment Co. Project, AMT
                1.12%, 07/01/22 (A)
                LOC: Wells Fargo Bank, N.A.......      6,995,000
  5,100,000     Linn County, IDR
                Swiss Valley Farms Co. Project, AMT
                1.19%, 05/01/21 (A)
                LOC: Wells Fargo Bank, N.A.......      5,100,000
                                                  --------------
                                                      51,605,206
                                                  --------------

                KENTUCKY - 4.02%

  9,820,000     Breckinridge County Lease Program
                Association Counties
                Leasing Trust, Series A
                1.08%, 02/01/32 (A)
                LOC: U.S. Bank, N.A..............      9,820,000
 24,550,000     Fort Mitchell, League of Cities
                Funding Trust Lease Program
                Series A
                1.08%, 10/01/32 (A)
                LOC: U.S. Bank, N.A..............     24,550,000
  4,500,000     Kentucky, EDFA
                Health Facilities Revenue
                Baptist Convalescent Center
                1.10%, 12/01/19 (A)
                LOC: Fifth Third Bank............      4,500,000
  8,740,000     Louisville & Jefferson
                County Airport
                (Roaring Fork Municipal Products LLC
                Series 2003-14), AMT
                1.21%, 07/01/17 (A)(B)
                Insured: FSA
                SPA: Bank of New York............      8,740,000

 PAR VALUE                                            VALUE
 ---------                                            -----

                KENTUCKY (CONTINUED)

 $1,535,000     Pioneer Village
                Industrial Building Revenue
                Little Flock Baptist
                Series A
                1.08%, 08/01/23 (A)
                LOC: Fifth Third Bank............  $   1,535,000
                                                  --------------
                                                      49,145,000
                                                  --------------

                LOUISIANA - 1.47%

 18,000,000     St. James Parish
                Texaco Project, Series A
                1.08%, 06/10/04 .................     18,000,000
                                                  --------------

                MARYLAND - 3.74%

 16,500,000     Maryland State
                Community Development
                Administration
                Department Housing & Community
                Development, Series E, AMT
                1.25%, 03/01/32 (A)..............     16,500,000
 29,200,000     Maryland State, EDC
                College Park LLC, Series A
                1.09%, 06/01/32 (A)
                LOC: Wachovia Bank, N.A..........     29,200,000
                                                  --------------
                                                      45,700,000
                                                  --------------

                MICHIGAN - 2.05%

 10,035,000     Michigan Higher Education
                Student Loan Authority
                (Roaring Fork Municipal Products LLC
                Class A, Series 2003-11), AMT
                1.21%, 03/01/24 (A)(B)
                Insured: AMBAC
                SPA: Bank of New York............     10,035,000
  5,000,000     Michigan State Building Authority
                MERLOTS, Series B-10
                1.14%, 10/15/29 (A)
                Insured: MBIA
                SPA: Wachovia Bank, N.A..........      5,000,000
  1,000,000     Michigan State Strategic Fund
                Limited Obligation Revenue
                RS Development LLC Project, AMT
                1.15%, 08/01/23 (A)
                LOC: Fifth Third Bank............      1,000,000
  2,100,000     Michigan State University, Series A
                1.08%, 08/15/32 (A)
                SPA: Dexia Credit Local de France      2,100,000
  6,870,000     Oakland County, EDC
                Limited Obligation Revenue
                Academy of The Sacred Heart
                1.11%, 12/01/32 (A)
                LOC: Allied Irish Bank Plc.......      6,870,000
                                                  --------------
                                                      25,005,000
                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAX-EXEMPT MONEY MARKET FUND

MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

                MINNESOTA - 0.57%

$ 2,015,000     Minnesota State, EFA
                Saint Olaf College
                Series 5-H
                1.09%, 10/01/30 (A)
                LOC: Harris Trust & Savings Bank. $    2,015,000
  4,940,000     Springfield, IDR
                Ochs Brick Co. Project, AMT
                1.22%, 05/01/16 (A)
                LOC: Wells Fargo Bank, N.A.......      4,940,000
                                                  --------------
                                                       6,955,000
                                                  --------------

                MISSOURI - 0.96%

  4,440,000     Kansas City, IDA
                Multi-Family Housing Revenue
                Cloverset Apartments Project
                1.07%, 09/15/32 (A)
                Credit Support: FNMA.............      4,440,000
  7,310,000     Missouri, HEFA
                Baptist College
                1.14%, 11/15/22 (A)
                LOC: U.S. Bank, N.A..............      7,310,000
                                                  --------------
                                                      11,750,000
                                                  --------------

                MONTANA - 0.50%

  6,075,000     Forsyth, PCR, Pacificorp Project
                1.10%, 01/01/18 (A)
                LOC: JPMorgan Chase Bank.........      6,075,000
                                                  --------------

                NEVADA - 0.82%

 10,000,000     Carson City
                Carson-Tahoe Hospital Project
                Series B
                1.07%, 09/01/33 (A)
                LOC: U.S. Bank, N.A..............     10,000,000
                                                  --------------

                NEW HAMPSHIRE - 0.80%

  9,800,000     New Hampshire State Business
                Finance Authority
                Valley Regional Hospital
                1.09%, 04/01/28 (A)
                LOC: Bank of New York............      9,800,000
                                                  --------------

                NEW MEXICO - 3.38%

  2,000,000     Farmington, PCR
                Arizona Public Service Co.
                Series B
                1.08%, 09/01/24 (A)
                LOC: Barclays Bank Plc...........      2,000,000

 PAR VALUE                                            VALUE
 ---------                                            -----

                NEW MEXICO (CONTINUED)

$19,835,000     New Mexico Finance Authority
                State Transportation Revenue
                Series 2194
                1.10%, 12/15/11 (A)
                Insured: MBIA
                SPA: Merrill Lynch
                Capital Services ................ $   19,835,000
 15,500,000     New Mexico Finance Authority
                State Transportation Revenue
                Series 435
                1.10%, 12/15/11 (A)
                Insured: MBIA
                SPA: JPMorgan Chase Bank.........     15,500,000
  4,000,000     New Mexico State, TRAN
                2.00%, 06/30/04 .................      4,002,717
                                                  --------------
                                                      41,337,717
                                                  --------------

                NORTH CAROLINA - 1.27%

 10,000,000     North Carolina Medical Care Commission
                Health Care Facilities Revenue
                Well Spring Retirement Community
                Series C
                1.10%, 01/01/21 (A)
                LOC: Allied Irish Bank Plc.......     10,000,000
  5,460,000     North Carolina State
                Series 2115
                1.10%, 03/01/12 (A)
                SPA: Merrill Lynch
                Capital Services ................      5,460,000
                                                  --------------
                                                      15,460,000
                                                  --------------

                OHIO - 0.98%

  1,930,000     Indian Hill, EDR
                Cincinnati Country Day School
                1.10%, 05/01/19 (A)
                LOC: Fifth Third Bank............      1,930,000
  4,500,000     Ohio State Air Quality
                Development Authority, PCR
                Timken Co.
                1.07%, 06/01/33 (A)
                LOC: KeyBank, N.A................      4,500,000
  2,500,000     Ohio State, WDA
                PCR, Series 2088
                1.10%, 12/01/11 (A)
                SPA: Merrill Lynch
                Capital Services ................      2,500,000
  3,000,000     Sharonville, IDR
                Edgcomb Metals Co. Project
                1.09%, 11/01/09 (A)
                LOC: Wells Fargo Bank, N.A.......      3,000,000
                                                  --------------
                                                      11,930,000
                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAX-EXEMPT MONEY MARKET FUND

MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

                OKLAHOMA - 1.13%

$ 6,300,000     Oklahoma Development
                Finance Authority
                Hospital Revenue,
                Deaconess Health Care
                Series A
                1.22%, 10/01/20 (A)
                LOC: KBC Bank, N.V............... $    6,300,000
  7,500,000     Optima Municipal Authority
                Industrial Revenue
                Seaboard Project, AMT
                1.15%, 09/01/23 (A)
                LOC: SunTrust Bank, N.A..........      7,500,000
                                                  --------------
                                                      13,800,000
                                                  --------------

                OREGON - 1.83%

  2,990,000     Oregon State Health Housing
                Educational & Cultural Facilities
                Authority, Quatama Crossing
                Housing Project
                1.12%, 01/01/31 (A)
                LOC: U.S. Bank, N.A..............      2,990,000
 11,500,000     Oregon State Housing &
                Community Services
                Department Mortgage Revenue
                Single Family Mortgage Program
                Series D
                1.16%, 07/01/24 (A)..............     11,500,000
  7,890,000     Port of Portland Airport Revenue
                Portland International Airport
                (Roaring Fork Municipal Products
                LLC Class A, Series 2003-12),
                AMT 1.21%, 07/01/15 (A)(B)
                Insured: FGIC
                SPA: Bank of New York............      7,890,000
                                                  --------------
                                                      22,380,000
                                                  --------------

                PENNSYLVANIA - 2.46%

  5,000,000     Chester County, IDA
                Student Housing Revenue
                University Student Housing
                LLC Project
                1.13%, 08/01/35 (A)
                LOC: Citizens Bank...............      5,000,000
  4,300,000     Mercersburg Boro General
                Purpose Authority
                Educational Facility Revenue
                Mercersburg College
                Series A
                1.07%, 06/01/25 (A)
                LOC: Wachovia Bank, N.A..........      4,300,000
  9,000,000     Montgomery County, IDA
                Abington Friends School Project
                1.07%, 06/01/27 (A)
                LOC: Wachovia Bank, N.A..........      9,000,000
  6,150,000     Montgomery County, IDA
                Series 2001-A, AMT
                0.99%, 08/11/04 .................      6,150,000

 PAR VALUE                                            VALUE
 ---------                                            -----

                PENNSYLVANIA (CONTINUED)

$ 5,625,000     Moon, IDA
                Commercial Development
                One Thorn Run Center Project
                Series A, AMT
                1.19%, 11/01/15 (A)
                LOC: National City Bank.......... $    5,625,000
                                                  --------------
                                                      30,075,000
                                                  --------------

                SOUTH CAROLINA - 3.88%

 20,000,000     Richland County School,
                District No. 001
                (ABN AMRO Munitops
                Certificates Trust
                Series 2003-29), GO
                1.13%, 03/01/11 (A)
                Insured: FSA
                SPA: ABN AMRO Bank N.V...........     20,000,000
  6,350,000     South Carolina Jobs, EDA
                Health Facilities Revenue
                Presbyterian Home of South Carolina
                1.07%, 12/01/21 (A)
                LOC: Wachovia Bank, N.A..........      6,350,000
  5,000,000     South Carolina Jobs, EDA, EDR
                Paxar Corp Project, AMT
                1.15%, 05/01/11 (A)
                LOC: Wachovia Bank, N.A..........      5,000,000
  5,000,000     South Carolina Jobs, EDA, EDR
                South Atlantic Canners Project, AMT
                1.15%, 12/01/21 (A)
                LOC: Wachovia Bank, N.A..........      5,000,000
  5,000,000     South Carolina Jobs, EDA, EDR
                Waste Management South Carolina, AMT
                1.15%, 07/01/24 (A)
                LOC: Wachovia Bank, N.A.
                GTY AGMT: Waste Management I.....      5,000,000
  6,000,000     South Carolina State Housing
                Finance & Development Authority
                Multi-Family Revenue, Rental Housing
                Spring Grove Project, AMT
                1.15%, 12/01/34 (A)
                LOC: SunTrust Bank, N.A..........      6,000,000
                                                  --------------
                                                      47,350,000
                                                  --------------

                TENNESSEE - 3.13%

  3,200,000     Chattanooga, HEFB
                Educational Facilities Revenue
                McCallie School Project
                1.07%, 12/01/23 (A)
                LOC: SunTrust Bank, N.A..........      3,200,000
  4,000,000     Greenville, IDB
                Warehouse Services LLC, AMT
                1.20%, 05/01/18 (A)
                LOC: SunTrust Bank, N.A..........      4,000,000
  5,900,000     Jefferson City, HEFB
                Carson-Newman College, Inc.
                1.07%, 06/01/08 (A)
                LOC: SunTrust Bank, N.A..........      5,900,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAX-EXEMPT MONEY MARKET FUND

MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

                TENNESSEE (CONTINUED)

$15,000,000     Metropolitan Government
                Nashville & Davidson County, HEFB
                Ascension Health Credit
                Series B-1
                1.00%, 08/03/04 ................. $   15,000,000
 10,200,000     Metropolitan Government
                Nashville & Davidson County, HEFB
                Ensworth School Project
                1.07%, 12/01/27 (A)
                LOC: SunTrust Bank, N.A..........     10,200,000
                                                  --------------
                                                      38,300,000
                                                  --------------

                TEXAS - 11.28%

  5,425,000     AMES Higher Education
                Facilities Corp.
                St. Gabriels School Project
                1.14%, 12/01/33 (A)
                LOC: Allied Irish Bank Plc.......      5,425,000
  7,300,000     Brazos River Authority, PCR, AMT
                1.15%, 05/01/33 (A)
                LOC: Credit Suisse First Boston..      7,300,000
  3,600,000     Brazos River Authority, PCR, AMT
                1.15%, 05/01/33 (A)
                LOC: JPMorgan Chase Bank.........      3,600,000
 11,710,000     Guadalupe-Blanco River Authority
                Texas Contract Revenue
                MERLOTS, Series 2
                1.14%, 04/15/27 (A)
                Insured: MBIA
                SPA: Wachovia Bank, N.A..........     11,710,000
  4,100,000     Guadalupe-Blanco River
                Authority, PCR
                Central Power & Light Co. Project
                1.08%, 11/01/15 (A)
                LOC: Barclays Bank Plc...........      4,100,000
  9,335,000     Houston, Series 450
                1.10%, 03/01/12 (A)
                Insured: MBIA
                Credit Support: JPMorgan Chase Bank    9,335,000
  5,000,000     Kaufman County Fresh Water
                Supply District No. 1-C
                1.24%, 12/01/33 (A)
                LOC: Plainscapital Bank
                LOC: Bank One, N.A...............      5,000,000
 13,000,000     Northside Independent
                School District
                School Building, GO
                1.02%, 06/15/04
                Insured: PSF-GTD
                SPA: Bank of America, N.A........     13,000,000
  2,500,000     Texas State
                College Student Loan, AMT, GO
                0.95%, 02/01/09 (A)
                SPA: Landesbank
                Hessen-Thuringen GZ .............      2,500,000
 54,000,000     Texas State, TRAN
                2.00%, 08/31/04 .................     54,108,810
 11,800,000     University of Texas
                Series A
                0.95%, 06/30/04 .................     11,800,000

 PAR VALUE                                            VALUE
 ---------                                            -----

                TEXAS (CONTINUED)

$10,000,000     University of Texas
                Series A
                0.96%, 06/30/04 ................. $   10,000,000
                                                  --------------
                                                     137,878,810
                                                  --------------

                UTAH - 1.44%

 12,100,000     Emery County, PCR
                Pacificorp Project
                1.10%, 07/01/15 (A)
                LOC: Bank One, N.A...............     12,100,000
  2,915,000     St. George, IDR
                Bluff Cove Resort LLC Project
                1.17%, 08/01/11 (A)
                LOC: Bank One, N.A...............      2,915,000
  2,630,000     Weber County Housing Authority
                Multi-Family Revenue
                Cherry Creek Apartment
                1.17%, 11/01/18 (A)
                LOC: Bank One, N.A...............      2,630,000
                                                  --------------
                                                      17,645,000
                                                  --------------

                VERMONT - 2.25%

 13,270,000     Vermont Educational &
                Health Buildings
                Financing Agency
                North County Hospital
                Series A
                1.09%, 10/01/32 (A)
                LOC: SunTrust Bank, N.A..........     13,270,000
  6,460,000     Vermont Educational &
                Health Buildings
                Financing Agency
                Northwestern Project
                Series A
                1.09%, 09/01/31 (A)
                LOC: ABN AMRO Bank N.V...........      6,460,000
  7,800,000     Vermont Educational &
                Health Buildings
                Financing Agency
                Springfield Hospital
                Series A
                1.09%, 09/01/31 (A)
                LOC: ABN AMRO Bank N.V...........      7,800,000
                                                  --------------
                                                      27,530,000
                                                  --------------

                VIRGINIA - 1.23%

 15,000,000     Henrico County, EDA
                Residential Care Facility
                Westminster Centerbury
                Series B
                1.07%, 07/01/08 (A)
                LOC: KBC Bank NV.................     15,000,000
                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAX-EXEMPT MONEY MARKET FUND

MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

                WASHINGTON - 2.88%

$ 4,500,000     Port Tacoma, MERLOTS
                Series C-01
                1.14%, 12/01/21 (A)
                Insured: AMBAC
                SPA: Wachovia Bank, N.A..........  $   4,500,000
  3,420,000     Washington State
                Series 2094, GO
                1.10%, 01/01/12 (A)
                Insured: AMBAC
                SPA: Merrill Lynch
                Capital Services ................      3,420,000
  7,355,000     Washington State
                Series 2095, GO
                1.10%, 01/01/12 (A)
                Insured: AMBAC
                SPA: Merrill Lynch
                Capital Services ................      7,355,000
  4,400,000     Washington State, EDFA
                RMI Investors LLC Project
                Series F, AMT
                1.19%, 08/01/26 (A)
                LOC: Wells Fargo Bank, N.A.......      4,400,000
  3,700,000     Washington State, HFC
                Multi-Family Housing Revenue
                Olympic Place Apartments Project
                Series A, AMT
                1.15%, 11/01/36 (A)
                LOC: U.S. Bank, N.A..............      3,700,000
  4,700,000     Washington State, HFC
                Non-Profit Revenue
                Evergreen School Project
                1.09%, 07/01/28 (A)
                LOC: Wells Fargo Bank, N.A.......      4,700,000
  3,030,000     Washington State, HFC
                Non-Profit Revenue
                Overlake School Project
                1.09%, 10/01/29 (A)
                LOC: Wells Fargo Bank, N.A.......      3,030,000
  4,075,000     Washington State, HFC
                Non-Profit Revenue
                Tacoma Art Museum Project
                1.14%, 06/01/32 (A)
                LOC: Northern Trust Co...........      4,075,000
                                                  --------------
                                                      35,180,000
                                                  --------------

                WEST VIRGINIA - 0.98%

 12,000,000     West Virginia State
                Hospital Finance Authority
                Pallotine Health
                Series A-1
                1.07%, 10/01/33 (A)
                LOC: Bank One, N.A...............     12,000,000
                                                  --------------

 PAR VALUE                                            VALUE
 ---------                                            -----

                WISCONSIN - 3.12%

 $2,800,000     Milwaukee Redevelopment Authority
                YMCA Metropolitan Milwaukee Project
                1.14%, 07/01/34 (A)
                LOC: M&I Bank....................  $   2,800,000
 22,500,000     Wisconsin State
                Operating Notes
                2.25%, 06/15/04 .................     22,509,392
  3,480,000     Wisconsin State
                Series 2076, GO
                1.10%, 05/01/10 (A)
                Insured: FSA
                SPA: Merrill Lynch
                Capital Services ................      3,480,000
  5,000,000     Wisconsin State, HEFA
                Agnesian Healthcare Project
                1.14%, 06/01/33 (A)
                LOC: Marshall & Ilsley Bank......      5,000,000
  3,250,000     Wisconsin State, HEFA
                Mequon Jewish Project
                1.11%, 07/01/28 (A)
                LOC: Bank One, N.A...............      3,250,000
  1,100,000     Wisconsin State, HEFA
                Wisconsin Lutheran College Project
                1.14%, 06/01/33 (A)
                LOC: U.S. Bank, N.A..............      1,100,000
                                                  --------------
                                                      38,139,392
                                                  --------------

                WYOMING - 0.81%

  3,000,000     Uinta County, PCR
                Chevron USA, Inc. Project
                1.08%, 08/15/20 (A)..............      3,000,000
  6,900,000     Wyoming State Education Fund, TRAN
                1.50%, 06/29/04 .................      6,901,932
                                                  --------------
                                                       9,901,932
                                                  --------------
                TOTAL MUNICIPAL SECURITIES.......  1,219,563,057
                                                  --------------
                (Cost $1,219,563,057)

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAX-EXEMPT MONEY MARKET FUND

MAY 31, 2004

  SHARES                                               VALUE
  ------                                               -----

INVESTMENT COMPANY - 0.02%

    283,304     Blackrock Provident Institutional
                MuniCash Portfolio
                0.94% (C)........................ $      283,304
                                                  --------------
                TOTAL INVESTMENT COMPANY.........        283,304
                                                  --------------
                (Cost $283,304)

TOTAL INVESTMENTS - 99.82%.......................  1,219,846,361
                                                  --------------
(Cost $1,219,846,361)*

NET OTHER ASSETS AND LIABILITIES - 0.18%.........      2,195,601
                                                  --------------
NET ASSETS - 100.00%............................. $1,222,041,962
                                                  ==============

------------------------------
*          Aggregate cost for federal tax purposes.
(A) Variable rate demand notes are payable upon not more than one, seven or thirty business days' notice. Put bonds and notes have demand features that mature within one year. The interest rate shown reflects the rate in effect on May 31, 2004.
(B) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in exempt transactions to qualified institutional buyers. At May 31, 2004, these securities amounted to $35,025,000 or 2.87% of net assets.
(C)        Reflects seven-day yield at May 31, 2004.
AMBAC      American Municipal Bond Assurance Corp.
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.
EDA        Economic Development Authority
EDC        Economic Development Corp.
EDFA       Economic Development Finance Authority
EDR        Economic Development Revenue
EFA        Education Facilities Authority
FGIC       Financial Guaranty Insurance Co.
FNMA       Federal National Mortgage Association
FSA        Financial Security Assurance Inc.
GO         General Obligation
GTY AGMT   Guaranty Agreement
HEFA       Health and Educational Facilities Authority
HEFB       Health and Educational Facilities Board
HFA        Housing Finance Authority
HFC        Housing Finance Commission
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDC        Industrial Development Corp.
IDR        Industrial Development Revenue
LOC        Letter of Credit
MBIA       Municipal Bond Insurance Association
MERLOTS    Municipal Exempt Receipts - Liquidity Optional Tender
PCR        Pollution Control Revenue
PSF-GTD    Permanent School Fund Guaranteed
SPA        Stand-by Purchase Agreement
TRAN       Tax and Revenue Anticipation Note
WDA        Water Development Authority

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

MUNICIPAL SECURITIES - 98.45%

                CONNECTICUT - 76.94%

$ 9,400,000     Connecticut State
                Development Authority
                Health Care Revenue Corp.
                for Independent Living Project
                Series 1990
                1.05%, 07/01/15 (A)
                LOC: JPMorgan Chase Bank.........  $   9,400,000
  6,000,000     Connecticut State
                Development Authority
                Solid Waste, Rand/Whitney
                Project, AMT
                1.10%, 08/01/23 (A)
                LOC: Bank of Montreal............      6,000,000
  2,600,000     Connecticut State Development
                Authority, PCR
                Central Vermont Public Service
                1.15%, 12/01/15 (A)
                LOC: Citizens Bank...............      2,600,000
  1,000,000     Connecticut State Special Tax
                Obligation Revenue
                Series 966
                1.06%, 10/01/09 (A)
                Credit Support: FSA
                SPA: Merrill Lynch
                Capital Services ................      1,000,000
  7,000,000     Connecticut State Special Tax
                Obligation Revenue
                Transportation Infrastructure
                Series 1
                1.08%, 09/01/20 (A)
                Credit Support: FGIC
                SPA: Dexia Credit Local de France      7,000,000
  1,000,000     Connecticut State Special Tax
                Obligation Revenue
                Transportation Infrastructure
                Series A
                2.00%, 09/01/04 .................      1,002,575
  2,925,000     Connecticut State, GO
                Series 432
                1.07%, 04/01/12 (A)
                Credit Support: FGIC
                LIQ FAC: JPMorgan Chase Bank.....      2,925,000
  1,540,000     Connecticut State, GO
                Series C
                5.70%, 08/15/04 .................      1,569,962
  2,000,000     Connecticut State, GO
                Series 1588
                1.06%, 10/15/10 (A)
                Credit Support: FSA
                SPA: Merrill Lynch
                Capital Services ................      2,000,000
  3,000,000     Connecticut State, GO
                Series 2223
                1.06%, 12/01/11 (A)
                Credit Support: MBIA
                SPA: Merrill Lynch
                Capital Services ................      3,000,000
  7,045,000     Connecticut State, HEFA
                Covenant Retirement
                Series A
                1.04%, 12/01/29 (A)
                LOC: LaSalle Bank, N.A...........      7,045,000

 PAR VALUE                                            VALUE
 ---------                                            -----

                CONNECTICUT (CONTINUED)

$ 2,000,000     Connecticut State, HEFA
                Hospital of St. Raphael
                Series K
                0.98%, 07/01/22 (A)
                LOC: KBC Bank N.V................  $   2,000,000
  1,900,000     Connecticut State, HEFA
                Hotchkiss School
                Series A
                1.01%, 07/01/30 (A)
                SPA: Northern Trust Co...........      1,900,000
  1,085,000     Connecticut State, HEFA
                Marvelwood School Issue
                Series A
                1.03%, 07/01/30 (A)
                LOC: Wachovia Bank, N.A..........      1,085,000
  8,000,000     Connecticut State, HEFA
                Middlesex Hospital
                Series K
                1.03%, 07/01/27 (A)
                LOC: Wachovia Bank, N.A..........      8,000,000
 10,000,000     Connecticut State, HEFA
                Series 905
                1.06%, 08/12/19 (A)
                Credit Support: FGIC
                SPA: Merrill Lynch
                Capital Services ................     10,000,000
  1,500,000     Connecticut State, HEFA
                Summerwood University Park
                Series A
                0.98%, 07/01/30 (A)
                LOC: LaSalle Bank, N.A...........      1,500,000
  9,200,000     Connecticut State, HEFA
                Taft School
                Series E
                1.10%, 07/01/30 (A)
                LOC: Wachovia Bank N.A...........      9,200,000
  8,000,000     Connecticut State, HEFA
                University of Hartford
                Series F
                1.06%, 07/01/34 (A)
                LOC: Citizens Bank...............      8,000,000
 12,300,000     Connecticut State, HFA
                Housing Mortgage Finance Program
                Series B-3, AMT
                1.11%, 11/15/31 (A)
                Credit Support: AMBAC
                SPA: FHLB........................     12,300,000
 10,000,000     Connecticut State, HFA
                Housing Mortgage Finance Program
                Series B-3, AMT
                1.09%, 05/15/33 (A)
                Credit Support: AMBAC
                SPA: FHLB........................     10,000,000
 17,130,000     Connecticut State, HFA
                Housing Mortgage Finance Program
                Series F-2, AMT
                1.20%, 12/22/04 (A)..............     17,130,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND

MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

                CONNECTICUT (CONTINUED)

$ 1,500,000     Connecticut State, HFA
                Yale University
                Series X-3
                1.07%, 07/01/37 (A)..............  $   1,500,000
 10,000,000     Danbury, BAN, GO
                1.50%, 08/06/04 .................     10,008,944
  9,000,000     Fairfield, BAN, GO
                1.50%, 07/29/04 .................      9,006,836
 15,400,000     Farmington, BAN, GO
                1.75%, 04/15/05 .................     15,480,124
  6,560,000     Manchester, Temporary Notes, GO
                1.50%, 07/06/04 .................      6,563,100
  1,000,000     North Caanan Housing
                Authority Revenue
                Geer Woods Project
                1.03%, 08/01/31 (A)
                LOC: Wachovia Bank, N.A..........      1,000,000
  5,000,000     Norwalk, GO
                1.08%, 02/01/17 (A)
                SPA: Dexia Credit Local de France      5,000,000
 10,000,000     South Central Connecticut
                Regional Water Authority
                18th Series
                Series B
                1.05%, 08/01/32 (A)
                Credit Support: MBIA
                SPA: JPMorgan Chase Bank.........     10,000,000
                                                   -------------
                                                     183,216,541
                                                   -------------

                GEORGIA - 1.56%

  3,725,000     Fulton County Development
                Authority, IDR
                Industrial Laser Solutions, AMT
                1.21%, 05/01/18 (A)
                LOC: Wachovia Bank, N.A..........      3,725,000
                                                   -------------

                IDAHO - 0.87%

  2,085,000     Idaho Housing & Finance Association
                Housing Revenue
                Balmoral Apartments Project, AMT
                1.19%, 05/01/32 (A)
                LOC: U.S. Bank, N.A..............      2,085,000
                                                   -------------

                ILLINOIS - 2.45%

  3,000,000     Chicago Enterprise Zone
                Gardner-Gibson Project, AMT
                1.26%, 07/01/33 (A)
                LOC: Harris Trust & Savings Bank.      3,000,000
  1,450,000     Morton, IDR
                Morton Welding Co. Inc., Project, AMT
                1.19%, 08/01/32 (A)
                LOC: National City Bank..........      1,450,000
  1,380,000     Rockford, IDR
                Ring Can Corp. Project, AMT
                1.15%, 03/01/08 (A)
                LOC: SunTrust Bank, N.A..........      1,380,000
                                                   -------------
                                                       5,830,000
                                                   -------------

 PAR VALUE                                            VALUE
 ---------                                            -----

                INDIANA - 2.28%

$ 3,000,000     Bloomington
                Multi-Family Housing Revenue
                Willow Manor Apartments Project, AMT
                1.15%, 11/01/32 (A)
                LOC: Fifth Third Bank............  $   3,000,000
  2,425,000     Elkhart, IDR
                Kibbechem Inc. Project, AMT
                1.19%, 06/01/27 (A)
                LOC: National City Bank..........      2,425,000
                                                   -------------
                                                       5,425,000
                                                   -------------

                IOWA - 0.61%

  1,450,000     Iowa Finance Authority
                Museum of Art Foundation
                1.14%, 06/01/33 (A)
                LOC: U.S. Bank, N.A..............      1,450,000
                                                   -------------

                MICHIGAN - 0.59%

  1,400,000     Michigan State Strategic Fund, Ltd.
                Obligation Revenue
                Pioneer Laboratories, Inc.
                Project, AMT
                1.12%, 09/01/12 (A)
                LOC: Bank One, N.A...............      1,400,000
                                                   -------------

                MINNESOTA - 1.57%

  2,235,000     Minneapolis Multi-Family Revenue
                Driftwood Apartments Project
                Series A, AMT
                1.17%, 10/01/24 (A)
                LOC: U.S. Bank, N.A..............      2,235,000
  1,500,000     Montrose, IDR
                Lyman Lumber Co. Project, AMT
                1.19%, 05/01/26 (A)
                LOC: U.S. Bank, N.A..............      1,500,000
                                                   -------------
                                                       3,735,000
                                                   -------------

                NORTH CAROLINA - 0.64%

  1,515,000     Gaston County Industrial Facilities
                H & W Systems Corp Project, AMT
                1.10%, 01/01/16 (A)
                LOC: Fifth Third Bank............      1,515,000
                                                   -------------

                PUERTO RICO - 6.57%

  8,000,000     Puerto Rico Commonwealth
                Highway & Transportation Authority
                Series A
                1.06%, 07/01/28 (A)
                Credit Support: AMBAC
                SPA: Bank of Nova Scotia.........      8,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND

MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

                PUERTO RICO (CONTINUED)

$ 2,500,000     Puerto Rico Commonwealth
                Series 1138
                1.05%, 01/01/07 (A)
                Credit Support: MBIA
                SPA: Merrill Lynch
                Capital Services ................  $   2,500,000
  2,220,000     Puerto Rico Commonwealth, GO
                5.30%, 07/01/04
                Credit Support: MBIA IBC.........      2,227,695
  2,920,000     Puerto Rico Commonwealth, GO
                Series 620
                1.05%, 01/01/13 (A)
                Credit Support: MBIA
                SPA: Merrill Lynch
                Capital Services ................      2,920,000
                                                   -------------
                                                      15,647,695
                                                   -------------

                SOUTH CAROLINA - 0.59%

  1,410,000     South Carolina State Housing
                Finance & Development Authority
                Multi-Family Revenue, Rental Housing
                Spring Grove Project, AMT
                1.15%, 12/01/34 (A)
                LOC: SunTrust Bank, N.A..........      1,410,000
                                                   -------------

                TEXAS - 2.52%

  6,000,000     Texas State, TRAN
                2.00%, 08/31/04 .................      6,012,090
                                                   -------------

                WASHINGTON - 1.26%

  3,000,000     Washington State, HFC
                Multi-Family Housing Revenue
                Arbors on the Park Project, AMT
                1.17%, 10/01/24 (A)
                LOC: GE Capital Corp.............      3,000,000
                                                   -------------
                TOTAL MUNICIPAL SECURITIES.......    234,451,326
                                                   -------------
                (Cost $234,451,326)

  SHARES                                               VALUE
  ------                                               -----

INVESTMENT COMPANY - 0.10%

    234,240     Blackrock Provident Institutional
                MuniCash Portfolio
                0.94% (B)........................  $     234,240
                                                   -------------
                TOTAL INVESTMENT COMPANY.........        234,240
                                                   -------------
                (Cost $234,240)

TOTAL INVESTMENTS - 98.55%.......................    234,685,566
                                                   -------------
(Cost $234,685,566)*

NET OTHER ASSETS AND LIABILITIES - 1.45%.........      3,442,585
                                                   -------------
NET ASSETS - 100.00%.............................  $ 238,128,151
                                                   =============

----------------------------
*        Aggregate cost for federal tax purposes.
(A) Variable rate demand notes are payable upon not more than one, seven or thirty business days' notice. Put bonds and notes have demand features that mature within one year. The interest rate shown reflects the rate in effect on May 31, 2004.
(B)      Reflects seven-day yield at May 31, 2004.
AMBAC    American Municipal Bond Assurance Corp.
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.
BAN      Bond Anticipation Note
FGIC     Financial Guaranty Insurance Co.
FHLB     Federal Home Loan Bank
FSA      Financial Security Assurance Inc.
GO       General Obligation
HEFA     Health and Educational Facilities Authority
HFA      Housing Finance Authority
HFC      Housing Finance Commission
IDR      Industrial Development Revenue
LIQ FAC  Liquidity Facility
LOC      Letter of Credit
MBIA     Municipal Bond Insurance Association
MBIA IBC MBIA Insured Bond Certificate
PCR      Pollution Control Revenue
SPA      Stand-by Purchase Agreement
TRAN     Tax and Revenue Anticipation Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

MUNICIPAL SECURITIES - 98.47%

                FLORIDA - 0.73%

$ 2,080,000     Pinellas County, IDA
                Falcon Enterprises, Inc. Project, AMT
                1.25%, 11/01/22 (A)
                LOC: SunTrust Bank, N.A..........  $   2,080,000
                                                   -------------

                GEORGIA - 0.53%

  1,500,000     Clayton County Housing Authority
                Multi-Family Housing Revenue
                Forest Club Estates Project
                Series A, AMT
                1.13%, 06/15/36 (A)
                LOC: FHLB........................      1,500,000
                                                   -------------

                INDIANA - 1.40%

  4,000,000     Vigo County, EDR
                Monninger Corp. Project, AMT
                1.34%, 12/01/17 (A)
                LOC: Wells Fargo Bank, N.A.......      4,000,000
                                                   -------------

                IOWA - 0.53%

  1,500,000     Iowa Financing Authority
                Multi-Family Revenue
                The Gables at Johnston Project, AMT
                1.15%, 12/01/37 (A)
                LOC: Wachovia Bank, N.A..........      1,500,000
                                                   -------------

                MASSACHUSETTS - 83.05%

 10,000,000     Massachusetts Bay
                Transportation Authority
                MERLOTS, Series B-04
                1.11%, 07/01/21 (A)
                SPA: Wachovia Bank, N.A..........     10,000,000
  6,975,000     Massachusetts State
                (Roaring Fork Municipal Products LLC
                Certificate Class A, Series 2003-10)
                1.11%, 11/01/17 (A)
                Insured: MBIA
                SPA: Bank of New York............      6,975,000
  9,000,000     Massachusetts State
                MERLOTS, Series B-12
                1.11%, 10/01/20 (A)
                Insured: AMBAC
                SPA: Wachovia Bank, N.A..........      9,000,000
 12,000,000     Massachusetts State Development
                Finance Agency
                0.95%, 06/18/04
                SPA: Wachovia Bank, N.A..........     12,000,000
  1,840,000     Massachusetts State Development
                Finance Agency
                Assumption College
                Series A
                1.07%, 03/01/32 (A)
                LOC: Bank of New York............      1,840,000

 PAR VALUE                                            VALUE
 ---------                                            -----

                MASSACHUSETTS (CONTINUED)

$ 2,070,000     Massachusetts State Development
                Finance Agency
                Assumption College
                Series C
                1.07%, 03/01/32 (A)
                LOC: Bank of New York............  $   2,070,000
 10,500,000     Massachusetts State Development
                Finance Agency
                Berkshire School Project
                1.06%, 09/01/31 (A)
                LOC: Allied Irish Bank Plc.......     10,500,000
  7,860,000     Massachusetts State Development
                Finance Agency
                Boston College High School
                1.07%, 08/01/33 (A)
                LOC: Citizens Bank...............      7,860,000
  3,950,000     Massachusetts State Development
                Finance Agency
                Cardinal Cushing Center Project
                1.06%, 02/01/33 (A)
                LOC: Bank of New York............      3,950,000
  7,800,000     Massachusetts State Development
                Finance Agency
                Gordon College
                1.07%, 09/01/32 (A)
                LOC: Citizens Bank...............      7,800,000
  1,910,000     Massachusetts State Development
                Finance Agency
                Milton Academy, Series B
                2.00%, 09/01/04 .................      1,913,797
 10,000,000     Massachusetts State Development
                Finance Agency
                Phillips Academy
                1.07%, 09/01/33 (A)
                SPA: Bank of New York............     10,000,000
  5,000,000     Massachusetts State Development
                Finance Agency
                Thayer Academy
                1.06%, 07/01/33 (A)
                LOC: Allied Irish Bank Plc.......      5,000,000
  4,000,000     Massachusetts State, HEFA
                Boston University
                Series H
                0.99%, 12/01/29 (A)
                LOC: State Street Bank & Trust Co.     4,000,000
  4,300,000     Massachusetts State, HEFA
                Capital Assets Program
                Series D
                0.95%, 01/01/35 (A)
                Insured: MBIA
                SPA: State Street Bank & Trust Co.     4,300,000
  3,000,000     Massachusetts State, HEFA
                Emmanuel College
                1.05%, 07/01/33 (A)
                LOC: Allied Irish Bank Plc.......      3,000,000
  7,700,000     Massachusetts State, HEFA
                MERLOTS, Series A-14
                1.11%, 07/01/32 (A)
                SPA: Wachovia Bank, N.A..........      7,700,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

                MASSACHUSETTS (CONTINUED)

$ 4,000,000     Massachusetts State, HEFA
                Partners Healthcare System
                Series D-3
                1.05%, 07/01/28 (A)
                SPA: JPMorgan Chase Bank.........  $   4,000,000
 22,760,000     Massachusetts State, HFA
                Housing Revenue
                Series G
                1.06%, 12/01/25 (A)
                SPA: HSBC Bank USA...............     22,760,000
  2,000,000     Massachusetts State, HFA
                Series A
                1.65%, 06/01/04 .................      2,000,000
 24,000,000     Massachusetts State, HFA
                Single-Family, AMT
                1.11%, 12/01/30 (A)
                Insured: FSA
                SPA: Dexia Credit Local de France     24,000,000
  8,000,000     Massachusetts State, IFA
                Governor Dummer Academy
                1.07%, 07/01/26 (A)
                LOC: Citizens Bank...............      8,000,000
  2,000,000     Massachusetts State, IFA
                KMS Cos., AMT
                1.16%, 05/01/16 (A)
                LOC: Citizens Bank...............      2,000,000
  5,000,000     Massachusetts State, WRA
                1.10%, 07/01/04
                LOC: State Street Bank & Trust Co.     5,000,000
  2,000,000     Massachusetts State, WRA
                Series B
                1.06%, 08/01/37 (A)
                Insured: FGIC
                SPA: FGIC SPI....................      2,000,000
  6,400,000     Massachusetts State, WRA
                Series C
                1.06%, 08/01/37 (A)
                Insured: FGIC
                SPA: FGIC SPI....................      6,400,000
  2,900,000     New England Education Loan
                Marketing Corp., Student Loan
                Redeemable Bonds
                Series F, AMT
                5.63%, 07/01/04
                Insured: Guaranteed Student
                Loans (SLMA) ....................      2,910,745
 13,000,000     North Brookfield, BAN, GO
                2.00%, 01/21/05 .................     13,065,674
  2,420,000     Salem, BAN, GO
                1.50%, 01/13/05 .................      2,425,566
 13,000,000     Shrewsbury, BAN, GO
                2.00%, 11/24/04 .................     13,049,720
  1,438,000     Westwood, GO
                2.50%, 06/01/04 .................      1,438,000
 12,500,000     Winchester, BAN, GO
                1.50%, 07/02/04 .................     12,504,809
  7,000,000     Woburn, BAN, GO
                1.50%, 07/16/04 .................      7,004,247
                                                   -------------
                                                     236,467,558
                                                   -------------

 PAR VALUE                                            VALUE
 ---------                                            -----

                MICHIGAN - 0.69%

 $1,975,000     Michigan State Strategic
                Fund Limited
                Petro Lube
                Condat, Inc., Project, AMT
                1.17%, 10/01/18 (A)
                LOC: Fifth Third Bank............  $   1,975,000
                                                   -------------

                OKLAHOMA - 1.51%

  4,300,000     Broken Bow, EDA
                Solid Waste Disposal Revenue
                J M Huber Project
                Series B, AMT
                1.15%, 05/01/23 (A)
                LOC: SunTrust Bank, N.A..........      4,300,000
                                                   -------------

                PENNSYLVANIA - 1.26%

  3,600,000     Allegheny County, IDA
                Residential Rental Development
                Series A, AMT
                1.15%, 07/01/26 (A)
                LOC: Wachovia Bank, N.A..........      3,600,000
                                                   -------------

                PUERTO RICO - 2.11%

  5,995,000     Puerto Rico Commonwealth
                Putters, Series 441
                1.07%, 01/01/09 (A)
                Insured: MBIA
                Credit Support: JPMorgan
                Chase Bank ......................      5,995,000
                                                   -------------

                SOUTH CAROLINA - 0.88%

  2,500,000     South Carolina Jobs, EDA, EDR
                Rock-Tenn Converting Co.
                Project, AMT
                1.20%, 04/01/32 (A)
                LOC: SunTrust Bank, N.A..........      2,500,000
                                                   -------------

                TEXAS - 3.52%

 10,000,000     Texas State, TRAN
                2.00%, 08/31/04 .................     10,020,150
                                                   -------------

                WASHINGTON - 2.26%

  1,000,000     Washington State, HCFA
                Series A
                1.08%, 12/01/30 (A)
                Insured: MBIA
                SPA: JPMorgan Chase Bank.........      1,000,000
  5,450,000     Washington State, HFC
                Multi-Family Housing Revenue
                Arbors on the Park Project, AMT
                1.17%, 10/01/24 (A)
                LOC: GE Capital Corp.............      5,450,000
                                                   -------------
                                                       6,450,000
                                                   -------------
                TOTAL MUNICIPAL SECURITIES.......    280,387,708
                                                   -------------
                (Cost $280,387,708)

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

MAY 31, 2004

  SHARES                                               VALUE
  ------                                               -----

INVESTMENT COMPANY - 0.15%

    421,366     Blackrock Provident Institutional
                MuniCash Portfolio
                0.94% (B)........................  $     421,366
                                                   -------------
                TOTAL INVESTMENT COMPANY.........        421,366
                                                   -------------
                (Cost $421,366)

TOTAL INVESTMENTS - 98.62%.......................    280,809,074
                                                   -------------
(Cost $280,809,074)*
NET OTHER ASSETS AND LIABILITIES - 1.38%.........      3,924,441
                                                   -------------
NET ASSETS - 100.00%.............................  $ 284,733,515
                                                   =============

-----------------------------
*         Aggregate cost for federal tax purposes.
(A) Variable rate demand notes are payable upon not more than one, seven or thirty business days' notice. Put bonds and notes have demand features that mature within one year. The interest rate shown reflects the rate in effect on May 31, 2004.
(B)       Reflects seven-day yield at May 31, 2004.
AMBAC     American Municipal Bond Assurance Corp.
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.
BAN       Bond Anticipation Note
EDA       Economic Development Authority
EDR       Economic Development Revenue
FGIC      Financial Guaranty Insurance Co.
FGIC SPI  FGIC Securities Purchase, Inc.
FHLB      Federal Home Loan Bank
FSA       Financial Security Assurance Inc.
GO        General Obligation
HCFA      Health Care Facilities Authority
HEFA      Health and Educational Facilities Authority
HFA       Housing Finance Agency
HFC       Housing Finance Commission
IDA       Industrial Development Authority
IFA       Industrial Finance Authority
LOC       Letter of Credit
MBIA      Municipal Bond Insurance Association
MERLOTS   Municipal Exempt Receipts - Liquidity Optional Tender
SLMA      Student Loan Marketing Association
SPA       Stand-by Purchase Agreement
WRA       Water Resource Authority

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY NEW YORK MUNICIPAL MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

MUNICIPAL SECURITIES - 101.83%

                ILLINOIS - 2.33%

$ 1,000,000     Chicago Enterprise Zone
                Gardner-Gibson Project, AMT
                1.26%, 07/01/33 (A)
                LOC: Harris Trust & Savings Bank.  $   1,000,000
                                                   -------------

                INDIANA - 1.96%

    740,000     Indiana State Development
                Finance Authority
                Economic Development Revenue
                Carr Metal Products Project, AMT
                1.37%, 01/01/09 (A)
                LOC: Bank One, N.A...............        740,000
    100,000     Sullivan County, PCR
                Hoosiers - Series L1
                1.15%, 06/16/04
                LOC: National Rural Utilities....        100,000
                                                   -------------
                                                         840,000
                                                   -------------

                KANSAS - 0.23%

    100,000     Burlington, PCR
                Series C2
                1.15%, 06/16/04
                LOC: National Rural Utilities....        100,000
                                                   -------------

                LOUISIANA - 1.46%

    625,000     New Orleans, IDB
                Multi-Family Housing Revenue
                LGD Rental I Project, AMT
                1.15%, 09/01/38 (A)
                LOC: Wachovia Bank, N.A..........        625,000
                                                   -------------

                NEW YORK - 86.99%

    250,000     Bath Central School District, GO
                3.25%, 06/15/04
                Insured: FGIC....................        250,193
    400,000     Brookhaven, GO
                2.00%, 08/15/04
                Insured: MBIA....................        400,811
    170,000     Cheektowaga
                Series A, GO
                2.00%, 06/15/04
                Insured: FSA.....................        170,064
  1,340,000     Jay Street Development Corp.
                NYC Jay Street Project
                Series A-4
                1.07%, 05/01/22 (A)
                LOC: Depfa Bank Plc..............      1,340,000
    111,845     Liberty Central School District
                Deficit Financing, GO
                4.13%, 10/15/04
                Insured: FGIC....................        113,094

 PAR VALUE                                            VALUE
 ---------                                            -----

                NEW YORK (CONTINUED)

 $1,050,000     Long Island Power Authority
                Electric System Revenue
                Series 2, Subseries 2B
                1.07%, 05/01/33 (A)
                LOC: Bayerische Landesbank.......  $   1,050,000
    500,000     Long Island Power Authority
                Electric System Revenue
                Series D
                1.06%, 12/01/29 (A)
                Insured: FSA
                SPA: Dexia Credit Local de France        500,000
    700,000     Metropolitan Transportation
                Authority
                Commuter Facilities Revenue
                Series A
                6.13%, 07/01/04
                Insured: MBIA....................        713,323
  1,000,000     Metropolitan Transportation
                Authority
                Dedicated Tax Fund
                Series 2014
                1.09%, 05/15/08 (A)
                Insured: FGIC
                SPA: Merrill Lynch
                Capital Services ................      1,000,000
    500,000     Municipal Assistance Corp.
                for New York
                Series E
                6.00%, 07/01/04 .................        501,933
    500,000     Municipal Assistance Corp.
                for New York
                Series G
                5.50%, 07/01/04 .................        501,765
    245,000     Municipal Assistance Corp.
                for New York
                Series J
                6.00%, 07/01/04 .................        245,980
  1,500,000     Municipal Assistance Corp.
                for New York
                Series L
                6.00%, 07/01/04 .................      1,505,909
    100,000     Nassau County
                General Improvement
                Series Q, GO
                5.10%, 08/01/04
                Insured: FGIC....................        100,660
    500,000     New York & New Jersey Port Authority
                Series 870, AMT
                1.09%, 06/15/10 (A)
                Insured: AMBAC
                SPA: Merrill Lynch
                Capital Services ................        500,000
    810,000     New York & New Jersey Port Authority
                120th Series, AMT
                5.00%, 12/15/04
                Insured: AMBAC...................        826,674
    150,000     New York & New Jersey Port Authority
                127th Series, AMT
                4.50%, 10/15/04
                Insured: MBIA....................        151,851
  1,000,000     New York City Municipal WFA
                Series 2114
                1.08%, 12/15/11 (A)
                SPA: Merrill Lynch
                Capital Services ................      1,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY NEW YORK MUNICIPAL MONEY MARKET FUND

MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

                NEW YORK (CONTINUED)

$   500,000     New York City Municipal WFA
                Water & Sewer Revenue
                Series B
                5.13%, 06/15/04 .................  $     500,773
  1,000,000     New York City Transitional
                Finance Authority
                Future Tax Secured
                Series B
                1.08%, 02/01/31 (A)
                SPA: Landesbank
                Baden-Wuerttemberg ..............      1,000,000
  1,000,000     New York City Transitional
                Finance Authority
                Future Tax Secured
                Subseries C5
                1.07%, 08/01/31 (A)
                SPA: Toronto-Dominion Bank.......      1,000,000
  1,000,000     New York City, HDC
                Multi-Family Rental Housing Revenue
                Brittany Development
                Series A, AMT
                1.08%, 06/15/29 (A)
                Insured: FNMA....................      1,000,000
  1,000,000     New York City, HDC
                Multi-Family Rental Housing Revenue
                Lyric Development
                Series A, AMT
                1.08%, 11/15/31 (A)
                Insured/Credit Support: FNMA.....      1,000,000
  1,000,000     New York City, HDC
                Multi-Family Rental Housing Revenue
                Series A, AMT
                1.08%, 08/15/32 (A)
                Insured/Credit Support: FNMA.....      1,000,000
    650,000     New York City, HDC
                Multi-Family Revenue
                Atlantic Court Apartments
                Series A, AMT
                1.08%, 12/01/36 (A)
                LOC: HSBC Bank...................        650,000
  1,000,000     New York City, HDC
                Multi-Family Revenue
                Fox Street Project
                Series A, AMT
                1.08%, 06/01/33 (A)
                LOC: JPMorgan Chase Bank.........      1,000,000
  1,000,000     New York City, HDC
                Multi-Family Revenue
                Series A, AMT
                1.09%, 12/01/36 (A)
                LOC: Landesbank
                Baden-Wuerttemberg ..............      1,000,000
  1,792,000     New York City, IDA
                Abigail Press Inc. Project, AMT
                1.09%, 12/01/18 (A)
                LOC: JPMorgan Chase Bank.........      1,792,000
  1,000,000     New York City, IDA
                Allen-Stevenson School
                1.10%, 12/01/34 (A)
                LOC: Allied Irish Bank Plc.......      1,000,000

 PAR VALUE                                            VALUE
 ---------                                            -----

                NEW YORK (CONTINUED)

$   400,000     New York State
                6.00%, 03/01/05
                Insured: AMBAC...................  $     414,418
    200,000     New York State Dormitory
                Authority Revenue
                City University-2nd Gen-B
                6.00%, 07/01/04
                Insured: FGIC....................        200,750
  1,000,000     New York State Dormitory
                Authority Revenue
                Columbia University
                Series A-2
                1.60%, 06/08/05 .................      1,000,000
    200,000     New York State Dormitory
                Authority Revenue
                Cornell University
                5.00%, 07/01/04 .................        200,652
    200,000     New York State Dormitory
                Authority Revenue
                School Districts Financing Program
                Series D
                4.00%, 10/01/04
                Insured: MBIA....................        201,950
    300,000     New York State Dormitory
                Authority Revenue
                State University
                Series X
                6.63%, 07/01/04 .................        301,382
  1,000,000     New York State Job
                Development Authority
                Special Purpose
                Series A-1 thru A-25, AMT
                1.09%, 03/01/07 (A)
                LOC: Bayerische Landesbank
                LOC: Morgan Guaranty Trust.......      1,000,000
  1,280,000     New York State Urban
                Development Corp.
                Series 1669
                1.08%, 09/15/10 (A)
                Insured: FGIC
                SPA: Merrill Lynch
                Capital Services ................      1,280,000
  1,200,000     New York State, HFA
                Series D
                1.06%, 03/15/26 (A)
                LOC: State Street Bank & Trust Co.     1,200,000
    600,000     New York State, HFA
                240 E 39th Street Housing, AMT
                1.08%, 05/15/30 (A)
                Insured: FNMA....................        600,000
    700,000     New York State, HFA
                70 Battery Place
                Series A, AMT
                1.08%, 05/15/29 (A)
                Insured/Credit Support: FNMA.....        700,000
    500,000     New York State, HFA
                Kew Gardens Hills
                Series A, AMT
                1.11%, 05/15/36 (A)
                Insured/Credit Support: FNMA.....        500,000
  1,300,000     New York State, HFA
                Multi-Family Housing
                Series A, AMT
                1.08%, 11/01/29 (A)
                Insured/Credit Support: FHLMC....      1,300,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY NEW YORK MUNICIPAL MONEY MARKET FUND

MAY 31, 2004

 PAR VALUE                                            VALUE
 ---------                                            -----

                NEW YORK (CONTINUED)

$   500,000     New York State, HFA
                Parkledge Apartments Housing
                Series A, AMT
                1.08%, 11/01/35 (A)
                Insured/Credit Support: FHLMC....  $     500,000
  1,300,000     New York State, HFA
                Worth Street
                Series B
                1.08%, 05/15/33 (A)
                Insured/Credit Support: FNMA.....      1,300,000
  2,000,000     New York, GO
                Series 962
                1.09%, 12/11/10 (A)
                Insured: MBIA
                Credit Support: Landesbank
                Hessen-Thuringen GZ..............      2,000,000
  1,300,000     Suffolk County
                Public Improvement
                Series C, GO
                4.00%, 07/15/04
                Insured: MBIA....................      1,304,714
    300,000     Tompkins County, IDA
                Care Community Kendal at Ithaca
                1.01%, 06/01/25 (A)
                LOC: Wachovia Bank, N.A..........        300,000
  1,200,000     Westchester County, IDA
                Levister Redevelopment Co. LLC, AMT
                1.06%, 08/01/33 (A)
                LOC: Bank of New York............      1,200,000
                                                   -------------
                                                      37,318,896
                                                   -------------

                OREGON - 3.03%

  1,300,000     Oregon State Economic
                Development Revenue
                Special Newsprint Project
                Series 197, AMT
                1.13%, 12/01/25 (A)
                LOC: Toronto-Dominion Bank.......      1,300,000
                                                   -------------

                PUERTO RICO - 3.50%

  1,500,000     Puerto Rico Commonwealth
                Putters, Series 441
                1.07%, 01/01/09 (A)
                LOC: MBIA
                Credit Support: JPMorgan
                Chase Bank ......................      1,500,000
                                                   -------------

                WASHINGTON - 2.33%

  1,000,000     Washington State, HFC
                Multi-Family Revenue
                Auburn Meadows Project
                Series A, AMT
                1.15%, 07/01/36 (A)
                LOC: Wells Fargo Bank, N.A.......      1,000,000
                                                   -------------
                TOTAL MUNICIPAL SECURITIES.......     43,683,896
                                                   -------------
                (Cost $43,683,896)

 SHARES                                               VALUE
 ------                                               -----

INVESTMENT COMPANY - 0.08%

     33,025     Blackrock Provident Institutional
                MuniCash Portfolio
                0.94% (B)........................  $      33,025
                                                   -------------
                TOTAL INVESTMENT COMPANY.........         33,025
                                                   -------------
                (Cost $33,025)

TOTAL INVESTMENTS - 101.91%......................     43,716,921
                                                   -------------
(Cost $43,716,921)*

NET OTHER ASSETS AND LIABILITIES - (1.91)%.......       (819,294)
                                                   -------------
NET ASSETS - 100.00%.............................  $  42,897,627
                                                   =============

----------------------------
*        Aggregate cost for federal tax purposes.
(A) Variable rate demand notes are payable upon not more than one, seven or thirty business days' notice. Put bonds and notes have demand features that mature within one year. The interest rate shown reflects the rate in effect on May 31, 2004.
(B)      Reflects seven-day yield at May 31, 2004.
AMBAC    American Municipal Bond Assurance Corp.
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.
FGIC     Financial Guaranty Insurance Co.
FHLMC    Federal Home Loan Mortgage Corporation
FNMA     Federal National Mortgage Association
FSA      Financial Security Assurance Inc.
GO       General Obligation
HDC      Housing Development Corp.
HFA      Housing Finance Agency
HFC      Housing Finance Commission
IDA      Industrial Development Authority
IDB      Industrial Development Board
LOC      Letter of Credit
MBIA     Municipal Bond Insurance Association
PCR      Pollution Control Revenue
SPA      Stand-by Purchase Agreement
WFA      Water Finance Authority

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2004

                                                                  GALAXY           GALAXY          GALAXY           GALAX
                                                                  MONEY          GOVERNMENT     U.S. TREASURY     TAX-EXEMPT
                                                                  MARKET        MONEY MARKET    MONEY MARKET     MONEY MARKET
                                                                   FUND             FUND            FUND             FUND
                                                              --------------    ------------    ------------    --------------
ASSETS:
   Investments
     Investments at amortized cost ........................   $1,582,848,683    $448,556,203    $751,964,262    $1,219,846,361
     Repurchase agreements ................................       27,317,000     143,033,000              --                --
                                                              --------------    ------------    ------------    --------------
       Total Investments at value .........................    1,610,165,683     591,589,203     751,964,262     1,219,846,361
   Cash ...................................................               23              59             531                --
   Receivable for investments sold ........................               --              --              --                --
   Interest and dividends receivable ......................        1,543,057       1,707,188       1,078,478         3,309,051
   Receivable from Investment Advisor .....................               --              --              --                --
   Deferred Trustees' fees ................................          168,804          43,721          59,047            55,312
                                                              --------------    ------------    ------------    --------------
     Total Assets .........................................    1,611,877,567     593,340,171     753,102,318     1,223,210,724
                                                              --------------    ------------    ------------    --------------

LIABILITIES:
   Distributions payable ..................................          646,199         118,262         107,951           553,065
   Payable for investments purchased ......................               --              --              --                --
   Payable to custodian ...................................               --              --              --               185
   Payable to Columbia and affiliates .....................          687,502         304,333         344,752           488,089
   Trustees' fees and expenses payable ....................           35,702             846           2,752             3,015
   Deferred Trustees' fees ................................          168,804          43,721          59,047            55,312
   Accrued expenses and other payables ....................          366,247          67,818         129,595            69,096
                                                              --------------    ------------    ------------    --------------
     Total Liabilities ....................................        1,904,454         534,980         644,097         1,168,762
                                                              --------------    ------------    ------------    --------------
NET ASSETS ................................................   $1,609,973,113    $592,805,191    $752,458,221    $1,222,041,962
                                                              ==============    ============    ============    ==============

NET ASSETS CONSIST OF:
   Par value ..............................................   $    1,610,069    $    592,852    $    752,255    $    1,222,359
   Paid-in capital in excess of par value .................    1,608,175,349     592,258,830     751,262,546     1,220,839,447
   Undistributed (overdistributed) net investment income ..          192,171         (41,174)        444,821           (19,468)
   Accumulated net realized loss on investments sold ......           (4,476)         (5,317)         (1,401)             (376)
                                                              --------------    ------------    ------------    --------------
TOTAL NET ASSETS ..........................................   $1,609,973,113    $592,805,191    $752,458,221    $1,222,041,962
                                                              ==============    ============    ============    ==============

Retail A Shares:
   Net assets .............................................   $  527,230,984    $342,828,482    $479,750,226    $  187,712,163
   Shares of beneficial interest outstanding ..............      527,112,076     342,853,578     479,508,145       187,767,943
                                                              --------------    ------------    ------------    --------------
   NET ASSET VALUE, offering and redemption price per share   $         1.00    $       1.00    $       1.00    $         1.00
                                                              ==============    ============    ============    ==============

Trust Shares*:
   Net assets .............................................   $1,082,742,129    $249,976,709    $272,707,995    $1,034,329,799
   Shares of beneficial interest outstanding ..............    1,082,957,379     249,998,103     272,746,851     1,034,591,171
                                                              --------------    ------------    ------------    --------------
   NET ASSET VALUE, offering and redemption price per share   $         1.00    $       1.00    $       1.00    $         1.00
                                                              ==============    ============    ============    ==============

                                                                  GALAXY               GALAXY              GALAXY
                                                               CONNECTICUT         MASSACHUSETTS          NEW YORK
                                                                MUNICIPAL            MUNICIPAL            MUNICIPAL
                                                             MONEY MARKET FUND*  MONEY MARKET FUND*   MONEY MARKET FUND*
                                                             -----------------   -----------------    -----------------
ASSETS:
   Investments
     Investments at amortized cost ........................  $     234,685,566   $     280,809,074    $      43,716,921
     Repurchase agreements ................................                 --                  --                   --
                                                             -----------------   -----------------    -----------------
       Total Investments at value .........................        234,685,566         280,809,074           43,716,921
   Cash ...................................................                 --                  --                   --
   Receivable for investments sold ........................          3,001,754           7,431,225                   --
   Interest and dividends receivable ......................            621,328           1,003,900              206,168
   Receivable from Investment Advisor .....................                 --                  --                5,185
   Deferred Trustees' fees ................................             11,729              16,057                  273
                                                             -----------------   -----------------    -----------------
     Total Assets .........................................        238,320,377         289,260,256           43,928,547
                                                             -----------------   -----------------    -----------------

LIABILITIES:
   Distributions payable ..................................             40,949              50,819               17,759
   Payable for investments purchased ......................                 --           4,300,000            1,000,000
   Payable to custodian ...................................                 --                  --                   --
   Payable to Columbia and affiliates .....................            115,908             133,219                   --
   Trustees' fees and expenses payable ....................                995                 943                  108
   Deferred Trustees' fees ................................             11,729              16,057                  273
   Accrued expenses and other payables ....................             22,645              25,703               12,780
                                                             -----------------   -----------------    -----------------
     Total Liabilities ....................................            192,226           4,526,741            1,030,920
                                                             -----------------   -----------------    -----------------
NET ASSETS ................................................  $     238,128,151   $     284,733,515    $      42,897,627
                                                             =================   =================    =================

NET ASSETS CONSIST OF:
   Par value ..............................................  $         238,134   $         284,750    $          42,898
   Paid-in capital in excess of par value .................        237,895,409         284,415,496           42,854,729
   Undistributed (overdistributed) net investment income ..             (5,392)             33,269                   --
   Accumulated net realized loss on investments sold ......                 --                  --                   --
                                                             -----------------   -----------------    -----------------
TOTAL NET ASSETS ..........................................  $     238,128,151   $     284,733,515    $      42,897,627
                                                             =================   =================    =================

Retail A Shares:
   Net assets .............................................  $     238,118,138   $     283,821,856    $      38,099,039
   Shares of beneficial interest outstanding ..............        238,124,346         283,838,359           38,099,039
                                                             -----------------   -----------------    -----------------
   NET ASSET VALUE, offering and redemption price per share  $            1.00   $            1.00    $            1.00
                                                             =================   =================    =================

Trust Shares*:
   Net assets .............................................  $          10,013   $         911,659    $       4,798,588
   Shares of beneficial interest outstanding ..............             10,013             911,658            4,798,588
                                                             -----------------   -----------------    -----------------
   NET ASSET VALUE, offering and redemption price per share  $            1.00   $            1.00    $            1.00
                                                             =================   =================    =================

------------------------------------
* The Galaxy Connecticut Municipal Money Market Fund, Galaxy Massachusetts Municipal Money Market Fund and Galaxy New York Municipal Money Market Fund began offering Trust Shares on March 1, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                     32 - 33

GALAXY MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2004


                                                                          GALAXY                GALAXY                GALAXY
                                                                          MONEY               GOVERNMENT           U.S. TREASURY
                                                                          MARKET             MONEY MARKET          MONEY MARKET
                                                                           FUND                  FUND                  FUND
                                                                    ------------------    ------------------    ------------------
INVESTMENT INCOME:
   Interest (Note 2)............................................    $       21,081,986    $        7,315,214       $    10,368,147
   Dividends (Note 2)...........................................                    --                 1,456                    --
                                                                    ------------------    ------------------       ---------------
     Total investment income....................................            21,081,986             7,316,670            10,368,147
                                                                    ------------------    ------------------       ---------------
EXPENSES:
   Investment advisory fees (Note 4)............................             7,415,238             2,653,860             3,984,083
   Administration fees (Note 4).................................             1,242,052               444,522               690,897
   Custody fees.................................................                15,031                24,091                20,128
   Pricing and bookkeeping fees (Note 4)........................                41,274                97,673               124,387
   Professional fees............................................                54,361                37,697                44,329
   Shareholder servicing fees (Note 4):
     Retail A Shares............................................               423,769               361,936               523,388
   Transfer agent fees (Note 4):
     Retail A Shares............................................             1,163,603               190,671               360,668
     Trust Shares...............................................                 3,060                   441                   291
     Sub-accounting fees - Trust Shares.........................               135,874                39,707                 9,165
   Trustees' fees and expenses (Note 4).........................                22,675                14,091                24,106
   Reports to shareholders......................................                50,829                49,737                83,692
   Miscellaneous................................................                30,161                47,520                63,479
                                                                    ------------------    ------------------       ---------------
     Total expenses before reimbursement/waiver.................            10,597,927             3,961,946             5,928,613
                                                                    ------------------    ------------------       ---------------
     Less: fees waived or reimbursed by Investment Advisor......              (562,955)              (15,701)              (11,050)
     Less: fees waived or reimbursed by Investment Advisor or
       affiliates of Investment Advisor (Note 4):
     Retail A Shares............................................              (201,233)                   --                    --
     Trust Shares...............................................                    --                    --                    --
                                                                    ------------------    ------------------       ---------------
       Net expenses.............................................             9,833,739             3,946,245             5,917,563
                                                                    ------------------    ------------------       ---------------
NET INVESTMENT INCOME...........................................            11,248,247             3,370,425             4,450,584
                                                                    ------------------    ------------------       ---------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS SOLD....................                (4,476)               (5,317)               (1,401)
                                                                    ------------------    ------------------       ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............    $       11,243,771    $        3,365,108       $     4,449,183
                                                                    ==================    ==================       ===============





                                                                      GALAXY
                                                                    TAX-EXEMPT              GALAXY                  GALAXY
                                                                   MONEY MARKET     CONNECTICUT MUNICIPAL   MASSACHUSETTS MUNICIPAL
                                                                       FUND           MONEY MARKET FUND+      MONEY MARKET FUND+
                                                               ------------------    ------------------      ------------------
INVESTMENT INCOME:
   Interest (Note 2).......................................... $       14,201,076    $        2,535,519      $        3,672,939
   Dividends (Note 2).........................................             24,308                 9,978                  13,896
                                                               ------------------    ------------------      ------------------
     Total investment income..................................         14,225,384             2,545,497               3,686,835
                                                               ------------------    ------------------      ------------------
EXPENSES:
   Investment advisory fees (Note 4)..........................          5,437,998             1,012,621               1,461,993
   Administration fees (Note 4)...............................            910,865               169,614                 244,884
   Custody fees...............................................             24,227                11,493                  12,797
   Pricing and bookkeeping fees (Note 4)......................            157,387                57,312                  58,988
   Professional fees..........................................             49,279                40,605                  36,213
   Shareholder servicing fees (Note 4):
     Retail A Shares..........................................            205,873               252,854                 293,508
   Transfer agent fees (Note 4):
     Retail A Shares..........................................             68,826                24,879                  19,075
     Trust Shares.............................................                622                    17                      17
     Sub-accounting fees - Trust Shares.......................                 --                    --                      --
   Trustees' fees and expenses (Note 4).......................             30,244                 5,939                   8,371
   Reports to shareholders....................................             33,024                20,470                  16,365
   Miscellaneous..............................................             42,320                21,193                  25,386
                                                               ------------------    ------------------      ------------------
     Total expenses before reimbursement/waiver...............          6,960,665             1,616,997               2,177,597
                                                               ------------------    ------------------      ------------------
     Less: fees waived or reimbursed by Investment Advisor....           (315,800)              (11,050)                (13,528)
     Less: fees waived or reimbursed by Investment Advisor or
       affiliates of Investment Advisor (Note 4):
     Retail A Shares..........................................                 --                (1,820)                 (1,544)
     Trust Shares.............................................                 --                   (17)                    (14)
                                                               ------------------    ------------------      ------------------
       Net expenses...........................................          6,644,865             1,604,110               2,162,511
                                                               ------------------    ------------------      ------------------
NET INVESTMENT INCOME.........................................          7,580,519               941,387               1,524,324
                                                               ------------------    ------------------      ------------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS SOLD..................                 --                    --                      --
                                                               ------------------    ------------------      ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......... $        7,580,519    $          941,387      $        1,524,324
                                                               ==================    ==================      ==================





                                                                             GALAXY
                                                                      NEW YORK MUNICIPAL
                                                                      MONEY MARKET FUND*+
                                                                      ------------------
INVESTMENT INCOME:
   Interest (Note 2)............................................      $          231,573
   Dividends (Note 2)...........................................                   1,649
                                                                      ------------------
     Total investment income....................................                 233,222
                                                                      ------------------
EXPENSES:
   Investment advisory fees (Note 4)............................                  91,072
   Administration fees (Note 4).................................                  15,255
   Custody fees.................................................                   7,415
   Pricing and bookkeeping fees (Note 4)........................                  24,298
   Professional fees............................................                  23,934
   Shareholder servicing fees (Note 4):
     Retail A Shares............................................                  21,756
   Transfer agent fees (Note 4):
     Retail A Shares............................................                   3,744
     Trust Shares...............................................                      17
     Sub-accounting fees - Trust Shares.........................                      --
   Trustees' fees and expenses (Note 4).........................                     511
   Reports to shareholders......................................                     297
   Miscellaneous................................................                  11,248
                                                                      ------------------
     Total expenses before reimbursement/waiver.................                 199,547
                                                                      ------------------
     Less: fees waived or reimbursed by Investment Advisor......                 (96,832)
     Less: fees waived or reimbursed by Investment Advisor or
       affiliates of Investment Advisor (Note 4):
     Retail A Shares............................................                    (987)
     Trust Shares...............................................                     (13)
                                                                      ------------------
       Net expenses.............................................                 101,715
                                                                      ------------------
NET INVESTMENT INCOME...........................................                 131,507
                                                                      ------------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS SOLD....................                      --
                                                                      ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............      $          131,507
                                                                      ==================

--------------------------------------------------------------------
*  For the period September 16, 2003 through May 31, 2004.
+ The Galaxy Connecticut Municipal Money Market Fund, Galaxy Massachusetts Municipal Money Market Fund and Galaxy New York Municipal Money Market Fund began offering Trust Shares on March 1, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      34-35

GALAXY MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       GALAXY
                                                                                                    MONEY MARKET
                                                                                                        FUND
                                                                                    -----------------------------------------------
                                                                                                                       YEAR ENDED
                                                                                      YEAR ENDED      PERIOD ENDED    OCTOBER 31,
                                                                                     MAY 31, 2004     MAY 31, 2003*       2002
                                                                                    ---------------  --------------  --------------
NET ASSETS AT BEGINNING OF PERIOD ...............................................   $ 2,283,304,558  $4,286,486,040  $5,697,037,712
                                                                                    ---------------  --------------  --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income ........................................................        11,248,247      18,754,591      77,573,579
   Net realized gain (loss) on investments sold .................................            (4,476)         44,111            (381)
                                                                                    ---------------  --------------  --------------
     Net increase in net assets resulting from operations .......................        11,243,771      18,798,702      77,573,198
                                                                                    ---------------  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income ......................................................        (2,582,702)     (8,068,117)    (37,890,354)
                                                                                    ---------------  --------------  --------------
   RETAIL B SHARES:
     Net investment income ......................................................                --            (888)        (46,952)
                                                                                    ---------------  --------------  --------------
   TRUST SHARES:
     Net investment income ......................................................        (8,774,037)    (10,685,586)    (39,636,273)
                                                                                    ---------------  --------------  --------------
       Total distributions to shareholders ......................................       (11,356,739)    (18,754,591)    (77,573,579)
                                                                                    ---------------  --------------  --------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ..............................      (673,218,477) (2,003,225,593) (1,410,551,291)
                                                                                    ---------------  --------------  --------------

   Net increase (decrease) in net assets ........................................      (673,331,445) (2,003,181,482) (1,410,551,672)
                                                                                    ---------------  --------------  --------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..................................   $ 1,609,973,113  $2,283,304,558  $4,286,486,040
                                                                                    ===============  ==============  ==============

(A) Undistributed (overdistributed) net investment income (loss) ................   $       192,171  $      298,933  $      255,203
                                                                                    ===============  ==============  ==============

                                                                                                    GALAXY
                                                                                                  GOVERNMENT
                                                                                               MONEY MARKET FUND
                                                                                    --------------------------------------------
                                                                                                                    YEAR ENDED
                                                                                      YEAR ENDED    PERIOD ENDED     OCTOBER 31,
                                                                                     MAY 31, 2004   MAY 31, 2003*       2002
                                                                                    -------------- --------------  -------------
NET ASSETS AT BEGINNING OF PERIOD ...............................................   $  591,161,186 $  738,716,429  $ 936,095,293
                                                                                    -------------- --------------  -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income ........................................................        3,370,425      2,988,909     11,097,092
   Net realized gain (loss) on investments sold .................................           (5,317)            --             --
                                                                                    -------------- --------------  -------------
     Net increase in net assets resulting from operations .......................        3,365,108      2,988,909     11,097,092
                                                                                    -------------- --------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income ......................................................       (1,623,767)      (976,486)    (4,379,274)
                                                                                    -------------- --------------  -------------
   RETAIL B SHARES:

     Net investment income ......................................................              N/A            N/A            N/A
                                                                                    -------------- --------------  -------------
   TRUST SHARES:
     Net investment income ......................................................       (1,746,658)    (2,012,423)    (6,717,818)
                                                                                    -------------- --------------  -------------
       Total distributions to shareholders ......................................       (3,370,425)    (2,988,909)   (11,097,092)
                                                                                    -------------- --------------  -------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ..............................        1,649,322   (147,555,243)  (197,378,864)
                                                                                    -------------- --------------  -------------

   Net increase (decrease) in net assets ........................................        1,644,005   (147,555,243)  (197,378,864)
                                                                                    -------------- --------------  -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..................................   $  592,805,191 $  591,161,186  $ 738,716,429
                                                                                    ============== ==============  =============

(A) Undistributed (overdistributed) net investment income (loss) ................   $      (41,174)$      (41,174) $     (41,174)
                                                                                    ============== ==============  =============

                                                                                                      GALAXY
                                                                                                   U.S. TREASURY
                                                                                                 MONEY MARKET FUND
                                                                                    ----------------------------------------------
                                                                                                                    YEAR ENDED
                                                                                      YEAR ENDED    PERIOD ENDED     OCTOBER 31,
                                                                                     MAY 31, 2004   MAY 31, 2003*       2002
                                                                                    --------------  --------------  --------------
NET ASSETS AT BEGINNING OF PERIOD ...............................................   $1,141,628,921  $1,485,660,827  $1,780,605,787
                                                                                    --------------  --------------  --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income ........................................................        4,450,584       6,064,257     21,794,690
   Net realized gain (loss) on investments sold .................................           (1,401)          1,376              --
                                                                                    --------------  --------------  --------------
     Net increase in net assets resulting from operations .......................        4,449,183       6,065,633      21,794,690
                                                                                    --------------  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income ......................................................       (2,006,444)     (2,562,351)    (10,465,937)
                                                                                    --------------  --------------  --------------
   RETAIL B SHARES:

     Net investment income ......................................................              N/A             N/A             N/A
                                                                                    --------------  --------------  --------------
   TRUST SHARES:
     Net investment income ......................................................       (2,444,140)     (3,501,906)    (11,328,753)
                                                                                    --------------  --------------  --------------
       Total distributions to shareholders ......................................       (4,450,584)     (6,064,257)    (21,794,690)
                                                                                    --------------  --------------  --------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ..............................     (389,169,299)   (344,033,282)   (294,944,960)
                                                                                    --------------  --------------  --------------

   Net increase (decrease) in net assets ........................................     (389,170,700)   (344,031,906)   (294,944,960)
                                                                                    --------------  --------------  --------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..................................   $  752,458,221  $1,141,628,921  $1,485,660,827
                                                                                    ==============  ==============  ==============

(A) Undistributed (overdistributed) net investment income (loss) ................   $      444,821  $      431,555  $      430,179
                                                                                    ==============  ==============  ==============

--------------------------------------------------------------------
*   For the period from November 1, 2002 through May 31, 2003.
(1) For details on share transactions by series, see Statement of Changes in Net Assets - Capital Stock Activity on pages 40 and 41.

                       SEE NOTES TO FINANCIAL STATEMENTS
                                    36 - 37

GALAXY MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                         GALAXY
                                                                                       TAX-EXEMPT
                                                                                    MONEY MARKET FUND
                                                                   -----------------------------------------------------
                                                                                                           YEAR ENDED
                                                                     YEAR ENDED        PERIOD ENDED        OCTOBER 31,
                                                                    MAY 31, 2004       MAY 31, 2003*          2002
                                                                   ---------------    ---------------    ---------------
NET ASSETS AT BEGINNING OF PERIOD ..............................   $ 1,409,867,859    $ 1,734,823,715    $ 1,776,789,540
                                                                   ---------------    ---------------    ---------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income .......................................         7,580,519          7,795,295         20,137,628
   Net realized gain on investments sold .......................                --                 --                  7
                                                                   ---------------    ---------------    ---------------
     Net increase in net assets resulting from operations ......         7,580,519          7,795,295         20,137,635
                                                                   ---------------    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income .....................................        (1,016,006)        (1,126,936)        (3,007,774)
                                                                   ---------------    ---------------    ---------------
   TRUST SHARES:
     Net investment income .....................................        (6,564,514)        (6,668,359)       (17,129,854)
                                                                   ---------------    ---------------    ---------------

       Total Distributions to shareholders .....................        (7,580,520)        (7,795,295)       (20,137,628)
                                                                   ---------------    ---------------    ---------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) .............      (187,825,896)      (324,955,856)       (41,965,832)
                                                                   ---------------    ---------------    ---------------

   Net increase (decrease) in net assets .......................      (187,825,897)      (324,955,856)       (41,965,825)
                                                                   ---------------    ---------------    ---------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .................   $ 1,222,041,962    $ 1,409,867,859    $ 1,734,823,715
                                                                   ===============    ===============    ===============

(A) Undistributed (overdistributed) net investment income (loss)   $       (19,468)   $       (19,467)   $       (19,467)
                                                                   ===============    ===============    ===============


                                                                                         GALAXY
                                                                                  CONNECTICUT MUNICIPAL
                                                                                    MONEY MARKET FUND
                                                                   -----------------------------------------------------
                                                                                                           YEAR ENDED
                                                                     YEAR ENDED        PERIOD ENDED        OCTOBER 31,
                                                                    MAY 31, 2004       MAY 31, 2003*          2002
                                                                   ---------------    ---------------    ---------------
NET ASSETS AT BEGINNING OF PERIOD ..............................   $   269,558,618    $   298,768,874    $   273,924,569
                                                                   ---------------    ---------------    ---------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income .......................................           941,387          1,051,558          2,653,137
   Net realized gain on investments sold .......................                --                 --                 --
                                                                   ---------------    ---------------    ---------------
     Net increase in net assets resulting from operations ......           941,387          1,051,558          2,653,137
                                                                   ---------------    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income .....................................          (941,375)        (1,051,558)        (2,653,137)
                                                                   ---------------    ---------------    ---------------
   TRUST SHARES:
     Net investment income .....................................               (13)                --                 --
                                                                   ---------------    ---------------    ---------------

       Total Distributions to shareholders .....................          (941,388)        (1,051,558)        (2,653,137)
                                                                   ---------------    ---------------    ---------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) .............       (31,430,466)       (29,210,256)        24,844,305
                                                                   ---------------    ---------------    ---------------

   Net increase (decrease) in net assets .......................       (31,430,467)       (29,210,256)        24,844,305
                                                                   ---------------    ---------------    ---------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .................   $   238,128,151    $   269,558,618    $   298,768,874
                                                                   ===============    ===============    ===============

(A) Undistributed (overdistributed) net investment income (loss)   $        (5,392)   $        (5,391)   $        (5,391)
                                                                   ===============    ===============    ===============


                                                                                         GALAXY
                                                                                 MASSACHUSETTS MUNICIPAL
                                                                                    MONEY MARKET FUND
                                                                   -----------------------------------------------------
                                                                                                           YEAR ENDED
                                                                    YEAR ENDED         PERIOD ENDED        OCTOBER 31,
                                                                    MAY 31, 2004       MAY 31, 2003*          2002
                                                                   ---------------    ---------------    ---------------
NET ASSETS AT BEGINNING OF PERIOD ..............................   $   411,599,814    $   447,525,153    $   521,738,562
                                                                   ---------------    ---------------    ---------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income .......................................         1,524,324          1,733,310          5,322,029
   Net realized gain on investments sold .......................                --                 --                 --
                                                                   ---------------    ---------------    ---------------
     Net increase in net assets resulting from operations ......         1,524,324          1,733,310          5,322,029
                                                                   ---------------    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income .....................................        (1,523,287)        (1,733,310)        (5,322,029)
                                                                   ---------------    ---------------    ---------------
   TRUST SHARES:
     Net investment income .....................................            (1,037)                --                 --
                                                                   ---------------    ---------------    ---------------

       Total Distributions to shareholders .....................        (1,524,324)        (1,733,310)        (5,322,029)
                                                                   ---------------    ---------------    ---------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) .............      (126,866,299)       (35,925,339)       (74,213,409)
                                                                   ---------------    ---------------    ---------------

   Net increase (decrease) in net assets .......................      (126,866,299)       (35,925,339)       (74,213,409)
                                                                   ---------------    ---------------    ---------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .................   $   284,733,515    $   411,599,814    $   447,525,153
                                                                   ===============    ===============    ===============

(A) Undistributed (overdistributed) net investment income (loss)   $        33,269    $        33,269    $        (4,085)
                                                                   ===============    ===============    ===============

                                                                       GALAXY
                                                                      NEW YORK
                                                                   MUNICIPAL MONEY
                                                                     MARKET FUND
                                                                   ---------------

                                                                    PERIOD ENDED
                                                                   MAY 31, 2004**
                                                                   ---------------
NET ASSETS AT BEGINNING OF PERIOD ..............................   $         1,000***
                                                                   ---------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income .......................................           131,507
   Net realized gain on investments sold .......................                --
                                                                   ---------------
     Net increase in net assets resulting from operations ......           131,507
                                                                   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income .....................................          (124,425)
                                                                   ---------------
   TRUST SHARES:
     Net investment income .....................................            (7,082)
                                                                   ---------------

       Total Distributions to shareholders .....................          (131,507)
                                                                   ---------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) .............        42,896,627
                                                                   ---------------

   Net increase (decrease) in net assets .......................        42,896,627
                                                                   ---------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .................   $    42,897,627
                                                                   ===============

(A) Undistributed (overdistributed) net investment income (loss)   $            --
                                                                   ===============

------------------------------------------------------------------
*       For the period from November 1, 2002 through May 31, 2003.
**      For the period September 16, 2003 through May 31, 2004.
***     Initial investment.
(1) For details on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 42 and 43.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                     38 - 39

GALAXY MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY

                                                                                GALAXY
                                                                             MONEY MARKET
                                                                                 FUND
                                                         -----------------------------------------------------
                                                                                                 YEAR ENDED
                                                            YEAR ENDED       PERIOD ENDED        OCTOBER 31,
                                                           MAY 31, 2004      MAY 31, 2003*          2002
                                                         ---------------    ---------------    ---------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold ..............................................   $ 2,619,340,609    $ 3,064,098,993    $ 6,704,181,580
   Issued to shareholders due to conversion of
      Retail B Shares into Retail A Shares ...........                --          5,037,846                 --
   Issued to shareholders in reinvestment of dividends         2,556,659          8,025,782         37,686,563
   Repurchased .......................................    (2,754,725,814)    (4,659,225,712)    (7,639,843,619)
                                                         ---------------    ---------------    ---------------
   Net increase (decrease) in shares outstanding .....   $  (132,828,546)   $(1,582,063,091)   $  (897,975,476)
                                                         ===============    ===============    ===============
RETAIL B SHARES:
   Sold ..............................................               N/A    $         1,000    $     7,782,663
   Issued to shareholders in reinvestment of dividends               N/A                828             43,766
   Redeemed from shareholders due to conversion of
      Retail B Shares into Retail A Shares ...........               N/A         (5,037,846)                --
   Repurchased .......................................               N/A           (402,867)       (10,068,680)
                                                         ---------------    ---------------    ---------------
   Net decrease in shares outstanding ................               N/A    $    (5,438,885)   $    (2,242,251)
                                                         ===============    ===============    ===============
TRUST SHARES:
   Sold ..............................................   $ 1,336,349,594    $ 1,333,530,755    $ 2,812,924,476
   Issued to shareholders in reinvestment of dividends           369,509            381,625            807,752
   Repurchased .......................................    (1,877,109,034)    (1,749,635,997)    (3,324,065,792)
                                                         ---------------    ---------------    ---------------
   Net decrease in shares outstanding ................   $  (540,389,931)   $  (415,723,617)   $  (510,333,564)
                                                         ===============    ===============    ===============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold ..............................................     2,619,340,609      3,064,098,786      6,704,181,583
   Issued to shareholders due to conversion of
      Retail B Shares into Retail A Shares ...........                --          5,038,079                 --
   Issued to shareholders in reinvestment of dividends         2,556,659          8,025,782         37,686,563
   Repurchased .......................................    (2,754,725,814)    (4,659,225,712)    (7,639,843,618)
                                                         ---------------    ---------------    ---------------
   Net increase (decrease) in shares outstanding .....      (132,828,546)    (1,582,063,065)      (897,975,472)
                                                         ===============    ===============    ===============
RETAIL B SHARES:
   Sold ..............................................               N/A              1,000          7,782,663
   Issued to shareholders in reinvestment of dividends               N/A                828             43,766
   Redeemed from shareholders due to conversion of
      Retail B Shares into Retail A Shares ...........               N/A         (5,038,079)                --
   Repurchased .......................................               N/A           (402,867)       (10,068,680)
                                                         ---------------    ---------------    ---------------
   Net decrease in shares outstanding ................               N/A         (5,439,118)        (2,242,251)
                                                         ===============    ===============    ===============
TRUST SHARES:
   Sold ..............................................     1,336,349,594      1,333,530,755      2,812,924,476
   Issued to shareholders in reinvestment of dividends           369,509            381,625            807,752
   Repurchased .......................................    (1,877,109,034)    (1,749,635,997)    (3,324,065,792)
                                                         ---------------    ---------------    ---------------
   Net decrease in shares outstanding ................      (540,389,931)      (415,723,617)      (510,333,564)
                                                         ===============    ===============    ===============

                                                                                GALAXY
                                                                              GOVERNMENT
                                                                           MONEY MARKET FUND
                                                         -----------------------------------------------------
                                                                                                 YEAR ENDED
                                                            YEAR ENDED       PERIOD ENDED        OCTOBER 31,
                                                           MAY 31, 2004      MAY 31, 2003*          2002
                                                         ---------------    ---------------    ---------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold ..............................................   $ 2,753,330,765    $   460,007,776    $   789,839,951
   Issued to shareholders due to conversion of
      Retail B Shares into Retail A Shares ...........                --                 --                 --
   Issued to shareholders in reinvestment of dividends         1,622,516            974,624          4,365,812
   Repurchased .......................................    (2,674,448,991)      (457,200,777)      (893,561,896)
                                                         ---------------    ---------------    ---------------
   Net increase (decrease) in shares outstanding .....   $    80,504,290    $     3,781,623    $   (99,356,133)
                                                         ===============    ===============    ===============
RETAIL B SHARES:
   Sold ..............................................               N/A                N/A                N/A
   Issued to shareholders in reinvestment of dividends               N/A                N/A                N/A
   Redeemed from shareholders due to conversion of
      Retail B Shares into Retail A Shares ...........               N/A                N/A                N/A
   Repurchased .......................................               N/A                N/A                N/A
                                                         ---------------    ---------------    ---------------
   Net decrease in shares outstanding ................               N/A                N/A                N/A
                                                         ===============    ===============    ===============
TRUST SHARES:
   Sold ..............................................   $ 1,136,943,591    $   812,524,169    $ 1,757,212,813
   Issued to shareholders in reinvestment of dividends            83,354             77,187            234,305
   Repurchased .......................................    (1,215,881,913)      (963,938,222)    (1,855,469,849)
                                                         ---------------    ---------------    ---------------
   Net decrease in shares outstanding ................   $   (78,854,968)   $  (151,336,866)   $   (98,022,731)
                                                         ===============    ===============    ===============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold ..............................................     2,753,330,765        460,007,776        789,839,951
   Issued to shareholders due to conversion of
      Retail B Shares into Retail A Shares ...........                --                 --                 --
   Issued to shareholders in reinvestment of dividends         1,622,516            974,624          4,365,812
   Repurchased .......................................    (2,674,448,991)      (457,200,777)      (893,561,895)
                                                         ---------------    ---------------    ---------------
   Net increase (decrease) in shares outstanding .....        80,504,290          3,781,623        (99,356,132)
                                                         ===============    ===============    ===============
RETAIL B SHARES:
   Sold ..............................................               N/A                N/A                N/A
   Issued to shareholders in reinvestment of dividends               N/A                N/A                N/A
   Redeemed from shareholders due to conversion of
      Retail B Shares into Retail A Shares ...........               N/A                N/A                N/A
   Repurchased .......................................               N/A                N/A                N/A
                                                         ---------------    ---------------    ---------------
   Net decrease in shares outstanding ................               N/A                N/A                N/A
                                                         ===============    ===============    ===============
TRUST SHARES:
   Sold ..............................................     1,136,943,591        812,524,169      1,757,212,813
   Issued to shareholders in reinvestment of dividends            83,354             77,187            234,305
   Repurchased .......................................    (1,215,881,913)      (963,938,222)    (1,855,469,849)
                                                         ---------------    ---------------    ---------------
   Net decrease in shares outstanding ................       (78,854,968)      (151,336,866)       (98,022,731)
                                                         ===============    ===============    ===============

                                                                               GALAXY
                                                                            U.S. TREASURY
                                                                          MONEY MARKET FUND
                                                         -----------------------------------------------------
                                                                                                  YEAR ENDED
                                                           YEAR ENDED        PERIOD ENDED         OCTOBER 31,
                                                          MAY 31, 2004       MAY 31, 2003*           2002
                                                         ---------------    ---------------    ---------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold ..............................................   $ 2,446,724,736    $ 1,453,406,625    $ 2,763,131,972
   Issued to shareholders due to conversion of
      Retail B Shares into Retail A Shares ...........                --                 --                 --
   Issued to shareholders in reinvestment of dividends         1,997,592          2,551,097         10,415,151
   Repurchased .......................................    (2,575,712,332)    (1,566,153,539)    (2,951,571,459)
                                                         ---------------    ---------------    ---------------
   Net increase (decrease) in shares outstanding .....   $  (126,990,004)   $  (110,195,817)   $  (178,024,336)
                                                         ===============    ===============    ===============
RETAIL B SHARES:
   Sold ..............................................               N/A                N/A                N/A
   Issued to shareholders in reinvestment of dividends               N/A                N/A                N/A
   Redeemed from shareholders due to conversion of
      Retail B Shares into Retail A Shares ...........               N/A                N/A                N/A
   Repurchased .......................................               N/A                N/A                N/A
                                                         ---------------    ---------------    ---------------
   Net decrease in shares outstanding ................               N/A                N/A                N/A
                                                         ===============    ===============    ===============
TRUST SHARES:
   Sold ..............................................   $   682,560,351    $   479,388,486    $   991,516,799
   Issued to shareholders in reinvestment of dividends            25,313             25,218            182,950
   Repurchased .......................................      (944,764,959)      (713,251,169)    (1,108,620,373)
                                                         ---------------    ---------------    ---------------
   Net decrease in shares outstanding ................   $  (262,179,295)   $  (233,837,465)   $  (116,920,624)
                                                         ===============    ===============    ===============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold ..............................................     2,446,724,736      1,453,406,625      2,763,131,972
   Issued to shareholders due to conversion of
      Retail B Shares into Retail A Shares ...........                --                 --                 --
   Issued to shareholders in reinvestment of dividends         1,997,592          2,551,097         10,415,151
   Repurchased .......................................    (2,575,712,332)    (1,566,153,539)    (2,951,571,459)
                                                         ---------------    ---------------    ---------------
   Net increase (decrease) in shares outstanding .....      (126,990,004)      (110,195,817)      (178,024,336)
                                                         ===============    ===============    ===============
RETAIL B SHARES:
   Sold ..............................................               N/A                N/A                N/A
   Issued to shareholders in reinvestment of dividends               N/A                N/A                N/A
   Redeemed from shareholders due to conversion of
      Retail B Shares into Retail A Shares ...........               N/A                N/A                N/A
   Repurchased .......................................               N/A                N/A                N/A
                                                         ---------------    ---------------    ---------------
   Net decrease in shares outstanding ................               N/A                N/A                N/A
                                                         ===============    ===============    ===============
TRUST SHARES:
   Sold ..............................................       682,560,351        479,388,486        991,516,799
   Issued to shareholders in reinvestment of dividends            25,313             25,218            182,950
   Repurchased .......................................      (944,764,959)      (713,251,169)    (1,108,620,373)
                                                         ---------------    ---------------    ---------------
   Net decrease in shares outstanding ................      (262,179,295)      (233,837,465)      (116,920,624)
                                                         ===============    ===============    ===============

------------------------------------------------------------
* For the period from November 1, 2002 through May 31, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                     40 - 41

GALAXY MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY



                                                                           GALAXY TAX-EXEMPT
                                                                           MONEY MARKET FUND
                                                         -----------------------------------------------------
                                                                                                 YEAR ENDED
                                                           YEAR ENDED        PERIOD ENDED        OCTOBER 31,
                                                          MAY 31, 2004       MAY 31, 2003*          2002
                                                         ---------------    ---------------    ---------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold ..............................................   $   689,139,254    $   432,130,304    $   865,368,793
   Issued to shareholders in reinvestment of dividends         1,008,829          1,118,083          2,964,333
   Repurchased .......................................      (743,856,033)      (460,970,273)      (888,346,847)
                                                         ---------------    ---------------    ---------------
   Net increase (decrease) in shares outstanding .....   $   (53,707,950)   $   (27,721,886)   $   (20,013,721)
                                                         ===============    ===============    ===============
TRUST SHARES:***
   Sold ..............................................   $   936,292,190    $   392,690,100    $ 1,153,633,158
   Issued to shareholders in reinvestment of dividends               331                278            299,839
   Repurchased .......................................    (1,070,410,467)      (689,924,348)    (1,175,885,108)
                                                         ---------------    ---------------    ---------------
   Net increase (decrease) in shares outstanding .....   $  (134,117,946)   $  (297,233,970)   $   (21,952,111)
                                                         ===============    ===============    ===============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold ..............................................       689,139,254        432,130,304        865,368,793
   Issued to shareholders in reinvestment of dividends         1,008,829          1,118,083          2,964,333
   Repurchased .......................................      (743,856,033)      (460,970,273)      (888,346,847)
                                                         ---------------    ---------------    ---------------
   Net increase (decrease) in shares outstanding .....       (53,707,950)       (27,721,886)       (20,013,721)
                                                         ===============    ===============    ===============
TRUST SHARES:***
   Sold ..............................................       936,292,190        392,690,100      1,153,633,158
   Issued to shareholders in reinvestment of dividends               331                278            299,839
   Repurchased .......................................    (1,070,410,467)      (689,924,348)    (1,175,885,108)
                                                         ---------------    ---------------    ---------------
   Net increase (decrease) in shares outstanding .....      (134,117,946)      (297,233,970)       (21,952,111)
                                                         ===============    ===============    ===============


                                                                                GALAXY
                                                                         CONNECTICUT MUNICIPAL
                                                                           MONEY MARKET FUND
                                                         ----------------------------------------------------
                                                                                                YEAR ENDED
                                                           YEAR ENDED        PERIOD ENDED       OCTOBER 31,
                                                          MAY 31, 2004       MAY 31, 2003*         2002
                                                         ---------------    ---------------   ---------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold ..............................................   $   504,088,052    $   261,103,558   $   566,644,916
   Issued to shareholders in reinvestment of dividends           493,278            524,669         1,317,650
   Repurchased .......................................      (536,021,809)      (290,838,483)     (543,118,261)
                                                         ---------------    ---------------   ---------------
   Net increase (decrease) in shares outstanding .....   $   (31,440,479)   $   (29,210,256)  $    24,844,305
                                                         ===============    ===============   ===============
TRUST SHARES:***
   Sold ..............................................   $        10,000                N/A               N/A
   Issued to shareholders in reinvestment of dividends                13                N/A               N/A
   Repurchased .......................................                --                N/A               N/A
                                                         ---------------    ---------------   ---------------
   Net increase (decrease) in shares outstanding .....   $        10,013                N/A               N/A
                                                         ===============    ===============   ===============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold ..............................................       504,088,052        261,103,558       566,644,916
   Issued to shareholders in reinvestment of dividends           493,278            524,669         1,317,650
   Repurchased .......................................      (536,021,809)      (290,838,483)     (543,118,261)
                                                         ---------------    ---------------   ---------------
   Net increase (decrease) in shares outstanding .....       (31,440,479)       (29,210,256)       24,844,305
                                                         ===============    ===============   ===============
TRUST SHARES:***
   Sold ..............................................            10,000                N/A               N/A
   Issued to shareholders in reinvestment of dividends                13                N/A               N/A
   Repurchased .......................................                --                N/A               N/A
                                                         ---------------    ---------------   ---------------
   Net increase (decrease) in shares outstanding .....            10,013                N/A               N/A
                                                         ===============    ===============   ===============

                                                                                                                  GALAXY
                                                                                 GALAXY                          NEW YORK
                                                                        MASSACHUSETTS MUNICIPAL               MUNICIPAL MONEY
                                                                            MONEY MARKET FUND                   MARKET FUND
                                                         ---------------------------------------------------   --------------
                                                                                               YEAR ENDED
                                                           YEAR ENDED        PERIOD ENDED      OCTOBER 31,      PERIOD ENDED
                                                          MAY 31, 2004       MAY 31, 2003*        2002         MAY 31, 2004**
                                                         ---------------    --------------   ---------------   --------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold ..............................................   $   847,238,693    $  454,994,938   $   895,291,749   $   86,440,679
   Issued to shareholders in reinvestment of dividends           916,272           977,408         3,284,387           57,398
   Repurchased .......................................      (975,932,922)     (491,897,685)     (972,789,545)     (48,400,038)
                                                         ---------------    --------------   ---------------   --------------
   Net increase (decrease) in shares outstanding .....   $  (127,777,957)   $  (35,925,339)  $   (74,213,409)  $   38,098,039
                                                         ===============    ==============   ===============   ==============
TRUST SHARES:***
   Sold ..............................................   $     1,575,674               N/A               N/A   $    6,299,463
   Issued to shareholders in reinvestment of dividends                13               N/A               N/A               17
   Repurchased .......................................          (664,029)              N/A               N/A       (1,500,892)
                                                         ---------------    --------------   ---------------   --------------
   Net increase (decrease) in shares outstanding .....   $       911,658               N/A               N/A   $    4,798,588
                                                         ===============    ==============   ===============   ==============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold ..............................................       847,238,693       454,994,938       895,291,749       86,440,679
   Issued to shareholders in reinvestment of dividends           916,272           977,408         3,284,387           57,398
   Repurchased .......................................      (975,932,922)     (491,897,685)     (972,789,545)     (48,400,038)
                                                         ---------------    --------------   ---------------   --------------
   Net increase (decrease) in shares outstanding .....      (127,777,957)      (35,925,339)      (74,213,409)      38,098,039
                                                         ===============    ==============   ===============   ==============
TRUST SHARES:***
   Sold ..............................................         1,575,674               N/A               N/A        6,299,463
   Issued to shareholders in reinvestment of dividends                13               N/A               N/A               17
   Repurchased .......................................          (664,029)              N/A               N/A       (1,500,892)
                                                         ---------------    --------------   ---------------   --------------
   Net increase (decrease) in shares outstanding .....           911,658               N/A               N/A        4,798,588
                                                         ===============    ==============   ===============   ==============

------------------------------------------------------------
*    For the period from November 1, 2002 through May 31, 2003.
** The Galaxy New York Municipal Money Market Fund commenced operations on September 16, 2003.
*** The Galaxy Connecticut Municipal Money Market Fund, Galaxy Massachusetts Municipal Money Market Fund and Galaxy New York Municipal Money Market Fund began offering Trust Shares on March 1, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                     42 - 43

GALAXY MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               INCOME FROM
                                               INVESTMENT          LESS
                                               OPERATIONS      DISTRIBUTIONS
                                               -----------     -------------



                                 NET ASSET                     DISTRIBUTIONS     NET INCREASE       NET ASSET
                                   VALUE           NET           FROM NET         (DECREASE)          VALUE
                                 BEGINNING     INVESTMENT       INVESTMENT          IN NET           END OF        TOTAL
                                 0F PERIOD       INCOME           INCOME          ASSET VALUE        PERIOD       RETURN
                                 ---------     ----------      -------------     ------------       ---------     ------
RETAIL A
5/31/04                           $1.00           $  --(2)        $   --(2)           $--             $1.00       0.45%(3)
5/31/03(1)                         1.00              --(2)            --(2)            --              1.00       0.45%**(3)
10/31/02                           1.00            0.01            (0.01)              --              1.00       1.41%(3)
10/31/01                           1.00            0.04            (0.04)              --              1.00       4.40%(3)
10/31/00                           1.00            0.06            (0.06)              --              1.00       5.77%(3)
10/31/99                           1.00            0.04            (0.04)              --              1.00       4.54%(3)

TRUST
5/31/04                            1.00            0.01            (0.01)              --              1.00       0.69%(3)
5/31/03(1)                         1.00            0.01            (0.01)              --              1.00       0.55%**(3)
10/31/02                           1.00            0.02            (0.02)              --              1.00       1.58%(3)
10/31/01                           1.00            0.04            (0.04)              --              1.00       4.56%(3)
10/31/00                           1.00            0.06            (0.06)              --              1.00       5.95%(3)
10/31/99                           1.00            0.05            (0.05)              --              1.00       4.72%(3)

                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                -----------------------------------------------------------

                                                 RATIO OF NET            RATIO OF              RATIO OF
                                                  INVESTMENT             OPERATING             OPERATING
                                NET ASSETS          INCOME               EXPENSES              EXPENSES
                                  END OF           INCLUDING             INCLUDING             EXCLUDING
                                  PERIOD        REIMBURSEMENTS/       REIMBURSEMENTS/       REIMBURSEMENTS/
                                 (IN 000S)          WAIVER                WAIVER                WAIVER
                                ----------      ---------------       ---------------       ---------------
RETAIL A
5/31/04                         $  527,231          0.45%                 0.69%                 0.76%
5/31/03(1)                         660,094          0.79%*                0.65%*                0.72%*
10/31/02                         2,242,141          1.41%                 0.63%                 0.68%
10/31/01                         3,140,116          4.28%                 0.62%                 0.66%
10/31/00                         2,785,840          5.65%                 0.63%                 0.69%
10/31/99                         2,434,662          4.45%                 0.65%                 0.69%

TRUST
5/31/04                          1,082,742          0.68%                 0.46%                 0.49%
5/31/03(1)                       1,623,211          0.97%*                0.47%*                0.52%*
10/31/02                         2,038,906          1.57%                 0.47%                 0.51%
10/31/01                         2,549,240          4.44%                 0.46%                 0.50%
10/31/00                         1,999,243          5.82%                 0.46%                 0.51%
10/31/99                         1,679,875          4.62%                 0.48%                 0.52%

-------------------------------------------------
*    Annualized.
**   Not annualized.
(1)  For the period from November 1, 2002 through May 31, 2003.
(2) Net investment income per share and distributions from net investment income were less than $0.005.
(3) Had the investment advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                     44 - 45

GALAXY GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               INCOME FROM
                                               INVESTMENT          LESS
                                               OPERATIONS      DISTRIBUTIONS
                                               -----------     -------------



                                 NET ASSET                     DISTRIBUTIONS     NET INCREASE       NET ASSET
                                   VALUE           NET           FROM NET         (DECREASE)          VALUE
                                 BEGINNING     INVESTMENT       INVESTMENT          IN NET           END OF        TOTAL
                                 0F PERIOD       INCOME           INCOME          ASSET VALUE        PERIOD       RETURN
                                 ---------     ----------      -------------     ------------       ---------     ------
RETAIL A
5/31/04                           $1.00           $ --(2)         $  --(2)            $--             $1.00       0.44%(3)
5/31/03(1)                         1.00             --(2)            --(2)             --              1.00       0.38%**(3)
10/31/02                           1.00            0.01            (0.01)              --              1.00       1.30%(3)
10/31/01                           1.00            0.04            (0.04)              --              1.00       4.30%(3)
10/31/00                           1.00            0.05            (0.05)              --              1.00       5.61%(3)
10/31/99                           1.00            0.04            (0.04)              --              1.00       4.39%(3)

TRUST
5/31/04                            1.00            0.01            (0.01)              --              1.00       0.59%(3)
5/31/03(1)                         1.00              --(2)            --(2)            --              1.00       0.48%**(3)
10/31/02                           1.00            0.01            (0.01)              --              1.00       1.47%(3)
10/31/01                           1.00            0.04            (0.04)              --              1.00       4.47%(3)
10/31/00                           1.00            0.06            (0.06)              --              1.00       5.78%(3)
10/31/99                           1.00            0.04            (0.04)              --              1.00       4.58%(3)

                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                -----------------------------------------------------------

                                                 RATIO OF NET            RATIO OF              RATIO OF
                                                  INVESTMENT             OPERATING             OPERATING
                                NET ASSETS          INCOME               EXPENSES              EXPENSES
                                  END OF           INCLUDING             INCLUDING             EXCLUDING
                                  PERIOD        REIMBURSEMENTS/       REIMBURSEMENTS/       REIMBURSEMENTS/
                                 (IN 000S)          WAIVER                WAIVER                WAIVER
                                ----------      ---------------       ---------------       ---------------
RETAIL A
5/31/04                         $342,828            0.44%                 0.66%                 0.66%
5/31/03(1)                       262,327            0.67%*                0.70%*                0.71%*
10/31/02                         258,545            1.31%                 0.68%                 0.69%
10/31/01                         357,902            4.25%                 0.67%                 0.68%
10/31/00                         333,272            5.44%                 0.68%                 0.69%
10/31/99                         348,758            4.32%                 0.69%                 0.71%

TRUST
5/31/04                          249,977            0.58%                 0.52%                 0.52%
5/31/03(1)                       328,834            0.84%*                0.53%*                0.53%*
10/31/02                         480,171            1.47%                 0.52%                 0.53%
10/31/01                         578,193            4.41%                 0.51%                 0.52%
10/31/00                         528,502            5.61%                 0.51%                 0.52%
10/31/99                         592,305            4.50%                 0.51%                 0.53%

------------------------------------------------
*    Annualized.
**   Not annualized.
(1)  For the period from November 1, 2002 through May 31, 2003.
(2) Net investment income per share and distributions from net investment income were less than $0.005.
(3) Had the investment advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                     46 - 47

GALAXY U.S. TREASURY MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               INCOME FROM
                                               INVESTMENT          LESS
                                               OPERATIONS      DISTRIBUTIONS
                                               -----------     -------------



                                 NET ASSET                     DISTRIBUTIONS     NET INCREASE       NET ASSET
                                   VALUE           NET           FROM NET         (DECREASE)          VALUE
                                 BEGINNING     INVESTMENT       INVESTMENT          IN NET           END OF        TOTAL
                                 0F PERIOD       INCOME           INCOME          ASSET VALUE        PERIOD       RETURN
                                 ---------     ----------      -------------     ------------       ---------     ------
RETAIL A
5/31/04                           $1.00           $  --(2)        $   --(2)           $--             $1.00       0.36%(3)
5/31/03(1)                         1.00              --(2)            --(2)            --              1.00       0.38%**(3)
10/31/02                           1.00            0.01            (0.01)              --              1.00       1.27%(3)
10/31/01                           1.00            0.04            (0.04)              --              1.00       4.16%(3)
10/31/00                           1.00            0.05            (0.05)              --              1.00       5.26%(3)
10/31/99                           1.00            0.04            (0.04)              --              1.00       4.14%

TRUST
5/31/04                            1.00            0.01            (0.01)              --              1.00       0.52%(3)
5/31/03(1)                         1.00              --(2)            --(2)            --              1.00       0.47%**(3)
10/31/02                           1.00            0.01            (0.01)              --              1.00       1.42%(3)
10/31/01                           1.00            0.04            (0.04)              --              1.00       4.31%(3)
10/31/00                           1.00            0.05            (0.05)              --              1.00       5.42%(3)
10/31/99                           1.00            0.04            (0.04)              --              1.00       4.30%

                                                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                 -----------------------------------------------------------

                                                  RATIO OF NET            RATIO OF              RATIO OF
                                                   INVESTMENT             OPERATING             OPERATING
                                 NET ASSETS          INCOME               EXPENSES              EXPENSES
                                   END OF           INCLUDING             INCLUDING             EXCLUDING
                                   PERIOD        REIMBURSEMENTS/       REIMBURSEMENTS/       REIMBURSEMENTS/
                                  (IN 000S)          WAIVER                WAIVER                WAIVER
                                 ----------      ---------------       ---------------       ---------------
RETAIL A
5/31/04                          $479,750            0.36%                 0.65%                 0.65%
5/31/03(1)                        606,741            0.66%*                0.64%*                0.64%*
10/31/02                          716,936            1.28%                 0.62%                 0.62%
10/31/01                          894,962            3.99%                 0.62%                 0.62%
10/31/00                          544,741            5.17%                 0.65%                 0.65%
10/31/99                          584,364            4.06%                 0.67%                 0.67%

TRUST
5/31/04                           272,708            0.52%                 0.49%                 0.49%
5/31/03(1)                        534,888            0.82%*                0.48%*                0.48%*
10/31/02                          768,725            1.42%                 0.48%                 0.48%
10/31/01                          885,644            4.13%                 0.48%                 0.48%
10/31/00                          510,815            5.33%                 0.49%                 0.49%
10/31/99                          459,792            4.22%                 0.51%                 0.51%

------------------------------------------------
*    Annualized.
**   Not annualized.
(1)  For the period from November 1, 2002 through May 31, 2003.
(2) Net investment income per share and distributions from net investment income were less than $0.005.
(3) Had the investment advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                     48 - 49

GALAXY TAX-EXEMPT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               INCOME FROM
                                               INVESTMENT          LESS
                                               OPERATIONS      DISTRIBUTIONS
                                               -----------     -------------



                                 NET ASSET                     DISTRIBUTIONS     NET INCREASE       NET ASSET
                                   VALUE           NET           FROM NET         (DECREASE)          VALUE
                                 BEGINNING     INVESTMENT       INVESTMENT          IN NET           END OF        TOTAL
                                 0F PERIOD       INCOME           INCOME          ASSET VALUE        PERIOD       RETURN
                                 ---------     ----------      -------------     ------------       ---------     ------
RETAIL A
5/31/04                           $1.00           $  --(2)        $   --(2)           $--             $1.00       0.46%(3)
5/31/03(1)                         1.00              --(2)            --(2)            --              1.00       0.42%**(3)
10/31/02                           1.00            0.01            (0.01)              --              1.00       1.04%(3)
10/31/01                           1.00            0.03            (0.03)              --              1.00       2.63%(3)
10/31/00                           1.00            0.03            (0.03)              --              1.00       3.33%(3)
10/31/99                           1.00            0.02            (0.02)              --              1.00       2.53%(3)

TRUST
5/31/04                            1.00            0.01            (0.01)              --              1.00       0.58%(3)
5/31/03(1)                         1.00              --(2)            --(2)            --              1.00       0.49%**(3)
10/31/02                           1.00            0.01            (0.01)              --              1.00       1.15%(3)
10/31/01                           1.00            0.03            (0.03)              --              1.00       2.77%(3)
10/31/00                           1.00            0.03            (0.03)              --              1.00       3.46%(3)
10/31/99                           1.00            0.03            (0.03)              --              1.00       2.67%(3)

                                                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                 -----------------------------------------------------------

                                                  RATIO OF NET            RATIO OF              RATIO OF
                                                   INVESTMENT             OPERATING             OPERATING
                                 NET ASSETS          INCOME               EXPENSES              EXPENSES
                                   END OF           INCLUDING             INCLUDING             EXCLUDING
                                   PERIOD        REIMBURSEMENTS/       REIMBURSEMENTS/       REIMBURSEMENTS/
                                  (IN 000S)          WAIVER                WAIVER                WAIVER
                                 ----------      ---------------       ---------------       ---------------
RETAIL A
5/31/04                          $  187,712          0.46%                 0.59%                 0.61%
5/31/03(1)                          241,420          0.72%*                0.58%*                0.61%*
10/31/02                            269,141          1.03%                 0.57%                 0.60%
10/31/01                            289,155          2.58%                 0.59%                 0.62%
10/31/00                            215,914          3.39%                 0.62%                 0.64%
10/31/99                            160,057          2.51%                 0.66%                 0.66%

TRUST
5/31/04                           1,034,330          0.58%                 0.47%                 0.49%
5/31/03(1)                        1,168,448          0.84%*                0.46%*                0.49%*
10/31/02                          1,465,683          1.14%                 0.46%                 0.49%
10/31/01                          1,487,635          2.71%                 0.46%                 0.49%
10/31/00                          1,276,445          3.52%                 0.49%                 0.51%
10/31/99                            556,137          2.65%                 0.52%                 0.52%

-------------------------------------------------
*    Annualized.
**   Not annualized.
(1)  For the period from November 1, 2002 through May 31, 2003.
(2) Net investment income per share and distributions from net investment income were less than $0.005.
(3) Had the investment advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                     50 - 51

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               INCOME FROM
                                               INVESTMENT          LESS
                                               OPERATIONS      DISTRIBUTIONS
                                               -----------     -------------



                                 NET ASSET                     DISTRIBUTIONS     NET INCREASE       NET ASSET
                                   VALUE           NET           FROM NET         (DECREASE)          VALUE
                                 BEGINNING     INVESTMENT       INVESTMENT          IN NET           END OF        TOTAL
                                 0F PERIOD       INCOME           INCOME          ASSET VALUE        PERIOD       RETURN
                                 ---------     ----------      -------------     ------------       ---------     ------
RETAIL A
5/31/04                           $1.00           $  --(2)        $   --(2)           $--             $1.00       0.37%(4)
5/31/03(1)                         1.00              --(2)            --(2)            --              1.00       0.37%**(4)
10/31/02                           1.00            0.01            (0.01)              --              1.00       0.88%(4)
10/31/01                           1.00            0.02            (0.02)              --              1.00       2.39%(4)
10/31/00                           1.00            0.03            (0.03)              --              1.00       3.21%(4)
10/31/99                           1.00            0.02            (0.02)              --              1.00       2.47%(4)

TRUST
5/31/04(3)                         1.00              --(2)            --(2)            --              1.00       0.13%**(4)

                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                -----------------------------------------------------------

                                                 RATIO OF NET            RATIO OF              RATIO OF
                                                  INVESTMENT             OPERATING             OPERATING
                                NET ASSETS          INCOME               EXPENSES              EXPENSES
                                  END OF           INCLUDING             INCLUDING             EXCLUDING
                                  PERIOD        REIMBURSEMENTS/       REIMBURSEMENTS/       REIMBURSEMENTS/
                                 (IN 000S)          WAIVER                WAIVER                WAIVER
                                ----------      ---------------       ---------------       ---------------
RETAIL A
5/31/04                         $238,118            0.37%                 0.63%                 0.64%
5/31/03(1)                       269,559            0.64%*                0.63%*                0.63%*
10/31/02                         298,769            0.87%                 0.62%                 0.62%
10/31/01                         273,925            2.36%                 0.62%                 0.62%
10/31/00                         262,149            3.17%                 0.62%                 0.64%
10/31/99                         243,051            2.44%                 0.62%                 0.65%

TRUST
5/31/04(3)                            10            0.48%*                0.53%*                1.23%*

-------------------------------------------------
*    Annualized.
**   Not annualized.
(1)  For the period from November 1, 2002 through May 31, 2003.
(2) Net investment income per share and distributions from net investment income were less than $0.005.
(3)  The Fund began offering Trust Shares on March 1, 2004.
(4) Had the investment advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                     52 - 53

GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               INCOME FROM
                                               INVESTMENT          LESS
                                               OPERATIONS      DISTRIBUTIONS
                                               -----------     -------------



                                 NET ASSET                     DISTRIBUTIONS     NET INCREASE       NET ASSET
                                   VALUE           NET           FROM NET         (DECREASE)          VALUE
                                 BEGINNING     INVESTMENT       INVESTMENT          IN NET           END OF        TOTAL
                                 0F PERIOD       INCOME           INCOME          ASSET VALUE        PERIOD       RETURN
                                 ---------     ----------      -------------     ------------       ---------     ------
RETAIL A
5/31/04                           $1.00           $  --(2)        $   --(2)           $--             $1.00       0.42%(4)
5/31/03(1)                         1.00              --(2)            --(2)            --              1.00       0.39%**(4)
10/31/02                           1.00            0.01            (0.01)              --              1.00       1.02%(4)
10/31/01                           1.00            0.03            (0.03)              --              1.00       2.59%(4)
10/31/00                           1.00            0.03            (0.03)              --              1.00       3.31%(4)
10/31/99                           1.00            0.02            (0.02)              --              1.00       2.50%(4)

TRUST
5/31/04(3)                         1.00              --(2)            --(2)            --              1.00       0.14%**(4)

                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                -----------------------------------------------------------

                                                 RATIO OF NET            RATIO OF              RATIO OF
                                                  INVESTMENT             OPERATING             OPERATING
                                NET ASSETS          INCOME               EXPENSES              EXPENSES
                                  END OF           INCLUDING             INCLUDING             EXCLUDING
                                  PERIOD        REIMBURSEMENTS/       REIMBURSEMENTS/       REIMBURSEMENTS/
                                 (IN 000S)          WAIVER                WAIVER                WAIVER
                                ----------      ---------------       ---------------       ---------------
RETAIL A
5/31/04                         $283,822            0.42%                 0.59%                 0.60%
5/31/03(1)                       411,600            0.67%*                0.58%*                0.58%*
10/31/02                         447,525            1.01%                 0.57%                 0.58%
10/31/01                         521,739            2.55%                 0.59%                 0.59%
10/31/00                         480,835            3.32%                 0.62%                 0.63%
10/31/99                         241,611            2.48%                 0.62%                 0.65%

TRUST
5/31/04(3)                           912            0.50%*                0.51%*                0.52%*

-------------------------------------------------
*    Annualized.
**   Not annualized.
(1)  For the period from November 1, 2002 through May 31, 2003.
(2) Net investment income per share and distributions from net investment income were less than $0.005.
(3)  The Fund began offering Trust Shares on March 1, 2004.
(4) Had the investment advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                     54 - 55

GALAXY NEW YORK MUNICIPAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                               INCOME FROM
                                               INVESTMENT          LESS
                                               OPERATIONS      DISTRIBUTIONS
                                               -----------     -------------



                                 NET ASSET                     DISTRIBUTIONS     NET INCREASE       NET ASSET
                                   VALUE           NET           FROM NET         (DECREASE)          VALUE
                                 BEGINNING     INVESTMENT       INVESTMENT          IN NET           END OF        TOTAL
                                 0F PERIOD       INCOME           INCOME          ASSET VALUE        PERIOD       RETURN
                                 ---------     ----------      -------------     ------------       ---------     ------
RETAIL A
5/31/04(1)                        $1.00           $--(2)          $--(2)              $--             $1.00       0.41%**(4)

TRUST
5/31/04(3)                         1.00            --(2)           --(2)               --              1.00       0.17%**(4)

                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                -----------------------------------------------------------

                                                 RATIO OF NET            RATIO OF              RATIO OF
                                                  INVESTMENT             OPERATING             OPERATING
                                NET ASSETS          INCOME               EXPENSES              EXPENSES
                                  END OF           INCLUDING             INCLUDING             EXCLUDING
                                  PERIOD        REIMBURSEMENTS/       REIMBURSEMENTS/       REIMBURSEMENTS/
                                 (IN 000S)          WAIVER                WAIVER                WAIVER
                                ----------      ---------------       ---------------       ---------------
RETAIL A
5/31/04(1)                      $38,099             0.57%*                0.45%*                0.88%*

TRUST
5/31/04(3)                        4,799             0.68%*                0.34%*                0.77%*

---------------------------------------------------------
*    Annualized.
**   Not annualized.
(1)  The Fund commenced operations on September 16, 2003.
(2) Net investment income per share and distributions from net investment income were less than $0.005.
(3)  The Fund began offering Trust Shares on March 1, 2004.
(4) Had the investment advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                     56 - 57

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Galaxy Fund (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following portfolios (individually referred to as a "Fund", collectively referred to as the "Funds"):

Galaxy Money Market Fund
Galaxy Government Money Market Fund
Galaxy U.S. Treasury Money Market Fund
Galaxy Tax-Exempt Money Market Fund
Galaxy Connecticut Municipal Money Market Fund
Galaxy Massachusetts Municipal Money Market Fund
Galaxy New York Municipal Money Market Fund

INVESTMENT GOALS
The Galaxy Money Market Fund and Galaxy Government Money Market Fund seek as high a level of current income as is consistent with liquidity and stability of principal. The Galaxy U.S. Treasury Money Market Fund seeks current income with liquidity and stability of principal. The Galaxy Tax-Exempt Money Market Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal. The Galaxy Connecticut Municipal Money Market Fund, Galaxy Massachusetts Municipal Money Market Fund and Galaxy New York Municipal Money Market Fund seek to provide current income exempt from federal regular income tax and the Connecticut state income tax on individuals, trusts and estates, the Massachusetts state income tax and the New York state and New York City personal income taxes, respectively, consistent with relative stability of principal and liquidity.

FUND SHARES
Each Fund may issue an unlimited number of shares and offers two series of shares: Trust Shares and Retail A Shares. Both series of shares is offered continuously at net asset value, however each has its own expense structure. Trust Shares of the Galaxy Connecticut Municipal Money Market Fund, Galaxy Massachusetts Municipal Money Market Fund and Galaxy New York Municipal Money Market Fund were first offered on March 1, 2004.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION
Securities in the Funds are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Act provided certain conditions are met. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. Investments in other investment companies are valued at net asset value.

SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS
Each Fund (except the Galaxy U.S. Treasury Money Market Fund) may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

JOINT TRADING ACCOUNTS
Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other affiliated funds may transfer their uninvested cash balances into one or more joint trading accounts. The assets in the joint trading accounts are invested in one or more repurchase agreements or other short-term investments. These repurchase agreements are subject to the same collateral requirements as discussed above.

INCOME RECOGNITION
Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex date.

NOTES TO FINANCIAL STATEMENTS

DETERMINATION OF SERIES NET ASSET VALUES
All income, expenses (other than series-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each series of a Fund on a daily basis for purposes of determining the net asset value of each series. Income and expenses are allocated to each series based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each series.

FEDERAL INCOME TAX STATUS
Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.


NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended May 31, 2004, permanent differences resulting primarily from expired capital loss carryforwards and non-deductible tax expenses were identified and reclassified among the components of the Funds' net assets as follows:

                             UNDISTRIBUTED/
                           (OVERDISTRIBUTED)  ACCUMULATED
                            NET INVESTMENT    NET REALIZED    PAID-IN
FUND                            INCOME        GAIN/(LOSS)     CAPITAL
----                            ------        ----------      -------
Galaxy Money Market Fund .... $    1,730       $      --    $  (1,730)
Galaxy Government Money
  Market Fund ...............         --              --           --
Galaxy U.S. Treasury Money
  Market Fund ...............     13,266              --      (13,266)
Galaxy Tax-Exempt Money
  Market Fund ...............         --          17,298      (17,298)
Galaxy Connecticut Municipal
  Money Market Fund .........         --             817         (817)


                                UNDISTRIBUTED/
                               (OVERDISTRIBUTED)   ACCUMULATED
                               NET INVESTMENT     NET REALIZED    PAID-IN
FUND                               INCOME         GAIN/(LOSS)     CAPITAL
----                               ------         ----------      -------
Galaxy Massachusetts Municipal
  Money Market Fund .........       --              12,416      (12,416)
Galaxy New York Municipal
  Money Market Fund .........       --                  --           --


Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the year ended May 31, 2004, the period from November 1, 2002 through May 31, 2003 and the year ended October 31, 2002, was as follows:

                         YEAR ENDED        PERIOD ENDED         YEAR ENDED
                        MAY 31, 2004       MAY 31, 2003      OCTOBER 31, 2002
                        ------------       ------------      ----------------
                       ORDINARY INCOME    ORDINARY INCOME   ORDINARY INCOME
                       ---------------    ---------------   ----------------
Galaxy Money Market
  Fund ...............  $11,356,739         $18,754,591       $77,573,579
Galaxy Government
  Money Market Fund ..    3,370,425           2,988,909        11,097,092
Galaxy U.S. Treasury
  Money Market Fund ..    4,450,584           6,064,257        21,794,690
Galaxy Tax-Exempt
  Money Market Fund* .    7,580,520           7,795,295        20,137,628
Galaxy Connecticut
  Municipal Money
  Market Fund* .......      941,388           1,051,558         2,653,137
Galaxy Massachusetts
  Municipal Money
  Market Fund* .......    1,524,324           1,733,310         5,322,029
Galaxy New York
  Municipal Money
  Market Fund* .......      131,507                  --                --

  * Substantially all of these distributions were made from tax-exempt income.

As of May 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                UNDISTRIBUTED    UNDISTRIBUTED    UNDISTRIBUTED
                                 TAX-EXEMPT       ORDINARY          LONG-TERM
FUND                               INCOME         INCOME         CAPITAL GAINS
----                               ------         ------         -------------
Galaxy Money Market Fund ....... $     --       $973,057          $         --
Galaxy Government Money
  Market Fund ..................       --        106,270                    --
Galaxy U.S. Treasury Money
  Market Fund ..................       --        599,773                    --
Galaxy Tax-Exempt Money
  Market Fund ..................  583,292             --                    --
Galaxy Connecticut Municipal
  Money Market Fund ............   45,298             --                    --
Galaxy Massachusetts Municipal
  Money Market Fund ............   98,631             --                    --
Galaxy New York Municipal
  Money Market Fund ............   17,943             --                    --

NOTES TO FINANCIAL STATEMENTS

The following capital loss carryforwards, determined as of May 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

FUND                              AMOUNT    EXPIRATION
----                              ------    ----------
Galaxy Money Market Fund .....  $  4,476         2012
Galaxy Government Money
  Market Fund ................     5,215         2012
Galaxy U.S. Treasury Money
  Market Fund ................     1,401         2012
Galaxy Tax-Exempt Money
  Market Fund ................       291         2006
                                      85         2009

The following capital loss carryforwards were utilized and/or expired during the year end May 31, 2004. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

     FUND                                               AMOUNT
     ----                                               ------
Galaxy Tax-Exempt Money Market Fund ............       $17,298
Galaxy Connecticut Municipal Money Market Fund..           817
Galaxy Massachusetts Municipal Money Market Fund        12,416


NOTE 4. FEES AND COMPENSATION

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Funds. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Funds' investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

INVESTMENT ADVISORY FEE
Columbia is the investment advisor to each of the Funds and receives a monthly fee based on each Fund's average daily net assets at the following annual rates:

                                                FEES ON AVERAGE
     FUND                                      DAILY NET ASSETS
     ----                                      ----------------
Galaxy Money Market Fund,
Galaxy Government Money Market Fund,
Galaxy Tax-Exempt Money Market Fund ............      0.40%

                                 FEES ON AVERAGE      FEES ON AVERAGE
                                DAILY NET ASSETS     DAILY NET ASSETS
     FUND                      UP TO $750,000,000    OVER $750,000,000
     ----                      ------------------    -----------------
Galaxy U.S. Treasury Money
  Market Fund,

Galaxy Connecticut Municipal
  Money Market Fund,

Galaxy Massachusetts Municipal
  Money Market Fund,

Galaxy New York Municipal

  Money Market Fund ...........      0.40%                 0.35%



With respect to the Galaxy Money Market Fund, Galaxy Government Money Market Fund and Galaxy Tax-Exempt Money Market Fund, Columbia has advised the Trust that it intends to waive its investment advisory fee payable by each Fund by 0.05% to the extent that a Fund's average daily net assets exceed $750,000,000. Columbia may revise or discontinue this arrangement only upon Board approval.

ADMINISTRATION FEE
Columbia is responsible for providing administrative and other services to each Fund. Columbia has delegated those functions to PFPC Inc. ("PFPC"), a member of PNC Financial Services Group. Columbia pays a portion of the administration fees received to PFPC, as the sub-administrator to the Trust.

Effective June 5, 2003, Columbia receives a fee under its administration agreement with the Funds based on the combined average daily net assets of the Funds and the other funds offered by the Trust at the following annual rates:

          AVERAGE DAILY NET ASSETS         FEE RATE
          ------------------------         --------
          First $30 billion                 0.067%
          Over $30 billion                  0.050%


Prior to June 4, 2003, Columbia was entitled to receive fees under the administration agreement of 0.067% based on the combined average daily net assets of the Funds and the other funds offered by the Trust.

Columbia waived all administration fees for a period of three months from the commencement of operations of the Galaxy New York Municipal Money Market Fund.

PRICING AND BOOKKEEPING FEES
Columbia is responsible for providing pricing and bookkeeping services to each Fund under a pricing and bookkeeping agreement. Columbia has delegated those functions to PFPC and pays the total fees collected to PFPC as the sub-pricing and bookkeeping agent to the Funds.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives an annual fee based on the average daily net assets of each Fund at the following annual rates:

          AVERAGE DAILY NET ASSETS         FEE RATE
          ------------------------         --------
          Under $50 million                 $25,000
          Of $50 million but less than
           $200 million                     $35,000
          Of $200 million but less than
           $500 million                     $50,000
          Of $500 million but less than
           $1 billion                       $85,000
          In excess of $1 billion          $125,000

NOTES TO FINANCIAL STATEMENTS

For multiple series funds, Columbia is entitled to receive an additional annual fee of $10,000 per fund. In addition, Columbia receives a fee for pricing services based on the number of securities held by each Fund.

For the year ended May 31, 2004, the effective pricing and bookkeeping fee rates for the Funds were as follows:

FUND                                   FEE RATES
----                                   ---------
Galaxy Money Market Fund ...........     0.002%
Galaxy Government Money
  Market Fund ......................     0.015%
Galaxy U.S. Treasury Money
  Market Fund ......................     0.012%
Galaxy Tax-Exempt Money
  Market Fund ......................     0.012%
Galaxy Connecticut Municipal
  Money Market Fund ................     0.023%
Galaxy Massachusetts Municipal
  Money Market Fund ................     0.016%
Galaxy New York Municipal
  Money Market Fund ................     0.107%


Columbia waived all pricing and bookkeeping fees for a period of three months from the commencement of operations of the Galaxy New York Municipal Money Market Fund.

TRANSFER AGENT FEES
PFPC (the "Transfer Agent") provides shareholder services to the Funds. Retail A Shares and Trust Shares of each Fund bear series-specific transfer agent charges based upon the number of shareholder accounts for each series, subject to a minimum fee of $5,000 annually per Fund. Trust Shares of the Funds also bear additional transfer agency fees paid to an affiliate of Columbia for performing certain sub-accounting and administrative functions on a per-account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

SHAREHOLDER SERVICE FEES
Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the exclusive distributor of the Trust's shares. Prior to October 13, 2003, the Distributor was known as Liberty Funds Distributor, Inc.

The Trust has adopted a shareholder services plan (the "Services Plan") with respect to the Retail A Shares and Trust Shares of the Funds. Currently, the Service Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions which provide administrative and support services to their customers who beneficially own Retail A Shares. Payments by the Trust under the Services Plan may not exceed an annual rate of 0.25% of the average daily net assets of the outstanding Retail A Shares of each Fund. The Trust is currently limiting payments under the Services Plan to an aggregate annual rate not to exceed 0.10% of the average daily net assets of the outstanding Retail A Shares of each Fund.

FEE WAIVERS
Columbia and its affiliates have voluntarily agreed to waive fees and reimburse certain expenses of the Funds to the extent that total expenses (exclusive of shareholder service fees, interest, taxes and extraordinary expenses, if any) exceed certain expense limitations. The respective parties, at their discretion, may revise or discontinue the voluntary waivers and/or reimbursements at any time. For the year ended May 31, 2004, Columbia and its affiliates waived fees and reimbursed expenses as follows:

                                    FEES         EXPENSES
FUND                               WAIVED       REIMBURSED
----                               ------       ----------
Galaxy Money Market Fund ......   $ 562,955     $201,233
Galaxy Government Money
  Market Fund .................      15,701           --
Galaxy U.S. Treasury Money
  Market Fund .................      11,050           --
Galaxy Tax-Exempt Money
  Market Fund .................     315,800           --
Galaxy Connecticut Municipal
  Money Market Fund ...........      11,050        1,837
Galaxy Massachusetts Municipal
  Money Market Fund ...........      11,050        4,036
Galaxy New York Municipal
  Money Market Fund ...........      14,387       83,445


FEES PAID TO OFFICERS AND TRUSTEES
The Trust pays no compensation to its officers. The Funds' Trustees may participate in a deferred compensation plan, which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER
Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. These amounts are included in "Miscellaneous expenses" on the Statement of Operations. For the year ended May 31, 2004, the Funds paid fees to Columbia for such services as follows:

NOTES TO FINANCIAL STATEMENTS

FUND                              FEES
----                              ----
Galaxy Money Market Fund       $ 4,381
Galaxy Government Money
  Market Fund ...........        2,381
Galaxy U.S. Treasury Money
  Market Fund ...........        3,098
Galaxy Tax-Exempt Money
  Market Fund ...........        3,511
Galaxy Connecticut Municipal
  Money Market Fund .....        1,698
Galaxy Massachusetts Municipal
  Money Market Fund .....        1,901
Galaxy New York Municipal
  Money Market Fund .....          181

Professional fees for the Funds include legal fees paid to Drinker Biddle & Reath LLP ("DB&R"). A partner of that firm serves as an officer of the Trust. For the year ended May 31, 2004, the Funds incurred legal fees from DB&R as follows:

                                             UNPAID AT
FUND                              FEES       MAY 31, 2004
----                              ----       ------------
Galaxy Money Market Fund     $  36,700       $31,666
Galaxy Government Money
  Market Fund ...........       11,975         5,185
Galaxy U.S. Treasury Money
  Market Fund ...........       16,816        15,244
Galaxy Tax-Exempt Money
  Market Fund ...........       23,259        14,386
Galaxy Connecticut Municipal
  Money Market Fund .....       13,419           567
Galaxy Massachusetts Municipal
  Money Market Fund .....        9,379         2,513
Galaxy New York Municipal
  Money Market Fund .....       12,934           162


NOTE 5. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

The Galaxy Connecticut Municipal Money Market Fund, Galaxy Massachusetts Municipal Money Market Fund and Galaxy New York Municipal Money Market Fund invest primarily in debt obligations issued, respectively, by the State of Connecticut, the Commonwealth of Massachusetts and the State of New York, and their respective political subdivisions, agencies and public authorities, to obtain funds for various purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

The Galaxy Tax-Exempt Money Market Fund, Galaxy Connecticut Municipal Money Market Fund, Galaxy Massachusetts Municipal Money Market Fund and Galaxy New York Municipal Money Market Fund each hold certain investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default, or that are supported by a letter of credit. Each of the Funds' insurers is rated AAA by Moody's Investor Services Inc. At May 31, 2004, investments supported by private issuers that represent greater than 5% of the total investments of the respective Funds are as follows:

TAX-EXEMPT MONEY MARKET
-----------------------
Wachovia Bank, N.A.......         9.30%
FSA......................         9.02%
MBIA.....................         8.12%
U.S. Bank, N.A. .........         7.63%
SunTrust Bank, N.A.......         7.30%
LaSalle Bank, N.A. ......         5.64%

CONNECTICUT MUNICIPAL MONEY MARKET
----------------------------------
Wachovia Bank, N.A.......         9.38%

MASSACHUSETTS MUNICIPAL MONEY MARKET
------------------------------------
Citizens Bank
  of Massachusetts.......         9.14%
FSA......................         8.50%
Wachovia Bank, N.A.......         6.79%
Allied Irish Bank Plc....         6.59%
MBIA.....................         6.51%

NEW YORK MUNICIPAL MONEY MARKET
-------------------------------
MBIA.....................        14.35%
FNMA.....................        13.95%
FGIC.....................         6.74%
JPMorgan Chase Bank......         6.39%

LEGAL PROCEEDINGS
Columbia, the Distributor, and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York, against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including the Trust. The Trust

NOTES TO FINANCIAL STATEMENTS

has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as the Trust's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of shares of the Funds, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

NOTE 6.  COMPARABILITY OF FINANCIAL STATEMENTS

In the prior year, the fiscal year end of the Funds was changed from October 31 to May 31. Accordingly, the Fund's 2004 fiscal year end is May 31, 2004.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and the Shareholders of The Galaxy Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Galaxy Money Market Fund, Galaxy Government Money Market Fund, Galaxy U.S. Treasury Money Market Fund, Galaxy Tax-Exempt Money Market Fund, Galaxy Connecticut Municipal Money Market Fund, Galaxy Massachusetts Municipal Money Market Fund and Galaxy New York Municipal Money Market Fund (seven of the portfolios comprising The Galaxy Fund, collectively referred to hereafter as the "Funds") at May 31, 2004, and the results of their operations, the changes in their net assets and the financial highlights for the year ended May 31, 2004 (except for the Galaxy New York Municipal Money Market Fund, which is for the period which commenced on September 16, 2003 (commencement of operations) and ended May 31, 2004), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets for the period ended May 31, 2003 and the year ended October 31, 2002 and the financial highlights of the Funds for the period ended May 31, 2003 and the four fiscal years in the period ended October 31, 2002 were audited by another independent registered public accounting firm whose report dated June 20, 2003 expressed an unqualified opinion on those statements and highlights.

[GRAPHIC OMITTED]
PRICEWATERHOUSECOOPERS LLP LOGO

Boston, Massachusetts
July 15, 2004

TAX INFORMATION (UNAUDITED)

  During the fiscal year ended May 31, 2004, the following Funds earned the following percentages of their income from direct obligations of the U.S.
Government:

                                 U.S. GOVERNMENT
FUND                                 INCOME
----                                 ------
Galaxy Money Market Fund ......      6.46%
Galaxy Government
  Money Market Fund ...........     14.74%
Galaxy U.S. Treasury
  Money Market Fund ...........      100%


  Appropriate tax information detailing U.S. Government income percentages on a calendar year basis will accompany each shareholder's year-end tax statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatment.

  During the year ended May 31, 2004, the following Funds earned the following percentage of their income from municipal obligations, which generally qualify as exempt from regular federal taxation:

FUND                                 INCOME
----                                 ------
Galaxy Tax-Exempt Money
  Money Market Fund ...........      100%
Connecticut Municipal
  Money Market Fund ...........      100%
Massachusetts Municipal
  Money Market Fund ...........      100%
New York Municipal
  Money Market Fund ...........      100%


CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED)

  On March 4, 2004, Ernst & Young LLP ("E&Y") resigned as the Funds' independent registered public accounting firm. During the fiscal years ended October 31, 2001 and 2002 and during the period ended May 31, 2003, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the fiscal years ended October 31, 2001 and 2002 and during the period ended May 31, 2003, and through March 4, 2004, there were no disagreements between the Funds and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 4, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the Funds for the fiscal year ending May 31, 2004.

TRUSTEE AND OFFICERS INFORMATION (UNAUDITED)

  The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and Galaxy's Declaration of Trust. Information pertaining to the trustees and officers of Galaxy is set forth below. Trustees who are not deemed to be "interested persons" of Galaxy as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of Galaxy are referred to as "Interested Trustees." The Funds' Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling Galaxy toll-free at 1-866-840-5469.


                                                                                               NUMBER OF
                                               YEAR FIRST                                     PORTFOLIOS IN
                                               ELECTED OR                                     FUND COMPLEX 3
NAME, ADDRESS             POSITION(S) HELD     APPOINTED          PRINCIPAL OCCUPATION(S)       OVERSEEN         OTHER DIRECTORSHIPS
AND AGE 1                   WITH GALAXY       TO OFFICE 2          DURING PAST 5 YEARS         BY TRUSTEE          HELD BY TRUSTEE 4
-------                     -----------       ---------            -------------------         ----------         ----------------

INDEPENDENT TRUSTEES
--------------------
Dwight E. Vicks, Jr.    Chairman & Trustee      4/2/86       Chairman, Director and Treasurer,    13         Director, Utica First
Age 70                                                       Vicks Lithograph & Printing                     Insurance Company;
                                                             Corporation (book manufacturing).               Director, SBU Bank;
                                                                                                             Director, Partners
                                                                                                             Trust Financial Group;
                                                                                                             Director, Monitor Life
                                                                                                             Insurance Company;
                                                                                                             Director, Commercial
                                                                                                             Travelers Mutual
                                                                                                             Insurance Company.

Louis DeThomasis            Trustee            7/24/86       President, Saint Mary's University   13         Chairman of the Board,
Age 63                                                       of Minnesota.                                   GeoSpatial Services,
                                                                                                             Inc.

Kenneth A. Froot 5          Trustee            12/5/00       Professor of Finance,                14                 None
Age 46                                                       Harvard University.

James M. Seed               Trustee            5/26/88       President, The Astra Ventures,       13         Chairman and Director,
Age 63                                                       Incorporated (oil and gas exploration;          Fischer-Watt Gold Co.
                                                             land development; private equity).

INTERESTED TRUSTEE
------------------

John T. O'Neill 6           Trustee            2/25/88       Private Investor; Executive Vice     13                 None
Age 59                                                       President and Chief Financial Officer,
                                                             Hasbro, Inc. (toy and game
                                                             manufacturer) until December 1999.



                                                                                                NUMBER OF
                                               YEAR FIRST                                     PORTFOLIOS IN
                                              ELECTED OR                                     FUND COMPLEX 3
NAME, ADDRESS             POSITION(S) HELD     APPOINTED          PRINCIPAL OCCUPATION(S)       OVERSEEN         OTHER DIRECTORSHIPS
AND AGE 1                   WITH GALAXY       TO OFFICE 2          DURING PAST 5 YEARS         BY TRUSTEE          HELD BY TRUSTEE 4
-------                     -----------       ---------            -------------------         ----------          ---------------

OFFICERS
--------
Glen P. Martin 7            President          9/5/02        Executive, Head of Business           N/A                   N/A
One Financial Center                                         Management, National Sales &Service,
Boston, MA 02111                                             Columbia Management Group, Inc.
Age 45                                                       since May 2004; Director, Money
                                                             Market Business, Columbia
                                                             Management Group, Inc.
                                                             from January 2003 to
                                                             April 2004; Director,
                                                             Strategy and Product
                                                             Management Division, and
                                                             Senior Vice President,
                                                             Columbia Management
                                                             Group, Inc., from March
                                                             2002 to December 2002;
                                                             Interim Managing
                                                             Director, Mutual Fund
                                                             Division, and Senior Vice
                                                             President, Fleet
                                                             Investment Management,
                                                             from April 2001 to March
                                                             2002; Director, Product
                                                             Development and Marketing
                                                             and Senior Vice
                                                             President, Fleet
                                                             Investment Management,
                                                             from March 1999 to April
                                                             2001; Vice President of
                                                             Investment Marketing
                                                             Management, Fleet
                                                             Investment Management,
                                                             from May 1997 to March
                                                             1999.

Vicki L. Benjamin 8       Chief Accounting      9/5/02       Chief Accounting Officer of the Columbia   N/A               N/A
One Financial Center     Officer and Controller              Funds and Liberty All-Star Funds since
Boston, MA 02111                                             June 2001 (formerly Controller of the
Age 42                                                       Columbia Funds and of the Liberty All-Star
                                                             Funds from May 2002 to May 2004);
                                                             Controller and Chief Accounting Officer
                                                             of the Galaxy Funds since September 2002
                                                             (formerly Vice President, Corporate Audit,
                                                             State Street Bank and Trust Company
                                                             from May 1998 to April 2001).

J. Kevin Connaughton 9        Treasurer         9/5/02       President of the Columbia Funds            N/A               N/A
One Financial Center                                         since February 27, 2004; Treasurer of
Boston, MA 02111                                             the Columbia Funds and of the Liberty
Age 40                                                       All-Star Funds since December 2000;
                                                             Vice President of the Advisor since
                                                             April 2003 (formerly Chief Accounting
                                                             Officer and Controller of the Liberty
                                                             Funds and of the Liberty All-Star Funds
                                                             from February 1998 to October 2000);
                                                             Treasurer of the Galaxy Funds since
                                                             September 2002; Treasurer, Columbia
                                                             Management Multi-Strategy Hedge
                                                             Fund, LLC since December 2002
                                                             (formerly Vice President of Colonial
                                                             from February 1998 to October 2000).



                                                                                         NUMBER OF
                                        YEAR FIRST                                     PORTFOLIOS IN
                                        ELECTED OR                                     FUND COMPLEX 3
NAME, ADDRESS       POSITION(S) HELD     APPOINTED          PRINCIPAL OCCUPATION(S)      OVERSEEN         OTHER DIRECTORSHIPS
AND AGE 1              WITH GALAXY      TO OFFICE 2            DURING PAST 5 YEARS       BY TRUSTEE         HELD BY TRUSTEE 4
-------                -----------      ---------              -------------------       ----------         ---------------
W. Bruce McConnel       Secretary         4/3/86       Managing Partner of the law firm     N/A                   N/A
One Logan Square                                       Drinker Biddle & Reath LLP.
18th & Cherry Streets
Philadelphia, PA 19103
Age 61

----------------------------------------------------------------
1. Each trustee may be contacted by writing to the trustee, c/o The Galaxy Fund, One Financial Center, Boston, Massachusetts 02111, Attn: Glen P. Martin.
2.     Each trustee holds office for an indefinite term until the earliest of:
       (a) the election of his successor; (b) the date a trustee dies, resigns or is removed or adjudged incompetent by the Board of Trustees in accordance with Galaxy's Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without shareholder approval) at the end of the calendar year during which the trustee attains the age of 70 years (75 years with respect to each current trustee except Mr. Froot); or (d) Galaxy terminates. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with Galaxy's Code of Regulations; or (c) Galaxy terminates.
3. The "Fund Complex" consists of all registered investment companies for which Columbia or any of its affiliates serves as investment advisor. Each trustee oversees the thirteen Galaxy portfolios that are currently offered for sale. Galaxy is authorized to offer two additional portfolios that had not commenced operations as of the date of this report. Prior to December 9, 2002 and April 14, 2003, each trustee also was a trustee of Galaxy Fund II and The Galaxy VIP Fund, respectively. On December 9, 2002 and April 14, 2003, Galaxy Fund II and The Galaxy VIP Fund, respectively, were reorganized into the Liberty Family of Funds. Mr. Froot is a Director of Columbia Management Multi-Strategy Hedge Fund, LLC, a Delaware limited liability company registered under the 1940 Act, which is advised by Columbia.
4. Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act that are not in the Fund Complex.
5. Prior to June 26, 2000, Mr. Froot was a trustee of the Boston 1784 Funds, which was advised by Fleet National Bank, an affiliate of Columbia. On June 26, 2000, the Boston 1784 Funds were reorganized into Galaxy.
6. Mr. O'Neill is considered to be an Interested Trustee because he owns securities issued by Bank of America Corporation.
7.     Mr. Martin was elected President of Galaxy on March 4, 2004.
8. Ms. Benjamin also serves as Chief Accounting Officer of The Columbia Funds and the Liberty All-Star Family of Funds ("Liberty All-Star Funds"). The Liberty All-Star Funds consist of 2 closed-end investment company portfolios.
9. Mr. Connaughton also serves as President and Treasurer of The Columbia Funds as well as Treasurer of the Liberty All-Star Funds.

[GRAPHIC OMITTED]
GALAXY FUNDS LOGO

AMM (08/01/04) 04/1536

P.O. Box 6520
Providence, RI 02940-6520

----------------
PRESORTED
STANDARD
US POSTAGE PAID
NO. READING, MA
PERMIT NO. 105
----------------

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics referred to in item 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers of a provision of the code of ethics referred to in item 2(a) above.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The registrant's Board of Trustees has determined that John T. O'Neill, a member of the registrant's Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. O'Neill is not "independent" as that term is defined in paragraph (a)(2) of this item's instructions because he is considered to be an "interested person" of the registrant as defined by the Investment Company Act of 1940. He is an "interested person" of the registrant because he owns securities issued by Bank of America Corporation, the parent of the registrant's investment adviser.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the series of the registrant whose reports to stockholders are included in this annual filing. Effective
March 4, 2004, these series of the registrant engaged new independent accountants. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2004 and May 31, 2003 are approximately as follows:

                            2004              2003
                            $130,500          $100,500

Audit Fees in fiscal year 2004 includes seven series of the registrant, while Audit Fees in fiscal year 2003 include six series of the registrant.

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2004 and May 31, 2003 are approximately as follows:

                            2004              2003
                            $28,000           $0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In fiscal year 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Audit-Related services that were approved under the "de minimis" exception during the fiscal year ended May 31, 2004 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended May 31, 2004, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of  Audit-Related  fees required to be approved  under  paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal year ended May 31, 2004 was zero.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2004 and May 31, 2003 are approximately as follows:

                            2004              2003
                            $14,000           $15,000

Tax Fees in fiscal year 2004 includes seven series of the registrant, while Tax Fees in fiscal year 2003 include six series of the registrant.

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in both fiscal years 2004 and 2003 represent the review of annual tax returns.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Tax Fees that were approved under the "de minimis" exception during the fiscal year ended May 31, 2004 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended May 31, 2004, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal year ended May 31, 2004 was zero.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2004 and May 31, 2003 are as follows:

                            2004              2003
                            $0                $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of All Other Fees that were approved under the "de minimis" exception during the fiscal year ended May 31, 2004 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended May 31, 2004, there were no All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The  percentage  of All Other  Fees  required  to be  approved  under  paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal year ended May 31, 2004 was zero.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The  Policy  does  not  delegate  the  Audit  Committee's   responsibilities  to
pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from July 1 through June 30 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration and Fund counsel;
     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request; and
     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other independent member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee, the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV.      REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o   A general description of the services,
     o   Actual billed and projected fees, and
     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V.   AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

*****

(e)(2) This information has been included in items (b)-(d) above.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended May 31, 2004 and May 31, 2003 are disclosed in (b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2004 and May 31, 2003 are also disclosed in
(b)-(d) above. There were no such fees.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A (17 CFR 240.14a-101) subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees who are recommended by shareholders. A shareholder who wishes to recommend a candidate for nomination to the Board may send information regarding the prospective candidate to the Nominating Committee of the Board at the registrant's principal business address. The information should include (i) the name, address and telephone number of the recommending shareholder and evidence of the recommending shareholder's ownership of shares of the registrant, (ii) the name, address, telephone number and date of birth of the proposed candidate, (iii) a full listing of the proposed candidate's education, experience and current employment, (iv) the names and addresses of at least three professional references, (v) information as to whether the candidate qualifies as a person who is not an "interested person" under the Investment Company Act of 1940, as amended (the "1940 Act") and is "independent" under New York Stock Exchange Listing Standards in relation to the registrant, and (vi) such other information as may be helpful to the Nominating Committee in evaluating the candidate. All satisfactorily completed information packages relating to a candidate will be forwarded to the members of the Nominating Committee.


ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

     (a)(1) Code of Ethics required to be disclosed under item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) THE GALAXY FUND

By (Signature and Title)   /S/ GLEN P. MARTIN
                        --------------------------------------------------------
                           Glen P. Martin, President


Date              JULY 28, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)   /S/ GLEN P. MARTIN
                        --------------------------------------------------------
                           Glen P. Martin, President


Date     JULY 28, 2004
    ----------------------------------------------------------------------------


By (Signature and Title)   /S/ J. KEVIN CONNAUGHTON
                        --------------------------------------------------------
                           J. Kevin Connaughton, Treasurer


Date     JULY 29, 2004
    ----------------------------------------------------------------------------